 As filed with the Securities and Exchange Commission on April 23, 2020

1933 Act Registration No. 333-144272

1940 Act Registration No. 811-4160

CIK No. 0000757552

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 Post-Effective Amendment No. 16

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 Amendment No. 46

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

(Exact Name of Registrant)

Lincoln Ensemble III VUL

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of Depositor’s principal executive offices)

Leon E. Roday

The Lincoln National Life Insurance Company

150 North Radnor Chester Road

Radnor, PA 19087

(Name and address of agent for service)

Copies to:

Scott C. Durocher

The Lincoln National Life Insurance Company

350 Church Street

Hartford, CT 06103

Title and amount of Securities being registered:

Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. The Form 24F-2 for the December 31, 2019 was filed on March 24, 2020.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☐  Immediately upon filing pursuant to paragraph (b)

☒  On May 1, 2020 pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  On [date], pursuant to paragraph (a)(1) of Rule 485.

Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

May 1, 2020

Lincoln Ensemble III VUL

Lincoln Life Flexible Premium Variable Life Account JF-A

Flexible Premium Variable Life Insurance Policy

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

100 N. Greene Street Greensboro, NC 27401 Telephone No.: 1-800-487-1485

This Prospectus describes the Lincoln Ensemble III Variable Life Insurance Policy ("Ensemble III" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by The Lincoln National Life Insurance Company ("we" or "Lincoln Life" or the "Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A ("Separate Account JF-A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account JF-A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. The Policy also has a no-lapse guarantee provision. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Division used to fund the Policy through the Separate Account. Each Division invests exclusively in a single Portfolio of one of the following open-end investment management companies:

American Century Variable Portfolios,
Inc.

American Funds Insurance Series

Delaware VIP® Trust

Deutsche Investments VIT Funds

Fidelity® Variable Insurance Products

Franklin Templeton Variable Insurance
Products Trust

Goldman Sachs Variable Insurance Trust

Lincoln Variable Insurance Products Trust

MFS® Variable Insurance Trust

PIMCO Variable Insurance Trust

ProFund® VP

T. Rowe Price Equity Series, Inc.

Vanguard® Variable Insurance Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds' shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. At any time, you may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.

You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your Policy.

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 487-1485 or by referring to the contact information provided by the Portfolio on the cover page of its summary prospectus.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble III insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

This prospectus does not constitute an offer in any jurisdiction in which such offering may not be lawfully made. No dealer, salesman or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon. The purpose of this variable life insurance policy is to provide insurance protection. Life insurance is a long-term investment. Policyowners should consider their need for insurance coverage and the policy's long-term investment potential. No claim is made that the policy is any way similar or comparable to an investment in a mutual fund.

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policy benefits/risks summary

▶  POLICY BENEFITS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

▶  ISSUANCE AND UNDERWRITING

We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

▶  DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

Choice of Death Benefit Option: At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Coverage Guarantee: If your total premiums paid (less withdrawals, and Policy Debt) exceed the cumulative required no-lapse premiums, and the no-lapse guarantee was available at the time you purchased your Policy, we guarantee that the Policy will stay in force throughout the guarantee period for your Policy, even if the Surrender Value is insufficient to provide the monthly deduction. The guarantee period varies by Issue Age and may not exceed 20 years. The terms and availability of the coverage guarantee differ in certain states.

▶  ACCESS TO CASH VALUE

Loans: You may borrow up to 100% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

Partial Withdrawals: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $50 or 2% of the withdrawal. A withdrawal may have tax consequences.

Surrenders: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

▶  FLEXIBILITY OF PREMIUMS

After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

▶  "FREE LOOK" PERIOD

You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

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▶  OWNERSHIP RIGHTS

While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

▶  SEPARATE ACCOUNT

The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

▶  GENERAL ACCOUNT

The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

▶  TRANSFERS

General: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will currently charge $25 ($50 guaranteed maximum) for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

Dollar Cost Averaging: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

Portfolio Rebalancing: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

▶  SETTLEMENT OPTIONS

There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

▶  CASH VALUE

Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

▶  TAX BENEFITS

Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

▶  SUPPLEMENTAL BENEFITS AND RIDERS

We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

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policy risks

▶  DATES

The Policy specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date) refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date" or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.

▶  INVESTMENT RISK

If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

▶  POLICY VALUES IN THE GENERAL ACCOUNT

If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners' obligations.

The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance company's fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

For more information please see "The Company", "The Separate Account" and the "General Account" of this prospectus.

Note that there are significant limitations on your right to transfer your Policy Value from the General Account and, due to these limitations, if you want to transfer all of your Policy Value from the General Account to one or more Divisions, it may take several years to do so. Therefore, you should carefully consider whether the General Account meets your investment needs.

▶  SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Accumulation Value less any Policy Debt. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

▶  RISK OF LAPSE

If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period; or (3) if you satisfy the no-lapse test during the no-lapse guarantee period. Subject to certain conditions you may reinstate a lapsed Policy.

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▶  TAX RISKS

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

Existing tax laws that benefit this Policy may change at any time.

▶  WITHDRAWAL AND SURRENDER RISKS

A Surrender Charge applies during the first nine Policy Years after the Policy Date and for nine years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the no-lapse guarantee premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

A surrender or partial withdrawal may have tax consequences.

▶  LOAN RISKS

Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

▶  CYBER SECURITY AND BUSINESS INTERRUPTION RISKS

Cyber-Security and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

In addition to cyber-security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or

6

catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

COVID-19. The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn in and volatility of the financial markets, record-low interest rates and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to react and evolve, we cannot reasonably estimate the length or severity of this event or the impact to our results of operations, financial condition and cash flows. However, in general, a deterioration in general economic and business conditions can have a negative impact on policy values, investment results and claims experience, while declines in or sustained low interest rates can cause a reduction in investment income, the interest margins of our businesses and demand for our products.

portfolio risks

Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

fee tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulation Value among the Divisions and the General Account.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Premium Load (1)	Each Premium Payment	Guaranteed: 3% of premium in all years Current: 3% of premium in Policy Years 1-10, 0% thereafter
Premium Tax Charge (1)	Each Premium Payment	2.5% of premium
Federal Income Tax Charge (1)	Each Premium Payment	1.25% of premium

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TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Surrender Charge (2)	Policy surrender, partial withdrawal, or decrease in Specified Amount in first nine Policy Years and first nine years after any increase in Specified Amount
Maximum Charge	$47.04 per $1,000
For 42 year old, male non-smoker, Preferred Plus rating class:
$12.28 per $1,000 of Specified Amount in Policy Year 1, declining to $2.45 per $1,000 of Specified Amount in Policy
Year 9
Transfer Fees	Upon Transfer	$0 on first 12 transfers in each Policy Year; $25 on each transfer thereafter on a current basis; $50 per transfer guaranteed maximum
Withdrawal Charge	Upon Withdrawal	The lesser of $50 or 2% of the partial withdrawal amount.
In-force Policy Illustrations	Upon Request	$50 (3)
Net Policy Loan Interest Rate (4)	Upon each Policy Anniversary or, when applicable, loan repayment, Policy surrender, reinstatement of Policy or death of the Insured	Type A Loan: 0% (5) Type B Loan: 1% annually (5)

(1)  Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability. The Premium Charges applicable to policies issued for delivery in the Commonwealth of Puerto Rico are described under "Premium Charges" on page 29.

(2)  This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and gender of the Insured. As shown in the table below, if you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender. The percentages are shown in the table below, declining to 0 after the 9th Policy Year:

Policy Year		Surrender Charge As Percentage of Initial Surrender Charge
0-5		100%
6		80%
7		60%
8		40%
9		20%
10	+	0%

  For more information and an example, see "Charges Deducted upon Surrender" at page 30 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

  If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Surrender Charges On Increases In Specified Amount", beginning on page 31.

  The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4)  The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5)  No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the Interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 5% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 4% annually). See "Policy Loans", beginning on page (33).

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The following table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Portfolios' fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance (per $1,000 of net amount at risk) (1), (5)	Monthly on Monthly Anniversary Date	Minimum: $0.06 per $1,000 Maximum: $83.33 per $1,000 For 42 year old male non-smoker, Preferred Plus rating class: Current: $0.05 per $1,000 Guaranteed: $0.30 per $1,000
Acquisition Charge (per $1,000 of Specified Amount) (2), (5)	Monthly on Monthly Anniversary Date	Maximum: $1.33 per $1,000 in Policy Year 1
$0.67 per $1,000 in Policy Year 2
$0.00 thereafter
For 42-year old male, non-smoker, Preferred Plus rating class:
$0.25 per $1,000 in Policy Year 1; $0.12 per $1000 in Policy
Year 2.
Mortality and Expense Risk Charge (3)	Accrued Daily	Maximum: Policy Years 1-25: 0.85% annually Policy Years 26+: 0.60% annually Current: Policy Years 1-25: 0.60% annually Policy Years 26+: 0.10% annually
Administrative Expense Charge	Monthly on Monthly Anniversary Date	$10 per month
Tax Charge	Each Valuation Period	Currently none (4)

(1)  The cost of insurance charge varies based on Attained Age, gender, smoking status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance", beginning on page 29.

(2)  The rate shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the gender, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $66.65 per thousand dollars of Specified Amount. The Load Basis Amount for a 42-year old male, non-smoker, Preferred Plus rating class is $12.28 per thousand. We calculate a separate acquisition charge for any increase in the Specified Amount based on the Insured's circumstances at the time of the increase. For more information about the acquisition charge, see "Acquisition Charge", beginning on page 29.

(3)  The rates given are effective annual rates.

(4)  We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page 30 below.

(5)  The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

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Currently we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Accumulation Value as part of the Monthly Deduction. You may not be eligible for all of the optional riders shown below. The benefits provided under each rider are summarized in "Supplemental Benefits" below.

RIDER CHARGES
	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accelerated Benefit	Deducted from benefit payment	$250
Accidental Death Benefit	Monthly on the Monthly Anniversary Date	$0.07 - $0.16 per $1000 of Insurance Risk (1), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.08 per $1,000 of Insurance Risk
Additional Coverage	Cost of Insurance (per $1,000 of net amount at risk) (8) (9)	Minimum: $0.06 per $1,000 Maximum: $83.33 per $1,000 For 42 year old male non-smoker, Preferred Plus rating class: Current: $0.05 per $1,000 Guaranteed: $0.30 per $1,000
	Unit Expense Charge, Deducted Monthly on the Monthly Anniversary Date	$0.01 per $1,000 of Rider Specified Amount
Rider Acquisition Charge, Deducted Monthly on the Monthly Anniversary Date	$0.04 to $1.33 per $1000 of Rider Specified Amount in Rider
Year 1; $0.02 to $0.67 per $1,000 of Rider Specified Amount in
Rider Year 2; $0.00 thereafter (2), (9)

42 year old male non-smoker, Preferred Plus rating class:
 $0.25 per $1,000 of Rider Specified Amount in Rider Year 1; $0.12
of Rider Specified Amount in Rider Year 2.
Rider Surrender Charge	$2.61 - $52.07 per $1000 of Rider Specified Amount in Rider
Years 1 through 9 (3), (9)
42 year old male non-smoker, Preferred Plus rating class:
 $28.32 in Policy Year 1, decreasing to $5.31 per $1,000 of Rider
Specified Amount in Policy Year 9
Automatic Increase	Monthly on the Monthly Anniversary Date	Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount (4), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.01 per $1,000 of Rider Specified Amount
Children's Term Insurance	Monthly on the Monthly Anniversary Date	$.50 per $1000 of Death Benefit
Death Benefit Maintenance	Beginning at Attained Age 90, Monthly on the Monthly Anniversary Date	$6.80 per $1,000 of rider amount, offset by reduction in Cost of Insurance

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RIDER CHARGES
	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Disability Waiver of Deductions	Monthly on the Monthly Anniversary Date	4.8% - 23.7% increase in monthly charges (5), (9) 42 year old male non-smoker, Preferred Plus rating class: 7.5% increase in monthly charges
Disability Waiver of Specified Premium	Monthly on the Monthly Anniversary Date	$0.017 - 0.14 per $1 of Specified Premium waived (6), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.05 per $1 of Specified Premium waived
Guaranteed Death Benefit	Monthly on the Monthly Anniversary Date	$0.01 per $1000 of Specified Amount.
Guaranteed Insurability Rider	Monthly on the Monthly Anniversary Date	$0.03 - $0.16 per $1,000 of Specified Amount (7), (9) 35 year old male non-smoker, Preferred Plus rating class: $0.11 per $1,000 of Specified Amount (10)
Spouse Term Rider	Monthly on the Monthly Anniversary Date	$0.07 - $25.48 per $1,000 of Death Benefit (8), (9) 42 year old female non-smoker, Preferred Plus rating class: $.20 per $1,000 of Death Benefit
Supplemental Coverage Rider	COI Charge, Deducted Monthly on Monthly Anniversary Date	$0.06 - $83.33 per $1,000 of Net Amount at Risk attributable to the Rider (8), (9) 42 year old male non-smoker, Preferred Plus rating class: $0.30 per $1,000 of Rider Specified Amount
Rider Acquisition Charge, Deducted Monthly on Monthly Anniversary Date	$0.04 to $1.33 per $1,000 of Rider Specified Amount in Rider Year 1
and $0.02 to $0.67 per $1,000 of Rider Specified Amount in Rider
Year 2 (2), (9)

42 year old male non-smoker, Preferred Plus rating class (8):
$.25 per $1,000 of Rider Specified Amount in Rider
Year 1 and $.12 per $1,000 of Rider Specified
Amount in Rider Year 2
	Unit Expense Charge, deducted Monthly on Monthly Anniversary date	Guaranteed: $0.01 per $1,000 Rider Specified Amount

(1)  The monthly rate for this rider is based on the Attained Age of the Insured.

(2)  This charge varies based on the gender, Issue Age, and rating class of the Insured. The calculation and operations of this charge is similar to the calculation of the Acquisition Charge on the Policy. See note (2) on page 8.

(3)  This charge varies depending on the Issue Age, risk classification and gender of the Insured. The calculation and operation of this charge is similar to the calculation of the Surrender Charge on the Policy. See note (2) on page 7.

(4)  The monthly rate for this rider is based on Issue Age of the Insured.

(5)  The charge percentage for this rider is based on Attained Age of the Insured.

(6)  The monthly rate for this rider is based on gender, Attained Age, and rating class of the Insured.

(7)  The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(8)  This charge varies based on Attained Age, gender, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the cost of insurance charge on the Policy. See note (1) on page 8.

(9)  The charge shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(10)  This rider is not available to Insureds beyond Issue Age 40.

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The following table shows the annual fund fees and expenses for the year ended December 31, 2019. The fees that are deducted daily from the Portfolios in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each Portfolio.

These fees and expenses may change at any time.

Charges Assessed Against the Underlying Funds
	Maximum		Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	1.79	%(1)	0.17%

(1)  The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.37%. These waivers and reductions generally extend through April 30, 2021 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

Note that under rules adopted by the SEC, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, those rules permit that the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to consider whether to adopt redemption fees of up to 2% to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

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definitions

Accumulation Value—The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

Age—The Insured's age at his/her nearest birthday.

Allocation Date—The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

Attained Age—The Insured's age at the last Policy Anniversary.

Beneficiary—The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

Cash Value—The Accumulation Value less any Surrender Charge.

Code—The Internal Revenue Code of 1986, as amended.

Company—The Lincoln National Life Insurance Company.

Cost of Insurance—A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

Cumulative Minimum Premium—An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

Date of Receipt—Any Valuation Date on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.

Death Benefit—The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

Death Benefit Options—The methods for determining the Death Benefit.

Division—A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.

Fund—An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

General Account—A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.

Grace Period—The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met or the no-lapse guarantee is in effect. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

Insured—The person on whose life the Policy is issued.

Issue Age—The Age of the Insured on the Policy's Issue Date.

Issue Date—The effective date on which we issue the Policy.

Load Basis Amount—An amount per $1,000 of Specified Amount which varies by gender, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.

Loan Value—Generally, 100% of the Policy's Cash Value on the date of a loan.

Minimum Annual Premium—The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

Monthly Anniversary Date—The same day in each month as the Policy Date.

Net Premium—The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.

Policy—The life insurance contract described in this Prospectus.

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Policy Date—The date set forth in the Policy from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the either date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

Policy Debt—The sum of all unpaid policy loans and accrued interest thereon.

Portfolio—A separate investment series of one of the Funds.

Premium Load—A charge we assess against premium payments.

Proof of Death—One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC—Securities and Exchange Commission.

Separate Account JF-A or the Separate Account—Lincoln Life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.

Service Office—Our principal executive offices at 100 N. Greene Street Greensboro, NC 27401.

Specified Amount—The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

State—Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

Surrender Charge—An amount we retain upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

Surrender Value—Cash Value less any Policy Debt.

Target Premium—The premium from which first year commissions will be determined and which varies by gender, Issue Age, rating class of the Insured and Specified Amount.

Valuation Date—The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

Valuation Period—The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

the company

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln

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Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC"), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at 100 N. Greene Street Greensboro, NC 27401; the telephone number will remain 800-487-1485.

At December 31, 2019 the Company and its subsidiaries had total assets of approximately $336 billion and had $829.8 billion of insurance in force, while total assets of Lincoln National Corporation were $334.8 billion

We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-487-1485 for Customer Service. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.

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the separate account

The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account JF-A was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the "Transfer") and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

Divisions. The Policies presently offer fifty-four Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

fund participation agreements

In order to make the Portfolio available, Lincoln Life has entered into agreements with the Divisions Portfolio or their advisors or distributors. In some of these agreements, we must perform certain services for the Portfolio advisors or distributors.

Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the portfolio; processing dividend payments;

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providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.35% based upon the assets of a Portfolio attributable to the Policies. Additionally, a Portfolio's advisor and/or distributor (or its affiliate's) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Variable Portfolios, Inc., American Funds Insurance Series, Deutsche VIP Trust, Fidelity® Variable Insurance, Franklin Templeton Variable Insurance Products Trust, Lincoln Variable Insurance Products, Inc., PIMCO Variable Insurance Trust, ProFunds VP and T. Rowe Price Equity Series, Inc.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

distribution of the policies and compensation

The policy has been distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance with respect to policy renewal sales is 5% of all premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition,

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staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers," who control access to certain selling offices for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

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investment and fixed account options

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or to the General Account.

If a Division imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Division has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.

Selecting Investment Options

◆  Choose options appropriate for you. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

◆  Understand the risks associated with the options you choose. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks. Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds.

◆  Be informed. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

▶  SEPARATE ACCOUNT INVESTMENTS

The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 54 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

American Century Variable Portfolios, Inc.
American Funds Insurance Series
Delaware VIP® Trust
Deutsche Investments VIT Funds
Fidelity® Variable Insurance Products Fund
  ("VIP")
Franklin Templeton Variable Insurance Products
  Trust
Goldman Sachs Variable Insurance Trust
Lincoln Variable Insurance Products Trust ("LVIP")
MFS® Variable Insurance Trust
PIMCO Variable Insurance Trust
ProFund® VP
T. Rowe Price Equity Series, Inc.
Vanguard® Variable Insurance Fund

Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly

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created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio, and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series: High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

▶  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors"), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP® Trust. DWS Investment Management Americas, Inc. ("Deutsche") is the investment adviser to the Deutsche DWS Investment VIT® Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity® Variable Insurance Products Fund. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS® Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds® VP. The Vanguard Group is the investment adviser to the Vanguard Variable Insurance Fund. Templeton Investment Counsel, LLC ("TIC") and Franklin Mutual Advisers, LLC are the

investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.

Following are the investment objectives and managers for each of the Portfolios:

PORTFOLIO CHOICES

We create Divisions and select the Portfolios, the shares of which are purchased by amounts allocated or transferred to the Division, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for provided administrative, marketing, and/or support services that would otherwise be provided by thefundo, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.

We review each Portfolio periodically after it is selected. Upon review, we may either close a Division or restrict allocation of additional Premium Payments to a Division if we determine the Portfolio no longer meets one or more of the factors and/or if the Division has not attracted significant Owner assets. Alternatively, we may seek to substitute another Portfolio which follows a similar investment objective as the Portfolio, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

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PORTFOLIO CHOICES

LARGE GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Funds Growth Fund (Class 2)	Growth of capital	Capital Research and Management Company ("Capital")
Fidelity® VIP Growth Portfolio (Initial Class)	To achieve capital appreciation.	Fidelity Management & Research Company ("FMR")
Goldman Sachs VIT Strategic Growth Fund (Institutional Shares)	Long-term growth of capital.	Goldman Sachs Asset Management, L.P.
LVIP Wellington Capital Growth Fund (Standard Class)	Capital growth.	Lincoln Investment Advisors Corporation ("LVIP")
LVIP Dimensional U.S. Core Equity 1 Fund (Service Class)	Long-term capital appreciation.	LVIP
LVIP T. Rowe Price Growth Stock Fund (Standard Class)	Long-term capital growth.	LVIP
ProFund® VP Large-Cap Growth	Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the "index").	ProFund Advisors LLC ("ProFund")
LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Long-term capital appreciation.	FMR
LVIP SSGA S&P 500 Index Fund(1) (Standard Class)	To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S. as represented by the S&P 500 Index.	LVIP
LARGE VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Funds Growth-Income Fund (Class 2)	Long-term growth of capital and income.	Capital
Fidelity® VIP Equity-Income Portfolio (Initial Class)	Reasonable income with consideration of the potential for capital appreciation.	FMR
LVIP MFS Value Fund (Standard Class)	Capital appreciation.	Massachusetts Financial Services Company ("MFS")
ProFund® VP Large-Cap Value	Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the "index").	ProFund
MID-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Blended Mid Cap Managed Volatility Fund (Standard Class)	Capital appreciation.	LVIP
MID-CAP CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Long-term growth of capital	FMR
Vanguard® VIF Mid-Cap Index Portfolio	To track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	The Vanguard Group

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PORTFOLIO CHOICES

MID-CAP VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Century VP Value Fund (Class II)	Long-term capital growth; Income is a secondary consideration.	American Century Investment Management, Inc.
LVIP JPMorgan Select Mid-Cap Value Managed Volatility Fund (Standard Class)	Long-term capital appreciation.	LVIP
LVIP Wellington Mid-Cap Value Fund (Standard Class)	Long-term capital appreciation.	LVIP
SMALL-CAP GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
DWS Small Cap Index VIP Portfolio (Class B)	To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000®(2) Index, which emphasizes stocks of small U.S. companies.	Deutsche
LVIP SSGA Small-Cap Index Fund (Standard Class)	To approximate as closely as practicable before fees and expenses, the performance of the Russell 2000®(2) Index, which emphasizes stock of small U.S. companies.	LVIP
ProFund® VP Small-Cap Growth	Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Growth Index.	ProFund
Vanguard® VIF Small Company Growth Portfolio	To provide long-term capital appreciation.	The Vanguard Group
SMALL-CAP VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Franklin Small Cap Value VIP Fund (Class 2)	Long-term total return.	Franklin Mutual Advisers, LLC
ProFund® VP Small-Cap Value	Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the "index").	ProFund
INTERNATIONAL LARGE GROWTH
PORTFOLIO NAME	OBJECTIVE	MANAGER
American Century VP International Fund (Class I)	Capital growth.	American Century Global Investment Management, Inc.
LVIP MFS International Growth Fund (Standard Class)	Long-term capital appreciation.	LVIP
ProFund® VP Asia 30	Investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index. ("the index")	ProFund
ProFund® VP Europe 30	Investment results, before fees and expenses, that correspond to the performance of theProFunds Europe 30 Index. ("the index")	ProFund
INTERNATIONAL LARGE CORE
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class)	Long-term capital growth.	LVIP

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PORTFOLIO CHOICES

INTERNATIONAL LARGE VALUE
PORTFOLIO NAME	OBJECTIVE	MANAGER
Templeton Foreign VIP Fund (Class 2)	Long-term capital growth.	Templeton Investment Counsel, LLC
SECTOR
PORTFOLIO NAME	OBJECTIVE	MANAGER
MFS VIT Utilities Series (Initial Class)	Total return.	MFS
ProFund® VP Financials	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the "index").	ProFund
ProFund® VP Health Care	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. HealthcareSM Index (the "index").	ProFund
ProFund® VP Technology	Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the "index").	ProFund
Vanguard® VIF Real Estate Index Portfolio

To seek to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate related investments.

The Vanguard Group
FIXED INCOME
PORTFOLIO NAME	OBJECTIVE	MANAGER
Fidelity® VIP Investment Grade Bond Portfolio (Service Class 2)	As a high level of current income as is consistent with the preservation of capital.	FMR
LVIP Delaware Bond Fund(4) (Service Class)	Maximum current income (yield) consistent with a prudent investment strategy.	LVIP
Delaware VIP® High Yield Series(3) (Standard Class)	Total return and, as a secondary objective, high current income.	DMC
PIMCO VIT Total Return Portfolio (Administrative Class)	Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO
ProFund® VP Rising Rates Opportunity	Daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (–1.25x) of the daily movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund
ProFund® VP U.S. Government Plus	Daily results that correspond to one and one-quarter times the daily price movement of the most recently issued 30-year U.S. Treasury Bond.	ProFund
ASSET ALLOCATION
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP JPMorgan Retirement Income Fund (Service Class)	Current income and some capital appreciation.	LVIP
LVIP Global Conservative Allocation Managed Risk Fund(5) (Standard Class)	A high level current income with some consideration given to growth of capital; a fund of funds.	LVIP
LVIP Global Moderate Allocation Managed Risk Fund(5) (Standard Class)	A balance between high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.	LVIP

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PORTFOLIO CHOICES

ASSET ALLOCATION
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Global Growth Allocation Managed Risk Fund(5) (Standard Class)	A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.	LVIP
LVIP T. Rowe Price 2010 Fund(5) (Standard Class)	The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.	LVIP
LVIP T. Rowe Price 2020 Fund(5) (Standard Class)	The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.	LVIP
LVIP T. Rowe Price 2030 Fund(5) (Standard Class)	The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.	LVIP
LVIP T. Rowe Price 2040 Fund(5) (Standard Class)	The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.	LVIP
LVIP SSGA Global Tactical Allocation Managed Volatility Fund(5) (Standard Class)	Long-term growth of capital; a fund of funds.	LVIP
MONEY MARKET
PORTFOLIO NAME	OBJECTIVE	MANAGER
LVIP Government Money Market Fund (Standard Class)	Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP

RESTRICTED FUNDS

PORTFOLIO NAME

MFS VIT Research Series (Initial Class): Capital appreciation. This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

T. Rowe Price Mid-Cap Growth Portfolio (Class II): Long-term capital appreciation. This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.

(1)  The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC ("SPDJI") and has been licensed for use by one or more of the portfolio's service providers (licensee). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensees. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee's products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.

(2)  Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000® is a trademark of Russell Investment Group.

(3)  Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.

(4)  Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Macquarie Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.

(5)  These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy values to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds that certain other funds available to you under your Policy.

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An investment in the LVIP Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain of the Portfolios, including those managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Portfolios' overall volatility, and for some Portfolios, to also reduce the downside exposure of the Portfolios during significant market downturns. These funds usually, but not always, have "Managed Risk" or "Managed Volatility" in the name of the fund. These risk management strategies could limit the upside participation of the Portfolio in rising equity markets relative to other Portfolios. Also, several of the Portfolios may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds") as detailed in the individual Portfolio prospectus. For more information about the Portfolio and the investment strategies they employ, please refer to the Portfolios' current prospectuses. For more information about the Portfolios and the investment strategies they employ, please refer to the Portfolios' current prospectuses.

▶  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

▶  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, change or eliminate shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. A Portfolio may also discontinue offering their shares to the Divisions. If required by law, we will obtain any required approvals from Policyowners, the SEC, and state insurance regulators before substituting any Portfolio. Substituted Portfolios or Funds may have higher charges than the Portfolio or Fund being replaced.

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We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

◆  Change the investment objective of the Separate Account;

◆  Operate the Separate Account as a management investment company, unite investment trust, or any other form permitted under applicable securities laws;

◆  Deregister the Separate Account; or

◆  Combine the Separate Account with another Separate Account.

We may close Portfolios to Policyowners that purchase a new Policy after a specified date, and these Policyowners may not allocate Net Premium Payments or policy value to the closed Portfolio. Policyowners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Portfolio.

From time to time, certain of the Divisions may merge with other funds. If a merger of a Division occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.

In addition, a Portfolio may become unavailable due to the liquidation of its Division. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Division to the money market portfolio or a Portfolio investing in another Division designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market portfolio or a Portfolio investing in another Division designated by us unless otherwise instructed by you.

Placing or transferring money into the money market portfolio may have impacts on other features of your Policy. Prior to moving money into the money market portfolio or allowing it to default into the money market portfolio as a result of a fund liquidation, refer to your

Policy for specific impacts that may apply, if any. We will notify you of any change that is made.

▶  GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

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policy choices

▶  GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's gender in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

▶  PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually. ($50 for electronic fund transfers).

If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction.

The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 6. (See "NO LAPSE GUARANTEE", page 32).

You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.

We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, gender and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

▶  MODIFIED ENDOWMENT CONTRACT

The Policy will be allowed to become a Modified Endowment Contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

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If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance

▶  COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance peremium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

▶  BACKDATING

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

▶  ALLOCATION OF PREMIUMS

We will allocate premium payments, net of the premium tax charge, Federal income tax charge and Premium Load, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only and must total 100%. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received at our administrative office. The Allocation Date is before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day). There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the next accumulation unit value computed the following trading day. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

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You may change your premium allocation instructions at any time. Your request may be written, by telephone or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

▶  DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

Option I: The Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.

Option II: The Death Benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

Option III: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or (ii) the Accumulation Value multiplied by the corridor percentage as described below. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

Death Benefit Qualification Test

You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

The guideline premium test limits the amount of premium payable for an Insured of a particular age and gender. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

Following are the Corridor Percentages under the Guideline Premium Test:

Corridor Percentages
(Attained Age of the Insured at the
Beginning of the Contract Year)

Age	%	Age	%	Age	%	Age		%
0-40	250%	50	185%	60	130%	70		115%
41	243	51	178	61	128	71		113
42	236	52	171	62	126	72		111
43	229	53	164	63	124	73		109
44	222	54	157	64	122	74		107
45	215	55	150	65	120	75-90		105
46	209	56	146	66	119	91		104
47	203	57	142	67	118	92		103
48	197	58	138	68	117	93		102
49	191	59	134	69	116	94	+	101

The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and gender for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

Effective on and after April 30, 2007, you may not elect the Cash Value Accumulation test if you select Death Benefit Option III.

The tests differ as follows:

(1)  the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

(2)  the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

(3)  If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay

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higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.

(4)  If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.

You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble III Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

	Cash Value Accumulation Test	Guideline Premium Test
Specified Amount	100,000	100,000
Accumulation Value	52,500	52,500
Corridor Percentage	288%	215%
Total Premiums less Withdrawals	15,000	15,000
Death Benefit Option I	151,200	112,875
Death Benefit Option II	152,500	152,500
Death Benefit Option III	N/A	115,000

Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

Beginning on the Policy Anniversary nearest the Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate increase in the Death Benefit, such change will be subject to evidence of insurability.

▶  TRANSFERS AND ALLOCATIONS
TO FUNDING OPTIONS

The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

We have adopted limits on the number of transfers into and out of the investment divisions

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and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

We have the right to terminate, suspend or modify these provisions.

The company will process transfers and determine all values in connection with the transfers at the end of the valuation period during which the transfer is received.

You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up

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to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

Transfer and financial requests received in good order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts (which we currently waive), also apply. Due to these limitations, if you want to transfer all of the value from the General Account to one or more Division, it may take several years to do so. We reserve the right to modify these restrictions.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

▶  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Please note that the telephone, internet and/or facsimile may not always be available. Any telephone, internet or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

▶  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at

32

fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or more information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at anytime.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

policy values

▶  ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

  (i)  the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, plus

33

  (ii)  any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus

  (iii)  all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus

  (iv)  the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus

  (v)  all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.

We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

  (i)  is greater than or equal to the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and greater than or equal to the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

  (ii)  is the amount allocated to the Divisions at the beginning of the Policy Year;

  (iii)  is the Type B loan balance at the beginning of the Policy Year; and

  (iv)  is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

See "Policy Loans" for a description of Type B loans.

▶  UNIT VALUES

We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Asset Value method. We will achieve substantially the same result using either method.

▶  NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the sum of:

(a)  the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

(b)  the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2)  is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

34

(3)  is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the

Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

▶  SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See "Charges Deducted Upon Surrender.")

charges & fees

▶  CHARGES & FEES ASSESSED AGAINST PREMIUM

Premium Charges

Before a premium is allocated to any of the Divisions of the Separate Account and the General Account, we will deduct (except with respect to policies issued for delivery to residents of the Commonwealth of Puerto Rico) the following fees and charges:

◆  a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California).

◆  a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

◆  a Premium Load, which is guaranteed not to exceed 3% of premium in all Policy Years, which reimburses us for a portion of our distribution expenses.

The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Code.

For policies issued for delivery to residents of the Commonwealth of Puerto Rico, we will deduct a charge against premium of 6.75% for the first 10 Policy Years, 3.75% after Policy Year 10 before a premium is allocated to any of the divisions of Separate Account A or the General Account. If permitted by applicable law, this charge may be increased to reflect changes in Federal or Commonwealth of Puerto Rico tax laws which increase our tax liability.

The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

▶  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

Monthly Deduction

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain

35

expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), plus

ii) a Monthly Administrative Fee of $10, plus

iii) a monthly Acquisition Charge during the first two Policy Years equal to 2% of the Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

iv) the cost of optional benefits provided by rider, plus

v) a monthly Acquisition Charge on the amount of the increase during the first 24 months following any increase in Specified Amount, plus

vi) the cost of optional benefits provided by rider.

Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

i) is the current Cost of Insurance Rate as described in the Policy;

ii) is the death benefit at the beginning of the policy month divided by 1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, gender (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

Acquisition Charge. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by gender, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $1.33 per month per $1000 of Specified Amount in year 1 and $0.67 per month per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge, plus the Premium Load and the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

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To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges, the Premium Load and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

▶  CHARGES & FEES ASSESSED AGAINST
THE SEPARATE ACCOUNT

Mortality and Expense Risk Charge

We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.10% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

Administrative Charge for Transfers
or Withdrawal

We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This charge is guaranteed not to exceed $50 per transfer. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.

▶  CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.

The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date. It equals your Policy's Specified Amount times a rate per $1,000 of Specified Amount, which varies based on the Issue Age, risk classification and, in most states, gender of the Insured. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero in the tenth Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:

Policy Year		Surrender Charge as Percentage of Initial Surrender Charge*
0-5		100%
6		80%
7		60%
8		40%
9		20%
10	+	0%

*May be lower at some ages

For example, if your Policy's Specified Amount were $100,000, and the applicable rate were $12.28 per thousand, your initial Surrender Charge would be $1,228.00. The Surrender Charge applicable in any Policy Year therefore would be as follows:

Policy Year		Surrender Charge
0-5		$1,228.00
6		$982.40
7		$736.80
8		$491.20
9		$245.60
10	+	0

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We will not assess a Surrender Charge after the ninth Policy Year unless there is an increase in Specified Amount.

The Surrender Charge on an increase in Specified Amount is described in "Surrender Charges on Increase in Specified Amount" below.

The maximum Surrender Charge that we will assess is $47.04 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male smoker, age 68.

A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or from a reduction in Specified Amount plus any applicable pro rata Surrender Charge.

▶  SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

All applicable Surrender Charges are imposed on Surrenders.

We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the withdrawal amount or $50 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.

▶  SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT

Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.

The Surrender Charge on the increase will be determined based on the Insured's circumstances at the time of the increase. The Surrender Charge will apply for nine years from the effective date of the increase, and will decrease over that period just as initial Surrender Charges decrease.

Other Charges

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

policy rights

▶  SURRENDERS

By Written Request, you may surrender or exchange the Policy under Code Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in Good Order at our Administrative Office before the close of the NYSE (generally 4pm Eastern time on a business day), we will process the request using the accumulation unit value computed on that Allocation Date. If we receive a surrender or withdrawal request at our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Allocation Date. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the next accumulation unit value computed the following trading day. The values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the

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values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits".)

▶  WITHDRAWALS

By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

◆  The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;

◆  The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;

◆  The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option I, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.

If the Death Benefit Option for the Policy is Option II, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

If the Death Benefit Option for the Policy is Option III, a withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the

General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. ("See Right to Defer Payment", "Policy Changes" and "Payment of Benefits".)

▶  SYSTEMATIC DISBURSEMENTS PROGRAM

The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value. We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

In order to be eligible to participate in the Program your policy must qualify as follows:

◆  There must be a minimum of $25,000 Surrender Value in the policy.

◆  The policy must have reached its fifth policy anniversary.

◆  The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

◆  The minimum systematic disbursement amount must be at least $100.

If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

◆  You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

◆  The fee that you will be charged will be the Administrative Fee of $50.

◆  Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be

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allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

◆  The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

◆  Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

◆  Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.

▶  GRACE PERIOD

Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

▶  NO-LAPSE GUARANTEE

A no-lapse guarantee provision is available at no charge to you if the guarantee was available in the Policy at the time your Policy was issued. The Policy will not enter the Grace Period regardless of declines in the Surrender Value so long as cumulative premiums paid less cumulative withdrawals to date, less Policy Debt exceed cumulative required no-lapse premiums. Consult your Policy for minimum premium requirements and no-lapse periods.

There is a maximum guarantee period of 20 years. The guarantee period varies by Issue Age. The guarantee does not apply in the following situations:

◆  if you have selected Death Benefit Option III;

◆  if you have selected the Automatic Increase Rider;

◆  if you change your Death Benefit from Option I to Option II;

◆  if your Policy lapses and is subsequently reinstated.

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▶  REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

◆  The Policy has not been fully surrendered.

◆  You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

◆  We must receive evidence of insurability satisfactory to us.

◆  We must receive a premium payment sufficient, after deduction of any policy expense charges, to restore the Cash Value to an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement.

◆  If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

◆  Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments".)

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.

▶  COVERAGE BEYOND INSURED'S ATTAINED AGE 100

At the Insured's Attained Age 100, we will make several changes to your Policy as follows:

◆  Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

◆  The Death Benefit Option in effect may not be changed;

◆  No further premiums will be accepted;

◆  No further Monthly Deductions will be taken;

◆  The Monthly Accumulation Value Adjustment will no longer apply;

◆  The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation

Value in the General Account being held as collateral on the Policy Loan; and

◆  Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

▶  RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

▶  POLICY LOANS

We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS—Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

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Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.

▶  POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

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Increase or Decrease in Specified Amount

You may increase or decrease the Specified Amount of this Policy after the 1st Policy Year, so long as you send a written request to our Service Office. However:

◆  Any increase or decrease must be at least $25,000.

◆  You must be under Attained Age 86 at the time you request an increase.

◆  Any increase or decrease will affect your cost of insurance charge.

◆  Any increase or decrease may affect the monthly Accumulation Value Adjustment.

◆  We may require evidence of insurability for an increase.

◆  Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

◆  Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase or decrease.

◆  We will assess a new Acquisition charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by gender, Attained Age, and rating class of the Insured at the time of the increase. The charge will be in effect for the 24 months following the increase.

◆  Any increase will result in a new Surrender Charge.

◆  We will assess a pro rata Surrender Charge on decreases.

◆  Any increase during the first 5 Policy Years will result in an increase in the Minimum Premium

◆  There must be 12 months between increases or decreases.

◆  Any decrease may result in federal tax implications (See "Federal Tax Matters").

◆  No decrease may decrease the Specified Amount below $25,000.

◆  Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

◆  We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a MEC because of additional 1035 exchange money we receive after the Policy is issued.

Change in Death Benefit Option

Any change in the Death Benefit Option is subject to the following conditions:

◆  The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

◆  There will be no change in the Surrender Charge.

◆  Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

◆  If you change from Option I to Option II the Specified Amount will be decreased by the Accumulation Value.

◆  If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.

◆  If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.

◆  If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

◆  Changes from Option I or II to Option III are not allowed.

We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

▶  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at

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our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to the Company at 100 N. Greene Street Greensboro, NC 27401. Upon its return, the Policy will be deemed void from its beginning. We will return to the person who remitted the funds within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

▶  SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

◆  Accelerated Benefit Rider—pays a portion of the Death Benefit upon occurrence of terminal illness or nursing home confinement, subject to the terms of the rider. The availability of Accelerated Benefit Rider is restricted by underwriting class.

◆  Accidental Death Benefit Rider—provides a benefit in the event of accidental death, subject to the terms of the rider.

◆  Additional Coverage Rider—provides coverage in addition to the base coverage provided by the Policy.

The Rider could be beneficial to Policyowners who have an immediate short-term need for higher insurance coverage and who anticipate a future reduction in insurance needs and who do not expect to surrender the Policy for nine Policy Years. These Policyowners are also willing to accept higher short-term surrender charges in exchange for the deferral of surrender charges on decreases in Rider Specified Amount. Policyowners who have selected the Rider and who surrender the Policy during the first nine Policy Years will incur a higher Surrender Charge than they would have incurred if they had selected a higher Specified Amount on the Policy without the Rider.

The minimum Specified Amount of the Rider at issue is $25,000. The Policy Specified Amount must be the greater of $100,000 or 20% of the combined Specified Amount for the Policy and the Rider, subject to underwriting requirements.

The minimum Specified Amount for the Policy with the Rider attached is $100,000. The Rider Specified Amount is added to the Policy Specified Amount to determine the Death Benefit, the Net Amount at Risk and the Cost of Insurance. If the Rider is in effect at the Insured's Attained Age 100, the Rider Specified Amount will be added to the Policy Specified Amount.

There is a monthly Acquisition Charge for the Rider which is guaranteed not to exceed 2.0% per month of the Rider Load Basis Amount in Rider Year One and 1.0% per month of the Rider Load Basis Amount in Rider Year Two. The Acquisition Charge is deducted from the Policy's Accumulation Value on each Monthly Anniversary Date for the first two Policy Years. There is no Acquisition Charge after Policy Year two. The Rider Load Basis Amount is an amount per $1,000 of Specified Amount for the Rider, which varies by gender, Issue Age and underwriting class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Rider Acquisition Charge of $1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and $0.67 per $1,000 of Rider specified Amount in Rider Year 2. See "Definitions" on pages 11 and 12 of the Prospectus.

The monthly Unit Load for the Rider is guaranteed never to exceed $.01 per $1,000 of Rider Specified Amount. The monthly Unit Load is deducted from the Policy's Accumulation Value.

There is a Surrender Charge which applies to surrenders of the Rider. The Surrender Charge is equal to the number of units of Rider Specified Amount times a factor which varies by Issue Age, gender, underwriting class, and Policy duration. The Surrender Charge will decrease between 1% and 5%, depending on the age of the Insured, between Policy Year 1 and Policy Year 5 and will decline thereafter until it is reduced to zero in Policy Year 10 and later. The maximum first year Rider Surrender Charge is $52.07 per $1,000 of Rider Specified Amount. The Rider Surrender Charge will never vary, and will be deferred until any subsequent surrender of the Rider before the 10th Policy Year. You may not elect this Rider if you have elected the Supplemental Coverage Rider.

◆  Automatic Increase Rider—allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

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◆  Children's Term Insurance Rider—provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

◆  Death Benefit Maintenance Rider—Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between age 90 and Attained Age 100) will stay in force until the death of the Insured, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest to Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at Attained Age 90 and ending at Attained Age 100. The monthly deduction will equal to $6.79 per $1000 of Specified Amount of the Policy. At Attained Age 100, all Monthly Deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option II.

◆  Disability Waiver of Deductions—In the event of disability of the Insured after Attained Age 5 and before age 65, we will waive the Monthly Deduction for the Policy. If any other benefit or coverage rider is included in the Policy, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the Monthly Deduction for the Policy, plus the monthly deduction for any other riders (except for the Death Benefit Maintenance Rider). The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

◆  Disability Waiver of Specified Premium—If the Insured is disabled before age 65, we will pay a specified monthly premium into the Policy beginning with the Monthly Anniversary Date following the commencement of total disability. We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, gender and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy.

◆  Guaranteed Death Benefit Rider—guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, gender, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

◆  Guaranteed Insurability Rider—allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

◆  Spouse Term Rider—provides term insurance coverage on the spouse of the Insured up to age 95, subject to the terms of the rider.

◆  Supplemental Coverage Rider—allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the cost of insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by issue age, gender and smoking status of the Insured. There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental

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coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. The Additional Coverage Rider is not available to Policyowners who elect the Supplemental Coverage Rider. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the

Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider is not available to Policy owners who elect the Additional Coverage Rider. This Rider will terminate at the Insured's Attained Age 100.

Rider features and availability will vary by state.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

death benefit

The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

policy settlement

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined. You may choose from the following payment methods: 1) a lump sum; 2) a settlement option; or 3) a SecureLine interest-bearing checking account if the proceeds are $50,000 or greater. The default payment method is a lump sum in one single check.

If you elect SecureLine®, an interest-bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not

46

insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.

Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient's SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly. The minimum interest rate is 1% and we may increase the rate from time to time. The interest rate credited to the recipient's SecureLine® account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.

additional information

▶  REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous Policy year;

4. Any reports required by the 1940 Act.

Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-487-1485.

We will promptly mail confirmation notices at the time of the following transactions:

1. Policy placement;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Options;

7. increases or decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

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▶  RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the Fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

▶  DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

▶  STATE REGULATION

Lincoln Life is governed under the laws of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is

48

conducted by the Commissioner at least every five years.

In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

▶  RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or

(e) during any other period when the SEC, by order, so permits for the protection of the Owner.

▶  LEGAL PROCEEDINGS

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

▶  FINANCIAL STATEMENTS

The December 31, 2019 financial statements of the Separate Account and the December 31, 2019 consolidated financial statements of the Company are located in the SAI.

▶  EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

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tax matters

▶  GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

▶  FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

▶  LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option of any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

A modified endowment contract ("MEC") is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for

50

your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevent Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

The circumstances under which a policy may become a MEC also include a material change to the policy (within the meaning of tax law), a policy lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven policy years. Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. We also may offer you the choice of moving the excess premium to an advance premium deposit fund account, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% additional tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

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We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the U.S. Treasury Department ("Treasury") may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

The Treasury imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of Treasury Notice 89-25.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in

52

compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

▶  CHARGES FOR LINCOLN LIFE INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

▶  UNEARNED INCOME MEDICARE CONTRIBUTION

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the Policy are subject to this tax.

▶  REPORTABLE POLICY SALES

Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the

53

insured apart from the acquirer's interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale.

The IRS and Treasury issued Final Regulations under Section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.

miscellaneous policy provisions

▶  THE POLICY

The Policy which you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

In addition to changes in ownership or beneficiary designations, you should be careful that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your beneficiaries.

▶  PAYMENT OF BENEFITS

All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

▶  SUICIDE AND INCONTESTABILITY

Suicide Exclusion—In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

Incontestability—We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

▶  PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

▶  NONPARTICIPATION

The Policy is not entitled to share in our divisible surplus. No dividends are payable.

▶  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

▶  MISSTATEMENTS

If the age or gender of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or gender.

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appendix a

▶  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The amount of the Accumulation Value exceeds the Cash Value during the first nine Policy Years due to the Surrender Charge. For Policy Years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly Accumulation Value adjustment is added, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the gender, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's

1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III Death Benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.

The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .52% of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of .37% of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2019. The investment advisory fee is an arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. The .37% expense figure is an arithmetic average of the annual expenses of the LVIP Funds, the AFIS Portfolios, the American Century VP Portfolios, the Delaware VIP High Yield Series, the Goldman Sachs Portfolio, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolio, the PIMCO Total Return Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisors as described in the Policy prospectus under Fee table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks

Charge, which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the Divisions in Policy Years 1 through 25 and 0.10% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of –1.49%, 4.51% and 10.51% on a current basis, and –1.74%, 4.26% and 10.26% on a guaranteed basis.

The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal income tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount is per month in Policy Year 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by gender, Issue Age and rating class of the Insured.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JF-A since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JF-A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, gender and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $50 for such illustrations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.51%) (Guaranteed) 12% (10.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,247	0	100,000	1,080	0	100,000
2	4,305	2,798	1,307	100,000	2,427	936	100,000
3	6,620	4,684	3,193	100,000	4,069	2,578	100,000
4	9,051	6,763	5,270	100,000	5,846	4,355	100,000
5	11,604	9,054	7,563	100,000	7,772	6,281	100,000
6	14,284	11,591	10,398	100,000	9,860	8,667	100,000
7	17,098	14,396	13,502	100,000	12,123	11,229	100,000
8	20,053	17,498	16,902	100,000	14,576	13,980	100,000
9	23,156	20,931	20,633	100,000	17,236	17,236	100,000
10	26,414	24,725	24,725	100,000	20,122	20,122	100,000
15	45,315	51,175	51,175	100,000	39,051	39,051	100,000
20	69,439	96,045	96,045	117,175	70,368	70,368	100,000
25	100,227	171,305	171,584	198,714	124,388	124,388	144,290
30	139,522	299,744	299,744	320,727	213,660	213,660	228,617
35	189,673	516,539	516,539	542,366	361,153	361,153	379,211
40	253,680	877,470	877,470	921,344	596,206	596,206	626,016
45	335,370	1,472,237	1,472,237	1,545,849	960,396	1,477,021	1,008,416
50	439,631	2,469,482	2,469,482	2,494,177	1,554,419	1,554,419	1,569,963

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.01% on the current basis and 10.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.51%) (Guaranteed) 12% (10.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,247	0	100,000	1,080	0	100,000
2	4,305	2,798	1,307	100,000	2,427	936	100,000
3	6,620	4,684	3,193	100,000	4,069	2,578	100,000
4	9,051	6,761	5,270	100,000	5,846	4,355	100,000
5	11,604	9,054	7,563	100,000	7,772	6,281	100,000
6	14,284	11,591	10,398	100,000	9,860	8,667	100,000
7	17,098	14,396	13,502	100,000	12,123	11,229	100,000
8	20,053	17,498	16,902	100,000	14,576	13,980	100,000
9	23,156	20,931	20,633	100,000	17,236	16,938	100,000
10	26,414	24,725	24,725	100,000	20,122	20,122	100,000
15	45,315	51,175	51,175	100,815	39,051	39,051	100,000
20	69,439	94,527	94,527	164,476	69,799	69,799	121,451
25	100,227	164,426	164,426	254,860	115,979	115,979	179,768
30	139,522	279,164	279,164	393,621	183,596	183,596	258,871
35	189,673	461,982	461,982	600,577	278,184	278,184	361,639
40	253,680	749,275	749,275	914,116	407,216	407,216	496,804
45	335,370	1,195,467	1,195,467	1,195,467	576,287	576,287	668,493
50	439,631	1,888,873	1,888,873	2,096,649	802,919	802,919	891,240

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.01% on the current basis and 10.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.51%) (Guaranteed) 12% (10.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,242	0	101,242	1,073	0	101,073
2	4,305	2,782	1,291	102,782	2,406	915	102,406
3	6,620	4,650	3,159	104,650	4,022	2,531	104,022
4	9,051	6,699	5,208	106,699	5,760	4,269	105,760
5	11,604	8,951	7,460	108,951	7,626	6,135	107,626
6	14,284	11,433	10,240	111,433	9,632	8,439	109,632
7	17,098	14,166	13,272	114,166	11,781	10,887	111,781
8	20,053	17,174	16,578	117,174	14,080	13,484	114,080
9	23,156	20,488	20,190	120,488	16,537	16,239	116,537
10	26,414	24,130	24,130	124,130	19,155	19,155	119,155
15	45,315	48,913	48,913	148,913	35,090	35,090	135,090
20	69,439	88,426	88,426	188,426	57,062	57,062	157,062
25	100,227	152,443	152,443	252,443	86,228	86,228	186,228
30	139,522	258,796	258,796	358,796	123,846	123,846	223,846
35	189,673	431,769	431,769	531,769	166,676	166,676	266,676
40	253,680	713,180	713,180	815,180	208,973	208,973	308,973
45	335,370	1,172,355	1,172,355	1,272,355	232,784	232,784	332,784
50	439,631	1,925,534	1,925,534	2,025,534	208,893	208,893	308,893

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.01% on the current basis and 10.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-5

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.51%) (Guaranteed) 12% (10.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,242	0	101,242	1,073	0	101,073
2	4,305	2,782	1,291	102,782	2,406	914	102,405
3	6,620	4,650	3,159	104,650	4,021	2,530	104,021
4	9,051	6,699	5,208	106,699	5,758	4,267	105,758
5	11,604	8,951	7,460	108,951	7,624	6,133	107,624
6	14,284	11,433	10,240	111,433	9,628	8,435	109,638
7	17,098	14,166	13,272	114,166	11,776	10,882	111,776
8	20,053	17,174	16,578	117,174	14,073	13,477	114,073
9	23,156	20,488	20,190	120,488	16,528	16,230	116,528
10	26,414	24,130	24,130	124,130	19,143	19,143	119,143
15	45,315	48,913	48,913	148,913	35,055	35,055	135,055
20	69,439	88,426	88,426	188,426	56,977	56,977	156,977
25	100,227	152,443	152,443	252,443	86,045	86,045	186,045
30	139,522	258,754	258,754	364,843	123,479	123,497	223,479
35	189,673	429,081	429,081	557,806	165,978	165,978	265,978
40	253,680	696,762	696,762	850,050	207,697	207,697	307,697
45	335,370	1,112,510	1,112,510	1,290,512	230,517	230,517	330,517
50	439,631	1,758,617	1,758,617	1,952,064	204,958	204,958	304,958

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.01% on the current basis and 10.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-6

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 12% (10.51%) (Guaranteed) 12% (10.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,241	0	102,000	1,070	0	102,000
2	4,305	2,777	1,286	104,000	2,396	905	104,000
3	6,620	4,639	3,148	106,000	4,000	2,509	106,000
4	9,051	6,682	5,191	108,000	5,722	4,231	108,000
5	11,604	8,927	7,436	110,000	7,568	6,077	110,000
6	14,284	11,403	10,210	112,000	9,548	8,355	112,000
7	17,098	14,131	13,237	114,000	11,668	10,774	114,000
8	20,053	17,138	16,542	116,000	13,936	13,340	116,000
9	23,156	20,455	20,157	118,000	16,358	16,060	118,000
10	26,414	24,107	24,107	120,000	18,941	18,941	120,000
15	45,315	49,224	49,224	130,000	34,824	34,824	130,000
20	69,439	90,732	90,732	140,000	57,890	57,890	140,000
25	100,227	161,762	161,762	187,643	93,278	93,278	150,000
30	139,522	283,731	283,731	303,592	156,331	156, 331	167,274
35	189,673	489,601	489,601	514,081	267,311	267,311	280,676
40	253,680	832,305	832,305	832,350	444,230	444,230	466,442
45	335,370	1,397,163	1,397,163	1,397,163	718,442	718,442	754,364
50	439,631	2,344,180	2,344,180	2,344,180	1,165,667	1,165,667	1,177,323

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 11.01% on the current basis and 10.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
A-7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.51%) (Guaranteed) 6% (4.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,160	0	100,000	997	0	100,000
2	4,305	2,538	1,047	100,000	2,188	697	100,000
3	6,620	4,145	2,654	100,000	3,580	2,089	100,000
4	9,051	5,819	4,327	100,000	4,998	3,507	100,000
5	11,604	7,560	6,069	100,000	6,440	4,949	100,000
6	14,284	9,382	8,189	100,000	7,905	6,712	100,000
7	17,098	11,284	10,390	100,000	9,388	8,494	100,000
8	20,053	13,270	12,674	100,000	10,885	10,289	100,000
9	23,156	15,345	15,047	100,000	12,391	12,093	100,000
10	26,414	17,506	17,506	100,000	13,899	13,899	100,000
15	45,315	29,966	29,966	100,000	21,382	21,382	100,000
20	69,439	45,981	45,981	100,000	28,278	28,278	100,000
25	100,227	63,958	63,958	100,000	33,198	33,198	100,000
30	139,522	90,148	90,148	100,000	33,698	33,698	100,000
35	189,673	125,128	125,128	131,406	20,652	20,652	100,000
40	253,680	169,079	169,079	177,533	0	0	0
45	335,370	223,353	223,353	234,521	0	0	0
50	439,631	292,677	292,677	295,604	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.01% on the current basis and 4.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-8

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.51%) (Guaranteed) 6% (4.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,160	0	100,000	997	0	100,000
2	4,305	2,538	1,047	100,000	2,188	697	100,000
3	6,620	4,145	2,654	100,000	3,580	2,089	100,000
4	9,051	5,818	4,327	100,000	4,998	3,507	100,000
5	11,604	7,560	6,069	100,000	6,440	4,949	100,000
6	14,284	9,382	8,189	100,000	7,905	6,712	100,000
7	17,098	11,284	10,390	100,000	9,388	8,494	100,000
8	20,053	13,270	12,674	100,000	10,885	10,289	100,000
9	23,156	15,354	15,047	100,000	12,391	12,093	100,000
10	26,414	17,506	17,506	100,000	13,899	13,899	100,000
15	45,315	29,966	29,966	100,000	21,382	21,382	100,000
20	69,439	44,981	44,981	100,000	28,278	28,278	100,000
25	100,227	63,958	63,958	100,000	33,198	33,198	100,000
30	139,522	88,801	88,801	125,209	33,698	33,698	100,000
35	189,673	118,476	118,476	154,018	20,652	20,652	100,000
40	253,680	153,227	153,227	186,937	0	0	0
45	335,370	193,276	193,276	224,201	0	0	0
50	439,631	239,276	239,276	266,152	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.01% on the current basis and 4.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4)  Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-9

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.51%) (Guaranteed) 6% (4.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,155	0	101,155	991	0	100,991
2	4,305	2,524	1,033	102,524	2,169	678	102,169
3	6,620	4,116	2,625	104,116	3,539	2,048	103,539
4	9,051	5,765	4,274	105,765	4,924	3,433	104,924
5	11,604	7,477	5,986	107,477	6,320	4,829	106,320
6	14,284	9,259	8,066	109,259	7,725	6,532	107,725
7	17,098	11,112	10,218	111,112	9,129	8,235	109,129
8	20,053	13,037	12,441	113,037	10,524	9,928	110,524
9	23,156	15,038	14,740	115,038	11,903	11,605	111,903
10	26,414	17,110	17,110	117,110	13,252	13,252	113,252
15	45,315	28,750	28,770	128,750	19,280	19,280	119,280
20	69,439	41,609	41,609	141,609	22,874	22,874	122,874
25	100,227	55,897	55,897	155,897	20,952	20,952	120,952
30	139,522	71,784	71,784	171,784	8,670	8,670	108,670
35	189,673	85,825	85,825	185,825	0	0	0
40	253,680	93,869	93,869	193,513	0	0	0
45	335,370	87,406	87,406	187,406	0	0	0
50	439,631	56,336	56,336	156,336	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.01% on the current basis and 4.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-10

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.51%) (Guaranteed) 6% (4.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,155	0	101,155	991	0	100,991
2	4,305	2,524	1,033	102,524	2,169	678	102,169
3	6,620	4,116	2,625	104,116	3,539	2,048	103,539
4	9,051	5,765	4,274	105,765	4,924	3,433	104,924
5	11,604	7,477	5,986	107,477	6,320	4,829	106,320
6	14,284	9,259	8,066	109,259	7,725	6,532	107,725
7	17,098	11,112	10,218	111,112	9,129	8,235	109,129
8	20,053	13,037	12,441	113,037	10,524	9,928	110,524
9	23,156	15,038	14,740	115,038	11,903	11,605	111,903
10	26,414	17,110	17,110	117,110	13,252	13,252	113,252
15	45,315	28,770	28,750	128,750	19,280	19,280	119,280
20	69,439	41,609	41,609	141,609	22,874	22,874	122,874
25	100,227	55,897	55,887	155,897	20,952	20,952	120,952
30	139,522	71,784	71,784	171,784	8,670	8,670	108,670
35	189,673	85,825	85,825	185,825	0	0	0
40	253,680	93,513	93,513	193,513	0	0	0
45	335,370	87,406	87,406	187,406	0	0	0
50	439,631	56,336	56,336	156,336	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.01% on the current basis and 4.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-11

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 6% (4.51%) (Guaranteed) 6% (4.26%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,153	0	102,000	988	0	102,000
2	4,305	2,519	1,028	104,000	2,158	667	104,000
3	6,620	4,104	2,613	106,000	3,516	2,025	106,000
4	9,051	5,745	4,254	108,000	4,884	3,393	108,000
5	11,604	7,446	5,955	110,000	6,256	4,765	110,000
6	14,284	9,217	8,024	112,000	7,630	6,437	112,000
7	17,098	11,056	10,162	114,000	8,994	8,100	114,000
8	20,053	12,966	12,370	116,000	10,340	9,744	116,000
9	23,156	14,952	14,654	118,000	11,656	11,358	118,000
10	26,414	17,006	17,006	120,000	12,929	12,929	120,000
15	45,315	28,550	28,550	130,000	18,229	18,229	130,000
20	69,439	41,344	41,344	140,000	19,887	19,887	140,000
25	100,227	55,792	55,792	150,000	12,462	12,462	150,000
30	139,522	72,589	72,589	160,000	0	0	0
35	189,673	89,557	89,557	170,000	0	0	0
40	253,680	104,317	104,317	180,000	0	0	0
45	335,370	111,589	111,589	190,000	0	0	0
50	439,631	95,037	95,037	200,000	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 5.01% on the current basis and 4.51% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-12

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.49%) (Guaranteed) 0% (–1.74%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,072	0	100,000	915	0	100,000
2	4,305	2,290	799	100,000	1,960	469	100,000
3	6,620	3,650	2,159	100,000	3,132	1,641	100,000
4	9,051	4,981	3,490	100,000	4,249	2,758	100,000
5	11,604	6,286	4,795	100,000	5,309	3,818	100,000
6	14,284	7,571	6,378	100,000	6,310	5,117	100,000
7	17,098	8,832	7,938	100,000	7,247	6,353	100,000
8	20,053	10,069	9,473	100,000	8,113	7,517	100,000
9	23,156	11,284	10,986	100,000	8,904	8,606	100,000
10	26,414	12,469	12,469	100,000	9,611	9,611	100,000
15	45,315	18,082	18,082	100,000	11,758	11,758	100,000
20	69,439	22,177	22,177	100,000	10,849	10,849	100,000
25	100,227	24,775	24,775	100,000	4,677	4,677	100,000
30	139,522	25,767	25,767	100,000	0	0	0
35	189,673	22,502	22,502	100,000	0	0	0
40	253,680	11,031	11,031	100,000	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –.99% on the current basis and –1.49% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-13

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.49%) (Guaranteed) 0% (–1.74%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,072	0	100,000	915	0	100,000
2	4,305	2,290	799	100,000	1,960	469	100,000
3	6,620	3,650	2,159	100,000	3,132	1,641	100,000
4	9,051	4,981	3,490	100,000	4,249	2,758	100,000
5	11,604	6,286	4,795	100,000	5,309	3,818	100,000
6	14,284	7,571	6,378	100,000	6,310	5,117	100,000
7	17,098	8,832	7,938	100,000	7,247	6,353	100,000
8	20,053	10,069	9,473	100,000	8,113	7,517	100,000
9	23,156	11,284	10,986	100,000	8,904	8,606	100,000
10	26,414	12,469	12,469	100,000	9,611	9,611	100,000
15	45,315	18,082	18,082	100,000	11,758	11,758	100,000
20	69,439	22,177	22,177	100,000	10,849	10,849	100,000
25	100,227	24,775	24,775	100,000	4,677	4,677	100,000
30	139,522	25,767	25,767	100,000	0	0	0
35	189,673	22,502	22,502	100,000	0	0	0
40	253,680	11,031	11,031	100,000	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –.98% on the current basis and –1.48% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

A-14

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.49%) (Guaranteed) 0% (–1.74%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,068	0	101,068	909	0	100,909
2	4,305	2,278	787	102,278	1,943	452	101,943
3	6,620	3,625	2,134	103,625	3,096	1,605	103,096
4	9,051	4,938	3,447	104,938	4,187	2,696	104,187
5	11,604	6,219	4,728	106,219	5,213	3,722	105,213
6	14,284	7,476	6,283	107,476	6,171	4,978	106,171
7	17,098	8,704	7,810	108,704	7,054	6,160	107,054
8	20,053	9,902	9,306	109,902	7,856	7,260	107,856
9	23,156	11,074	10,776	111,074	8,569	8,271	108,569
10	26,414	12,208	12,208	112,208	9,185	9,185	109,185
15	45,315	17,420	17,420	117,420	10,645	10,645	110,645
20	69,439	20,686	20,686	120,686	8,648	8,648	108,648
25	100,227	21,938	21,938	121,938	1,306	1,306	101,306
30	139,522	20,687	20,687	120,687	0	0	0
35	189,673	13,971	13,971	113,971	0	0	0
40	253,680	0	0	0	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –.99% on the current basis and –1.49% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II CASH VALUE ACCUMULATION TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.49%) (Guaranteed) 0% (–1.74%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,068	0	101,068	909	0	100,909
2	4,305	2,278	787	102,278	1,943	452	101,943
3	6,620	3,625	2,134	103,625	3,096	1,605	103,096
4	9,051	4,938	3,447	104,938	4,187	2,696	104,187
5	11,604	6,219	4,728	106,219	5,213	3,722	105,213
6	14,284	7,476	6,283	107,476	6,171	4,978	106,171
7	17,098	8,704	7,810	108,704	7,054	6,160	107,054
8	20,053	9,902	9,306	109,902	7,856	7,260	107,856
9	23,156	11,074	10,776	111,074	8,569	8,271	108,569
10	26,414	12,208	12,208	112,208	9,185	9,185	109,185
15	45,315	17,420	17,420	117,420	10,645	10,645	110,645
20	69,439	20,686	20,686	120,686	8,648	8,648	108,648
25	100,227	21,938	21,938	121,938	1,306	1,306	101,306
30	139,522	20,687	20,687	120,687	0	0	0
35	189,673	13,971	13,971	113,971	0	0	0
40	253,680	0	0	0	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –.99% on the current basis and –1.49% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III GUIDELINE PREMIUM TEST MALE STANDARD NON-SMOKER ISSUE AGE 45 $100,000 INITIAL SPECIFIED AMOUNT	ASSUMED HYPOTHETICAL GROSS ANNUAL RATE OF RETURN(1): (Current) 0% (–1.49%) (Guaranteed) 0% (–1.74%) ASSUMED ANNUAL PREMIUM(2): $2,000

		ASSUMING CURRENT COSTS			ASSUMING GUARANTEED COSTS
END OF YEAR	PREMIUMS ACCUMULATED AT 5% INTEREST PER YEAR	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)	ACCUMULATION VALUE(3)	CASH VALUE(3)	DEATH BENEFIT(3)
1	2,100	1,067	0	102,000	906	0	102,000
2	4,305	2,272	781	104,000	1,932	441	104,000
3	6,620	3,611	2,120	106,000	3,072	1,581	106,000
4	9,051	4,915	3,424	108,000	4,144	2,653	108,000
5	11,604	6,184	4,693	110,000	5,143	3,652	110,000
6	14,284	7,425	6,232	112,000	6,067	4,874	112,000
7	17,098	8,635	7,741	114,000	6,904	6,010	114,000
8	20,053	9,812	9,216	116,000	7,647	7,051	116,000
9	23,156	10,958	10,660	118,000	8,286	7,988	118,000
10	26,414	12,063	12,063	120,000	8,807	8,807	120,000
15	45,315	17,019	17,019	130,000	9,329	9,329	130,000
20	69,439	19,627	19,627	140,000	4,818	4,818	140,000
25	100,227	19,454	19,454	150,000	0	0	0
30	139,522	14,943	14,943	160,000	0	0	0
35	189,673	222	222	170,000	0	0	0
40	253,680	0	0	0	0	0	0
45	335,370	0	0	0	0	0	0
50	439,631	0	0	0	0	0	0

(1)  For For Policy Years 26 and thereafter, the illustrated net annual rate of return equals –.99% on the current basis and –1.49% on the guaranteed basis.

(2)  Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3)  Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

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To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-487-1485: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-4160

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LINCOLN ENSEMBLE III VUL

Offered by

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

IN CONNECTION WITH ITS LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

100 N. GREENE STREET

GREENSBORO, NC 27401

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Ensemble III VUL Insurance Policy (the “Policy”) offered by The Lincoln National Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus by calling 1-800-487-1485, or by writing the Service Center, 100 N. Greene Street Greensboro, NC 27401. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

DATED: MAY 1, 2020

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THE COMPANY

The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”,  “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those benefits exceed the then current Accumulation Value of your policy, are backed by the claims paying ability of Lincoln Life.

On April 3, 2006, Jefferson-Pilot Corporation (“Jefferson-Pilot”), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company (“JPLife”), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company (“JPFIC”) also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life’s obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(K) and 403(B) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

ADDITIONAL INFORMATION ABOUT THE COMPANY

CAPITAL MARKETS

In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

ADVERTISING & RATINGS

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.

MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a “non-medical” or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

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We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

The LVIP S&P 500 Index Fund

About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company’s sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with State Street Bank and Trust Company, Kansas City, MO to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

UNCLAIMED PROPERTY

We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.

CUSTODY OF ASSETS

The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios’ assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company’s General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: 100 N. Greene Street, Greensboro, NC 27401.

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CHANGES OF INVESTMENT POLICY

We may change the investment policy of the Separate Account at any time.  If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.

PRINCIPAL UNDERWRITER

Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the Principal Underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $929,554 in 2019, $660,641 in 2018 and $772,064 in 2017 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid.

PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of

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the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the yields shown included those charges, the yield shown would be significantly lower.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the LVIP Government Money Market Portfolio, the types and quality of portfolio securities held by the LVIP Government Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division’s total return represents the average annual total return of that Division over a particular period. The performance is based on each Division’s unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:

P(1+T)n   = ERV

where:

      P                   =                             a hypothetical initial payment of $10,000.00

      T                  =                             average annual total return

      n                   =                             number of years

ERV                  =                             ending redeemable value of a hypothetical $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

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OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

Broker World	Financial World
Across the Board	Advertising Age
American Banker	Barron’s
Best’s Review	Business Insurance
Business Month	Business Week
Changing Times	Consumer Reports
Economist	Financial Planning
Forbes	Fortune
Inc.	Institutional Investor
Insurance Forum	Insurance Sales
Insurance Week	Journal of Accountancy
Journal of the American Society of CLU & ChFC	Journal of Commerce
Life Insurance Selling	Life Association News
MarketFacts	Manager’s Magazine
National Underwriter	Money
Morningstar, Inc.	Nation’s Business
New Choices (formerly 50 Plus)	New York Times
Pension World	Pensions & Investments
Rough Notes	Round the Table
U.S. Banker	VARDs
Wall Street Journal	Working Woman

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REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Joshua R. Durand, FSA, MAAA, Assistant Vice President of The Lincoln National Life Insurance Company, and are including in reliance upon his opinion as to their reasonableness.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the sub-accounts listed in the appendix to the opinion that comprise the Lincoln Life Flexible Premium Variable Life Account JF-A, as of December 31, 2019, and the related statements of operations and the statements of changes in net assets for the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The December 31, 2019 financial statements of the Separate Account and the December 31, 2019 consolidated financial statements of the Company follow.

8

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the “Company”) as of December 31, 2019 and 2018, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2020

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2019	2018
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2019 – $93,307; 2018 – $91,219)	$103,773	$92,787
Trading securities	4,602	1,869
Equity securities	103	99
Mortgage loans on real estate	16,244	13,190
Policy loans	2,460	2,491
Derivative investments	1,911	1,081
Other investments	2,565	1,962
Total investments	131,658	113,479
Cash and invested cash	1,879	1,848
Deferred acquisition costs and value of business acquired	7,745	10,308
Premiums and fees receivable	464	568
Accrued investment income	1,109	1,087
Reinsurance recoverables	19,164	19,826
Reinsurance related embedded derivatives	-	188
Funds withheld reinsurance assets	542	563
Goodwill	1,778	1,782
Other assets	18,106	16,663
Separate account assets	153,571	132,833
Total assets	$336,016	$299,145

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$35,717	$33,884
Other contract holder funds	97,422	90,573
Short-term debt	609	288
Long-term debt	2,414	2,401
Reinsurance related embedded derivatives	375	-
Funds withheld reinsurance liabilities	5,566	4,860
Payables for collateral on investments	5,077	4,786
Other liabilities	13,680	13,201
Separate account liabilities	153,571	132,833
Total liabilities	314,431	282,826

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,312	11,237
Retained earnings	4,437	4,423
Accumulated other comprehensive income (loss)	5,836	659
Total stockholder’s equity	21,585	16,319
Total liabilities and stockholder’s equity	$336,016	$299,145

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Insurance premiums	$5,277	$4,362	$3,018
Fee income	6,247	5,733	5,369
Net investment income	4,962	4,844	4,760
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(28)	(7)	(18)
Portion of loss recognized in other comprehensive income	13	-	-
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(7)	(18)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(813)	(85)	(438)
Total realized gain (loss)	(828)	(92)	(456)
Amortization of deferred gain on business sold through reinsurance	27	4	18
Other revenues	507	507	439
Total revenues	16,192	15,358	13,148
Expenses
Interest credited	2,754	2,589	2,558
Benefits	7,585	6,144	4,818
Commissions and other expenses	5,065	4,583	3,967
Interest and debt expense	145	136	126
Strategic digitization expense	66	76	43
Impairment of intangibles	-	-	905
Total expenses	15,615	13,528	12,417
Income (loss) before taxes	577	1,830	731
Federal income tax expense (benefit)	(37)	257	(1,287)
Net income (loss)	614	1,573	2,018
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	5,173	(3,314)	1,547
Funded status of employee benefit plans	4	2	(2)
Total other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Comprehensive income (loss)	$5,791	$(1,739)	$3,563

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Common Stock
Balance as of beginning-of-year	$11,237	$10,713	$10,696
Capital contributions from Lincoln National Corporation	50	500	-
Stock compensation/issued for benefit plans	25	24	17
Balance as of end-of-year	11,312	11,237	10,713

Retained Earnings
Balance as of beginning-of-year	4,423	4,405	3,342
Cumulative effect from adoption of new accounting standards	-	(644)	-
Net income (loss)	614	1,573	2,018
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Balance as of end-of-year	4,437	4,423	4,405

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	659	3,327	1,782
Cumulative effect from adoption of new accounting standards	-	644	-
Other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Balance as of end-of-year	5,836	659	3,327
Total stockholder’s equity as of end-of-year	$21,585	$16,319	$18,445

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Cash Flows from Operating Activities
Net income (loss)	$614	$1,573	$2,018
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Trading securities purchases, sales and maturities, net	(2,522)	(120)	120
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(448)	(108)	(17)
Premiums and fees receivable	104	(87)	34
Accrued investment income	(22)	(6)	19
Future contract benefits and other contract holder funds	(918)	1,105	(2,062)
Reinsurance related assets and liabilities	(277)	(1,233)	1,001
Accrued expenses	89	(99)	86
Federal income tax accruals	(282)	65	(1,502)
Cash management agreement	(1,115)	329	(277)
Realized (gain) loss	828	92	456
Amortization of deferred gain on business sold through reinsurance	(27)	(4)	(18)
Impairment of intangibles	-	-	905
Other	343	88	91
Net cash provided by (used in) operating activities	(3,633)	1,595	854
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,927)	(12,406)	(9,887)
Sales of available-for-sale securities and equity securities	6,771	3,191	1,773
Maturities of available-for-sale securities	6,426	6,348	5,790
Purchase of common stock in acquisition, net of cash acquired	-	(1,410)	-
Sale of business, net	-	(12)	-
Purchases of alternative investments	(433)	(314)	(357)
Sales and repayments of alternative investments	131	178	184
Proceeds from affiliate transfer of alternative investments	-	-	66
Issuance of mortgage loans on real estate	(4,218)	(2,920)	(2,047)
Repayment and maturities of mortgage loans on real estate	1,144	1,048	1,145
Issuance and repayment of policy loans, net	32	20	49
Net change in collateral on investments, derivatives and related settlements	349	654	(374)
Other	(259)	(191)	(123)
Net cash provided by (used in) investing activities	(4,984)	(5,814)	(3,781)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	50	500	-
Payment of long-term debt, including current maturities	(28)	(13)	(290)
Issuance of long-term debt, net of issuance costs	28	13	75
Issuance (payment) of short-term debt	321	278	(270)
Proceeds from sale-leaseback transactions	-	88	62
Payment related to sale-leaseback transactions	(83)	-	-
Proceeds from certain financing arrangements	107	-	-
Deposits of fixed account values, including the fixed portion of variable	16,049	13,616	10,775
Withdrawals of fixed account values, including the fixed portion of variable	(5,800)	(5,957)	(5,764)
Transfers to and from separate accounts, net	(1,362)	(2,469)	(1,787)
Common stock issued for benefit plans	(34)	(25)	(29)
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Net cash provided by (used in) financing activities	8,648	5,120	1,817
Net increase (decrease) in cash, invested cash and restricted cash	31	901	(1,110)
Cash, invested cash and restricted cash as of beginning-of-year	1,848	947	2,057
Cash, invested cash and restricted cash as of end-of-year	$1,879	$1,848	$947

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Lincoln Life Assurance Company of Boston (“LLACB”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of Liberty Life Assurance Company of Boston (“Liberty Life”), which effective September 1, 2019, was renamed Lincoln Life Assurance Company of Boston.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain investments and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the fixed maturity AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our fixed maturity AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our fixed maturity AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements.  Investment results for the portfolios that support Modco and CFW reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate.  In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics.  Therefore, these pools of loans are collectively evaluated for inherent credit losses.  Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends.  These evaluations and assessments are revised as conditions change and new information becomes available, which can cause the valuation allowances to increase or decrease over time as such evaluations are revised.  Residential mortgage loan pools exclude loans that have been impaired as those loans are evaluated individually using the evaluation framework for specific valuation allowances described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming.  We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status.  There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, operating lease right-of-use (“ROU”) assets, finance lease assets, certain financing arrangements and other prepaid expenses.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, long-term operating lease liabilities, finance lease liabilities, certain financing arrangements, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”) that were acquired through our business combination during 2018.  The carrying values of VOCRA and VODA are amortized using a straight line basis over their weighted average life of 20 years and 13 years, respectively.  See Note 10 for more information regarding specifically identifiable intangible assets acquired.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Effective January 1, 2019, we adopted Accounting Standards Update (“ASU”) 2016-02, which resulted in a new measurement and recognition of our long-term operating leases on our Consolidated Balance Sheets.  We lease office space and certain equipment under various long-term lease agreements.  We determine if an arrangement is a lease at inception.  Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date.  Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments.  The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs.  Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options.  Our lease agreements may contain both lease and non-lease components, which are accounted for separately.  Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.  See Notes 2 and 14 for additional information.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance.  During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.  During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gain related to the transaction over a period of 30 years.  During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders.  We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years.  Effective October 1, 2018, we entered into an annuity reinsurance agreement with Athene Holding Ltd. (“Athene”).  We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security.  Claim resolution rate assumptions and social security offsets are based on our actual experience.  The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities.  The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience.  Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change.  Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2019 and 2018, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $51 million, $56 million and $57 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

Our short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures.  The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income.  Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-02, Leases and all related amendments

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a ROU asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the ROU asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We adopted this standard and all related amendments, which resulted in the recognition of $171 million in ROU assets and $176 million in operating lease liabilities reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets as of January 1, 2019.  Comparative periods continue to be measured and presented under historical guidance, and only the period of adoption is subject to this ASU.  Also, on transition, we have elected not to reassess: 1) whether expired or existing contracts contain a lease under the new definition of a lease; 2) lease classification for expired or existing leases; and 3) whether previously capitalized initial direct costs would qualify for capitalization under this ASU.  Additionally, there is not a significant difference in our pattern of lease expense recognition under this ASU, and there is no impact on cash flows.  For more information, see Note 1.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

January 1, 2019

We adopted the provisions of this ASU, which did not result in a change to our existing practices; therefore, no cumulative effect adjustment was recorded.  As such, there was no impact on our consolidated financial condition and results of operations.

ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

January 1, 2019

We adopted the provisions of this ASU, which did not have an impact on our consolidated financial condition and results of operations.  This ASU does result in our modification of certain hedge documentation and effectiveness methods, which we have reflected in applicable disclosures in Note 6.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets.  The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using an allowance for credit losses. Changes in the allowance are charged to earnings.  The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset.  The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities.  The amendments will permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments will result in the recognition of a cumulative effect adjustment that is not expected to be material to our retained earnings, to record allowances for credit losses as of the date of adoption, primarily related to commercial and residential mortgage loans, as well as reinsurance recoverables.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825.  Early adoption is permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above.  The adoption of the remainder of this guidance will not have a material impact on our consolidated financial condition and results of operations.

ASU 2019-05, Financial Instruments – Credit Losses (Topic 326): Targeted Transition Relief

The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments – Credit Losses – Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments – Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of ASC Topic 326.

January 1, 2020

We will recognize a cumulative effect increase to retained earnings of approximately $14 million, after-tax, to elect the fair value option for certain mortgage loans in connection with our adoption of ASC Topic 326.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is currently effective January 1, 2022, and early adoption is permitted.

		January 1, 2022	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Acquisition

On May 1, 2018, LNC and LNL completed the acquisition from Liberty Mutual Insurance Company of 100% of the capital stock of Liberty Life, an operator of a group benefits business (the “Liberty Group Business”) and an individual life and individual and group annuity business (the “Liberty Life Business”).  The acquisition expanded the scale and capabilities of the Group Protection business while further diversifying the Company’s sources of earnings.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which is attached as Exhibit 10.3 to this Form 10-K, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018.  These costs were included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

In the year following the May 1, 2018 acquisition date, we adjusted assets acquired by $(5) million and liabilities acquired by $23 million for an increase in goodwill of $28 million.  Under the terms of the MTA, a final balance sheet will be agreed upon at a later date.  The following table presents the adjusted fair values (in millions) of the net assets acquired related to the Liberty Group Business:

Adjusted
Fair Value
Assets
Investments	$2,493
Mortgage loans on real estate	658
Cash and invested cash	107
Reinsurance recoverables	76
Premiums and fees receivable	83
Accrued investment income	24
Other intangible assets acquired	640
Other assets acquired	142
Separate account assets	99
Total assets acquired	$4,322

Liabilities
Future contract benefits	$2,930
Other contract holder funds	46
Other liabilities acquired	140
Separate account liabilities	99
Total liabilities assumed	$3,215

Net identifiable assets acquired	$1,107
Goodwill	410
Net assets acquired	$1,517

Financial Information

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

The following unaudited pro forma condensed consolidated results of operations of the Company assume that the acquisition of Liberty Life was completed on January 1, 2017 (in millions):

	For the Years Ended
	December 31,
	2018	2017
Revenue	$16,097	$15,080
Net income	1,642	2,034

Pro forma adjustments include the revenue and net income of the acquired business for each period as well as amortization of identifiable intangible assets acquired and the fair value adjustment to acquired insurance reserves and investments.  Other pro forma adjustments include the impact of reflecting acquisition and integration costs and investment expenses directly attributable to the business combination in 2017 instead of in 2018.  Pro forma adjustments do not include retrospective adjustments to defer and amortize acquisition costs as would be recorded under our accounting policy.

4.  Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2019, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.9 billion and $1.7 billion as of December 31, 2019 and 2018, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $13 million and $20 million as of December 31, 2019 and 2018, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $2 million and $1 million for the years ended December 31, 2019 and 2018, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2019.

5.  Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains, losses and OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,875	$9,071	$172	$(5)	$87,779
U.S. government bonds	355	48	-	-	403
State and municipal bonds	4,605	1,087	7	-	5,685
Foreign government bonds	326	62	-	-	388
RMBS	2,820	179	9	(18)	3,008
CMBS	1,038	45	1	(1)	1,083
ABS	4,803	62	17	(35)	4,883
Hybrid and redeemable preferred securities	485	79	20	-	544
Total fixed maturity AFS securities	$93,307	$10,633	$226	$(59)	$103,773

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,837	$2,871	$2,167	$(8)	$79,549
U.S. government bonds	361	27	2	-	386
State and municipal bonds	4,498	703	17	-	5,184
Foreign government bonds	402	42	-	-	444
RMBS	3,099	113	61	(13)	3,164
CMBS	810	6	16	(3)	803
ABS	2,644	45	30	(19)	2,678
Hybrid and redeemable preferred securities	568	44	33	-	579
Total fixed maturity AFS securities	$91,219	$3,851	$2,326	$(43)	$92,787

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2019, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,714	$2,699
Due after one year through five years	15,022	15,578
Due after five years through ten years	17,440	18,854
Due after ten years	49,470	57,668
Subtotal	84,646	94,799
Structured securities (RMBS, CMBS, ABS)	8,661	8,974
Total fixed maturity AFS securities	$93,307	$103,773

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,827	$44	$1,381	$131	$4,208	$175
State and municipal bonds	316	7	18	-	334	7
RMBS	471	9	15	-	486	9
CMBS	48	1	4	-	52	1
ABS	1,791	8	300	9	2,091	17
Hybrid and redeemable
preferred securities	29	1	102	19	131	20
Total fixed maturity AFS securities	$5,482	$70	$1,820	$159	$7,302	$229

Total number of fixed maturity AFS securities in an unrealized loss position						882

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$30,947	$1,464	$7,023	$704	$37,970	$2,168
U.S. government bonds	70	1	23	1	93	2
State and municipal bonds	376	7	92	10	468	17
RMBS	436	9	796	55	1,232	64
CMBS	470	11	82	5	552	16
ABS	1,237	23	239	16	1,476	39
Hybrid and redeemable
preferred securities	94	6	131	27	225	33
Total fixed maturity AFS securities	$33,630	$1,521	$8,386	$818	$42,016	$2,339

Total number of fixed maturity AFS securities in an unrealized loss position						3,360

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$15	$5	$-	7
Six months or greater, but less than nine months	10	3	-	4
Twelve months or greater	130	74	-	31
Total	$155	$82	$-	42

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$389	$122	$1	44
Six months or greater, but less than nine months	96	49	-	11
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	138	70	8	32
Total	$634	$249	$9	89

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities decreased by $2.1 billion for the year ended December 31, 2019.  As discussed further below, we believe the unrealized loss position as of December 31, 2019, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2019, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2019, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$337	$358	$411
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13	5	13
Credit losses on securities for which an
OTTI was previously recognized	2	2	7
Decreases attributable to:
Securities sold, paid down or matured	(148)	(28)	(73)
Balance as of end-of-year	$204	$337	$358

During 2019, 2018 and 2017, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2019 and 2018, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2019 and 2018, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2019 and 2018, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.1 billion and a fair value of $3.1 billion and $2.9 billion, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2019 and 2018, that we would recover the amortized cost of each corporate bond.

Determination of Credit Losses on MBS and ABS

As of December 31, 2019 and 2018, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2019	2018
Fixed maturity securities:
Corporate bonds	$2,877	$1,559
U.S. government bonds	45	43
State and municipal bonds	16	16
Foreign government bonds	45	23
RMBS	169	78
CMBS	163	7
ABS	1,238	121
Hybrid and redeemable preferred securities	49	22
Total trading securities	$4,602	$1,869

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2019, 2018 and 2017, was $(225) million, $(55) million and $8 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2019			As of December 31, 2018
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$15,525	$659	$16,184	$12,959	$230	$13,189
30 to 59 days past due	3	27	30	-	9	9
60 to 89 days past due	-	10	10	-	1	1
90 or more days past due	-	16	16	-	-	-
Valuation allowance	-	(2)	(2)	-	-	-
Unamortized premium (discount)	(17)	23	6	(17)	8	(9)
Total carrying value	$15,511	$733	$16,244	$12,942	$248	$13,190

As of December 31, 2019, we had 38 residential mortgage loans that were either delinquent or in foreclosure.  As of December 31, 2018, we had no loans that were either delinquent or in foreclosure.

For our commercial mortgage loans, there was one specifically identified impaired loan with a carrying value of less than $1 million as of December 31, 2019. There were no specifically identified impaired commercial mortgage loans as of December 31, 2018.

For our residential mortgage loans, there were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2019.  There were no specifically identified impaired residential mortgage loans as of December 31, 2018.  The general allowance established on residential mortgage loans was $2 million and less than $1 million as of December 31, 2019 and 2018, respectively.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss has occurred.

The changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Valuation Allowance
Balance as of beginning-of-year	$-	$3	$2
Additions	-	-	1
Charge-offs, net of recoveries	-	(3)	-
Balance as of end-of-year	$-	$-	$3

Additional information related to impaired commercial mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Average carrying value for impaired commercial
mortgage loans on real estate	$-	$5	$6
Interest income recognized on impaired commercial
mortgage loans on real estate	-	1	-
Interest income collected on impaired commercial
mortgage loans on real estate	-	1	-

As described in Note 1, we use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019			As of December 31, 2018
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$14,121	91.0%	2.35	$11,656	90.1%	2.30
65% to 74%	1,389	9.0%	1.88	1,234	9.5%	1.76
75% to 100%	1	0.0%	1.09	52	0.4%	1.03
Total	$15,511	100.0%		$12,942	100.0%

As described in Note 1, we use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	% of	Carrying	% of
Performance Indicator	Value	Total	Value	Total
Performing	$716	97.7%	$247	99.6%
Nonperforming	17	2.3%	1	0.4%
Total	$733	100.0%	$248	100.0%

Our commercial mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 24% and 23% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively, and Texas, which accounted for 11% and 12% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Our residential mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 34% of residential mortgage loans on real estate as of December 31, 2019 and 2018, and Florida, which accounted for 20% and 19% of residential mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Alternative Investments

As of December 31, 2019 and 2018, alternative investments included investments in 256 and 234 different partnerships, respectively, and the portfolios represented approximately 1% of our total investments.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities	$4,214	$4,129	$4,048
Equity AFS securities	-	-	12
Trading securities	187	79	88
Equity securities	4	4	-
Mortgage loans on real estate	626	492	433
Real estate	1	1	1
Policy loans	128	122	134
Invested cash	33	23	11
Commercial mortgage loan prepayment
and bond make-whole premiums	115	78	138
Alternative investments	24	222	165
Consent fees	7	4	6
Other investments	27	24	5
Investment income	5,366	5,178	5,041
Investment expense	(404)	(334)	(281)
Net investment income	$4,962	$4,844	$4,760

Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities:
Gross gains	$44	$36	$17
Gross losses	(70)	(80)	(43)
Gross OTTI	(15)	(7)	(20)
Equity AFS securities:
Gross gains	-	-	6
Gain (loss) on other investments (1)	(15)	(15)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(13)	(22)	(21)
Total realized gain (loss) related to certain investments	(69)	(88)	(71)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	(426)	251	(155)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(80)	(51)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	2	12	(2)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(223)	(184)	(174)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(32)
Total realized gain (loss)	$(828)	$(92)	$(456)

(1)	Includes market adjustments on equity securities still held of $(4) million and $(17) million for the years ended December 31, 2019 and 2018, respectively.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and indexed variable universal life insurance (“IUL”) contracts net derivatives results), reinsurance related embedded derivatives and trading securities.  See Notes 1 and 9 for information regarding Modco.

(3)

Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$(13)	$(5)	$(13)
State and municipal bonds	-	-	(1)
RMBS	(1)	(1)	(2)
CMBS	-	-	(2)
ABS	(1)	(1)	(2)
Gross OTTI recognized in net income (loss)	(15)	(7)	(20)
Associated amortization of DAC, VOBA, DSI and DFEL	-	-	2
Net OTTI recognized in net income (loss)	$(15)	$(7)	$(18)

OTTI Recognized in OCI
Gross OTTI recognized in OCI	$14	$-	$-
Change in DAC, VOBA, DSI and DFEL	(1)	-	-
Net OTTI recognized in OCI	$13	$-	$-

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,383	$1,383	$616	$616
Securities pledged under securities lending agreements (2)	114	110	88	85
Securities pledged under repurchase agreements (3)	-	-	152	157
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	3,580	5,480	3,930	5,923
Total payables for collateral on investments	$5,077	$6,973	$4,786	$6,781

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.  As of December 31, 2019, we were not participating in any open repurchase agreements.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2019	2018	2017
Collateral payable for derivative investments	$767	$(85)	$(112)
Securities pledged under securities lending agreements	26	(134)	5
Securities pledged under repurchase agreements	(152)	(379)	1
Investments pledged for FHLBI	(350)	1,030	(450)
Total increase (decrease) in payables for collateral on investments	$291	$432	$(556)

We have elected not to offset our securities lending and repurchase agreements transactions in our financial statements.  The remaining contractual maturities of securities lending and repurchase agreements transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Total gross secured borrowings	$114	$-	$-	$-	$114

	As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$88	$-	$-	$-	$88
Repurchase Agreements
Corporate bonds	-	-	-	152	152
Total gross secured borrowings	$88	$-	$-	$152	$240

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2019, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million.  As of December 31, 2019, we have re-pledged $25 million of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments.

Investment Commitments

As of December 31, 2019, our investment commitments were $2.0 billion, which included $1.0 billion of LPs, $544 million of mortgage loans on real estate and $407 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2019 and 2018, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.3 billion and $1.4 billion, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $1.0 billion and $1.2 billion, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2019 and 2018, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $18.2 billion and $16.0 billion, respectively, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $15.4 billion and $14.3 billion, respectively, or 12% and 13%, respectively, of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

We adopted ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, in 2019.  See Note 2 for additional information.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products.

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the Standard & Poor's 500 Index (“S&P 500”) and other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require the seller to pay the buyer at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld Modco basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 or other indices.  Contract holders may elect to rebalance index options at renewal dates.  At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2019			As of December 31, 2018
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,174	$108	$12	$1,528	$33	$9
Foreign currency contracts (1)	2,874	191	51	2,326	167	39
Total cash flow hedges	4,048	299	63	3,854	200	48
Fair value hedges:
Interest rate contracts (1)	546	-	202	553	-	137
Non-Qualifying Hedges
Interest rate contracts (1)	112,921	1,082	219	100,628	464	138
Foreign currency contracts (1)	262	1	3	47	-	-
Equity market contracts (1)	43,283	1,442	664	30,273	676	162
Credit contracts (1)	55	-	-	-	-	-
Embedded derivatives:
GLB direct (2)	-	450	-	-	123	-
GLB ceded (2) (3)	-	60	510	-	72	196
Reinsurance related (4)	-	-	375	-	188	-
Indexed annuity and IUL contracts (2) (5)	-	927	2,585	-	902	1,305
Total derivative instruments	$161,115	$4,261	$4,621	$135,355	$2,625	$1,986

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2019
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,341	$53,011	$20,948	$28,841	$500	$114,641
Foreign currency contracts (2)	218	383	961	1,473	101	3,136
Equity market contracts	27,594	7,720	3,762	13	4,194	43,283
Credit contracts	-	55	-	-	-	55
Total derivative instruments
with notional amounts	$39,153	$61,169	$25,671	$30,327	$4,795	$161,115

(1)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 24, 2021.
(2)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 26, 2050.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

As of December 31, 2019

Cumulative
Fair Value Hedging
Adjustment Included
	Amortized Cost	in the Amortized
	of the Hedged	Cost of the Hedged
	Assets (Liabilities)	Assets (Liabilities)
Line Items in which the Hedged Items are Recorded
Fixed maturity AFS securities, at fair value	$776	$202

The change in our unrealized gain (loss) on derivative instruments within accumulated other comprehensive income (loss) (“AOCI”) (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	-	6	-
Cash flow hedges:
Interest rate contracts	73	(4)	43
Foreign currency contracts	108	44	20
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	3	4	4
Foreign currency contracts (1)	35	27	18
Foreign currency contracts (2)	9	-	9
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss)
	Recognized in Income
	For the Year Ended
	December 31, 2019
	Realized	Net
	Gain	Investment
	(Loss)	Income
Total Line Items in which the Effects of Fair Value
or Cash Flow Hedges are Recorded	$(828)	$4,962

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	63
Derivatives designated as hedging instruments	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	9	35

Non-Qualifying Hedges
Interest rate contracts	982	-
Foreign currency contracts	(1)	-
Equity market contracts	(137)	-
Embedded derivatives:
GLB	1	-
Reinsurance related	(626)	-
Indexed annuity and IUL contracts	(742)	-

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2018	2017
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$4
Foreign currency contracts (1)	27	18
Foreign currency contracts (2)	-	9
Total cash flow hedges	31	31
Fair value hedges:
Interest rate contracts (1)	(14)	(23)
Interest rate contracts (2)	37	7
Total fair value hedges	23	(16)
Non-Qualifying Hedges
Interest rate contracts (2)	(149)	103
Foreign currency contracts (2)	5	-
Equity market contracts (2)	445	(1,427)
Equity market contracts (3)	(17)	28
Credit contracts (3)	-	1
Embedded derivatives:
GLB(2)	(1)	-
Reinsurance related (2)	292	(141)
Indexed annuity and IUL contracts (2)	81	(400)
Total derivative instruments	$710	$(1,821)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended
	December 31,
	2018	2017
Offset to net investment income	4	22
Offset to realized gain (loss)	27	9

As of December 31, 2019, $45 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2019 and 2018, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2019, information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2024	(3)	(4)	BBB+	1	$1	$55

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

As of December 31, 2018, we did not have any exposure related to credit default swaps for which we are the seller.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2019	2018
Maximum potential payout	$55	$-
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$55	$-

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2019, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2019 or 2018.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2019		As of December 31, 2018
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$441	$(22)	$33	$(4)
A+	549	(168)	296	(26)
A	36	-	106	(36)
A-	355	-	4	-
BBB+	-	-	177	-
	$1,381	$(190)	$616	$(66)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,619	$1,437	$4,056
Gross amounts offset	(708)	-	(708)
Net amount of assets	1,911	1,437	3,348
Gross amounts not offset:
Cash collateral	(1,381)	-	(1,381)
Non-cash collateral	(242)	-	(242)
Net amount	$288	$1,437	$1,725

Financial Liabilities
Gross amount of recognized liabilities	$771	$3,470	$4,241
Gross amounts offset	(15)	-	(15)
Net amount of liabilities	756	3,470	4,226
Gross amounts not offset:
Cash collateral	(190)	-	(190)
Non-cash collateral	-	-	-
Net amount	$566	$3,470	$4,036

	As of December 31, 2018
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,282	$1,285	$2,567
Gross amounts offset	(201)	-	(201)
Net amount of assets	1,081	1,285	2,366
Gross amounts not offset:
Cash collateral	(616)	-	(616)
Non-cash collateral	(58)	-	(58)
Net amount	$407	$1,285	$1,692

Financial Liabilities
Gross amount of recognized liabilities	$806	$1,501	$2,307
Gross amounts offset	(59)	-	(59)
Net amount of liabilities	747	1,501	2,248
Gross amounts not offset:
Cash collateral	(66)	-	(66)
Non-cash collateral	(190)	-	(190)
Net amount	$491	$1,501	$1,992

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Current	$175	$179	$118
Deferred	(212)	78	(1,405)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Income (loss) before taxes	$577	$1,830	$731
Federal statutory rate	21%	21%	35%
Federal income tax expense (benefit) at federal statutory rate	121	384	256
Effect of:
Tax-preferred investment income (1)	(99)	(87)	(280)
Tax credits	(40)	(39)	(29)
Excess tax benefits from stock-based compensation	(6)	(3)	(8)
Goodwill impairment	-	-	316
Tax impact associated with the Tax Cuts and Jobs Act (2)	(16)	3	(1,526)
Other items	3	(1)	(16)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)
Effective tax rate	-6%	14%	-176%

(1)

Relates primarily to separate account dividends eligible for the dividends-received deduction. As a result of the Tax Cuts and Jobs Act (the “Tax Act”), the recorded tax benefit for the separate account dividends-received deduction was substantially less in 2019 and 2018 as compared to 2017.

(2)

As a result of the enactment of the Tax Act in 2017, we remeasured our existing deferred tax balances at the prevailing corporate federal income tax rate of 21% and recognized a $1.5 billion tax benefit.  In 2018, we recognized a $3 million net tax benefit from the impact of the reduced federal statutory rate under the Tax Act on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts.  In 2019, we recognized a $16 million net tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2019	2018
Current	$255	$205
Deferred	(2,605)	(1,421)
Total federal income tax asset (liability)	$(2,350)	$(1,216)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2019	2018
Deferred Tax Assets
Future contract benefits and other contract holder funds	$527	$549
Reinsurance related embedded derivative liability	79	-
Compensation and benefit plans	135	120
Intangibles	26	40
Net operating losses	216	264
Other	14	59
Total deferred tax assets	$997	$1,032
Deferred Tax Liabilities
DAC	$854	$1,380
VOBA	191	302
Net unrealized gain on fixed maturity AFS securities	2,216	333
Net unrealized gain on trading securities	70	25
Investment activity	154	334
Reinsurance related embedded derivative asset	-	39
Deferred gain on business sold through reinsurance	4	34
Other	113	6
Total deferred tax liabilities	$3,602	$2,453
Net deferred tax asset (liability)	$(2,605)	$(1,421)

As of December 31, 2019, we have $1.0 billion of net operating losses to carry forward to future years.  The net operating losses arose in tax year 2018, and under the Tax Act changes, have an unlimited carryforward period.  As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized.  Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2019, and 2018, $41 million and $12 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$12	$11
Increases for prior year tax positions	29	-
Increases for current year tax positions	-	1
Balance as of end-of-year	$41	$12

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2019, 2018 and 2017, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2019 and 2018.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2016 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$9,509	$7,909	$8,269
Business acquired (sold) through reinsurance	-	(246)	-
Business recaptured through reinsurance	59	-	-
Deferrals	1,900	1,596	1,345
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(913)	(922)
Unlocking	(471)	(115)	61
Adjustment related to realized (gains) losses	(43)	(42)	(55)
Adjustment related to unrealized (gains) losses	(2,614)	1,320	(789)
Balance as of end-of-year	$7,418	$9,509	$7,909

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$799	$499	$874
Business acquired (sold) through reinsurance	-	(11)	-
Business acquired	-	30	-
Deferrals	6	7	7
Amortization:
Amortization, excluding unlocking	(115)	(127)	(105)
Unlocking	143	(60)	(48)
Accretion of interest (1)	45	48	52
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(550)	415	(280)
Balance as of end-of-year	$327	$799	$499

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2019, was as follows:

2020	$72
2021	66
2022	67
2023	65
2024	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$298	$287	$293
Business acquired (sold) through reinsurance	-	(21)	-
Deferrals	26	48	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(28)	(30)
Unlocking	(3)	-	(4)
Adjustment related to realized (gains) losses	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	(10)	13	1
Balance as of end-of-year	$281	$298	$287

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$2,763	$1,429	$1,855
Business recaptured through reinsurance	5	-	-
Deferrals	1,092	874	753
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(533)	(474)	(383)
Unlocking	(426)	(52)	(3)
Adjustment related to realized (gains) losses	(11)	(19)	(18)
Adjustment related to unrealized (gains) losses	(2,244)	1,005	(775)
Balance as of end-of-year	$646	$2,763	$1,429

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2019	2018	2017
Direct insurance premiums and fee income	$13,347	$11,882	$10,103
Reinsurance assumed	97	96	101
Reinsurance ceded	(1,920)	(1,883)	(1,817)
Total insurance premiums and fee income	$11,524	$10,095	$8,387

Direct insurance benefits	$9,482	$8,513	$6,669
Reinsurance recoveries netted against benefits	(1,897)	(2,369)	(1,851)
Total benefits	$7,585	$6,144	$4,818

We and our insurance subsidiaries cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  Reinsurance does not discharge us from our primary obligation to contract holders for losses insured under the policies we issue.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2019, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2019.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $19.2 billion and $19.8 billion as of December 31, 2019 and 2018, respectively.

Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business as discussed in Note 3, which resulted in amounts recoverable from Protective of $11.8 billion and $12.1 billion as of December 31, 2019 and 2018, respectively.  Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $14.7 billion and $13.7 billion as of December 31, 2019 and 2018, respectively.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.3 billion and $1.5 billion as of December 31, 2019 and 2018, respectively.  Swiss Re has funded a trust, with a balance of $2.7 billion as of December 31, 2019, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2019, included $164 million and $31 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.4 billion and $2.5 billion as of December 31, 2019 and 2018, respectively.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $2.3 billion as of December 31, 2019.

Some portions of our annuity business have been reinsured on a Modco basis with other companies.  In a Modco agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.  Effective October 1, 2018, we entered into one such Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a deposit asset of $6.6 billion and $7.5 billion as of December 31, 2019 and 2018, respectively, within other assets on our Consolidated Balance Sheets.  We held investments of $6.9 billion as of December 31, 2019, in support of reserves associated with the transaction in a Modco investment portfolio.  As of December 31, 2019, the portfolio included trading securities, fixed maturity AFS securities, commercial mortgage loans, derivative investments, other investments, cash, accrued investment income and equity securities that had carrying values of $3.5 billion, $2.3 billion, $698 million, $130 million, $94 million, $62 million, $57 million and $14 million, respectively.   In addition, the portfolio was supported by $201 million of over-collateralization and a $200 million letter of credit as of December 31, 2019. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $30 million and $8 million of the gain during 2019 and 2018, respectively.

In repositioning the Modco investment portfolio, purchases of securities classified as trading during 2019 primarily resulted in negative cash flows from operating activities that were largely offset by sales of securities classified as fixed maturity AFS within investing activities in our Consolidated Statements of Cash Flows.

See Note 6 for information on reinsurance related embedded derivatives.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	688	-	(4)	-	684
Total goodwill	$3,934	$(2,152)	$(4)	$-	$1,778

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	274	-	414	-	688
Total goodwill	$3,520	$(2,152)	$414	$-	$1,782

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2019 and 2018, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit. Our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2019		As of December 31, 2018
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	55	100	51
Group Protection:
VOCRA	576	25	576	5
VODA	31	2	31	-
Insurance licenses (1)	3	-	3	-
Total	$715	$82	$715	$56

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2019, was as follows:

2020	$37
2021	37
2022	37
2023	37
2024	37
Thereafter	440

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2019 (1)	2018 (1)
Return of Net Deposits
Total account value	$101,601	$89,783
Net amount at risk (2)	71	1,002
Average attained age of contract holders	65 years	65 years

Minimum Return
Total account value	$92	$88
Net amount at risk (2)	13	18
Average attained age of contract holders	77 years	77 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$25,763	$23,365
Net amount at risk (2)	384	2,007
Average attained age of contract holders	71 years	71 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$161	$100	$110
Changes in reserves	(24)	77	8
Benefits paid	(20)	(16)	(18)
Balance as of end-of-year	$117	$161	$100

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2019	2018
Asset Type
Domestic equity	$64,093	$54,060
International equity	19,852	18,359
Fixed income	41,405	37,942
Total	$125,350	$110,361

Percent of total variable annuity separate account values	98%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 35% and 33% of total life insurance in-force reserves as of December 31, 2019 and 2018, respectively.  UL and VUL products with secondary guarantees represented 27%, 36% and 27% of total life insurance sales for the years ended December 31, 2019, 2018 and 2017, respectively.

12.  Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets.  Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$5,335	$2,222	$2,242
Reinsurance recoverable	143	57	69
Net balance as of beginning-of-year	5,192	2,165	2,173
Business acquired (1)	-	2,842	-
Incurred related to:
Current year	3,193	2,531	1,346
Prior years:
Interest	151	120	69
All other incurred (2)	(308)	(208)	(76)
Total incurred	3,036	2,443	1,339
Paid related to:
Current year	(1,518)	(1,197)	(798)
Prior years	(1,310)	(1,061)	(549)
Total paid	(2,828)	(2,258)	(1,347)
Net balance as of end-of-year	5,400	5,192	2,165
Reinsurance recoverable	152	143	57
Balance as of end-of-year	$5,552	$5,335	$2,222

(1)	Represents acquired group life and disability reserves, net, as of May 1, 2018. See Note 3 for additional information.
(2)

All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims.  Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods.  As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates.  Long-term disability reserves are discounted using rates ranging from 3.25% to 5%. The discount rates vary by year of claim incurral.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2019	2018
Short-Term Debt
Short-term debt (1)	$609	$288

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	613	600
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	284	312
4.225% surplus note, due 2037	28	-
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,414	$2,401

(1)	The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2019, were as follows:

2020	$-
2021	-
2022	-
2023	-
2024	50
Thereafter	2,364
Total	$2,414

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2019, was $613 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  The outstanding principal amount as of December 31, 2019, was $284 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2019
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	July 31, 2024	$2,250	$340
LOC facility (1)	August 26, 2031	990	965
LOC facility (1)	October 1, 2031	982	982
Total		$4,222	$2,287

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On July 31, 2019, LNC refinanced its existing credit facility with a syndicate of banks.  This facility (the “credit facility”) allows for the issuance of LOCs and borrowing of up to $2.25 billion.  The credit facility is unsecured and has a commitment termination date of July 31, 2024.  The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement governing the credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

•

Financial covenants including maintenance by LNC of a minimum consolidated net worth (as defined in the credit agreement) equal to the sum of $10.6 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries as set forth in the credit agreement; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00;

•	A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the credit agreement; and
•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2019, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2019, we were in compliance with all such covenants.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2019.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2019, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $90 million.  Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.  For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety.  In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. The Lincoln Life and Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the vigorous defense of this action.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017.  In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016.  Plaintiffs seek to represent classes of policyowners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018.  Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017.  Plaintiffs seek to represent classes of policyholders and seek damages on their behalf.  We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.  Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017.  We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Commitments

Leases

We recognized operating lease ROU assets of $202 million and associated lease liabilities of $208 million as of December 31, 2019.   We classified the operating lease ROU assets within other assets and the lease liabilities within other liabilities on our Consolidated Balance Sheets.  The weighted-average discount rate and remaining lease term were 3.2% and 6 years, respectively, as of December 31, 2019.  Operating lease expense for the years ended December 31, 2019, 2018 and 2017, was $46 million,  $43 million and $36 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2019, the net book value of assets recorded as finance leases was $128 million, and the associated accumulated amortization was $345 million.  These transactions have been classified as other assets on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  The weighted-average discount rate and remaining lease term were 2.2% and 2 years, respectively, as of December 31, 2019.

Finance lease expense (in millions) was as follows:

For the Year Ended
December 31,
2019

Amortization of ROU assets (1)	$67
Interest on lease liabilities (2)	13
Total	$80

(1)	Amortization of ROU assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Interest on lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

For the Year Ended
December 31,
2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$47
Financing cash flows from finance leases	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2019, were as follows:

	Operating	Finance
	Leases	Leases
2020	$44	$56
2021	40	66
2022	35	66
2023	32	90
2024	26	17
Thereafter	65	12
Total future minimum lease payments	242	307
Less: Amount representing interest	34	26
Present value of minimum lease payments	$208	$281

As of December 31, 2019, we had no leases that had not yet commenced.

Vulnerability from Concentrations

As of December 31, 2019, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.  For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(13) million and $(18) million as of December 31, 2019 and 2018, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$536	$3,283	$1,687
Cumulative effect from adoption of new accounting standards	-	634	-
Unrealized holding gains (losses) arising during the year	8,856	(5,995)	2,872
Change in foreign currency exchange rate adjustment	46	(107)	134
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(2,460)	1,748	(703)
Income tax benefit (expense)	(1,370)	923	(745)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(26)	(44)	(40)
Associated amortization of DAC, VOBA, DSI and DFEL	(11)	(19)	(19)
Income tax benefit (expense)	8	13	21
Balance as of end-of-year	$5,637	$536	$3,283
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$29	$39	$22
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	9	-
Gross OTTI recognized in OCI during the year	(14)	-	-
Change in DAC, VOBA, DSI and DFEL	1	-	-
Income tax benefit (expense)	3	-	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	30	(18)	34
Change in DAC, VOBA, DSI and DFEL	(2)	(5)	(7)
Income tax benefit (expense)	(7)	4	(10)
Balance as of end-of-year	$40	$29	$39
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Cumulative effect from adoption of new accounting standard	-	6	-
Unrealized holding gains (losses) arising during the year	181	40	63
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	47	31	31
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(25)	$(22)	$(20)
Cumulative effect from adoption of new accounting standard	-	(5)	-
Adjustment arising during the year	4	3	(4)
Income tax benefit (expense)	(1)	(1)	2
Balance as of end-of-year	$(22)	$(25)	$(22)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(26)	$(44)	$(40)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(11)	(19)	(19)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(37)	(63)	(59)	operations before taxes
Income tax benefit (expense)	8	13	21	Federal income tax expense (benefit)
Reclassification, net of income tax	$(29)	$(50)	$(38)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$4	$7	$5	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(1)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	7	4	operations before taxes
Income tax benefit (expense)	(1)	(1)	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$6	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$3	$4	$4	Net investment income
Foreign currency contracts	35	27	18	Net investment income
Foreign currency contracts	9	-	9	Total realized gain (loss)
Total gross reclassifications	47	31	31
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(3)	(2)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	45	28	29	operations before taxes
Income tax benefit (expense)	(9)	(6)	(10)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$36	$22	$19	Net income (loss)

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Commissions	$2,566	$2,271	$1,998
General and administrative expenses	2,152	1,910	1,715
Expenses associated with reserve financing and unrelated LOCs	52	64	57
DAC and VOBA deferrals and interest, net of amortization	(586)	(436)	(390)
Broker-dealer expenses	372	358	329
Specifically identifiable intangible asset amortization	26	9	4
Taxes, licenses and fees	353	322	254
Acquisition and integration costs related to mergers and acquisitions	130	85	-
Total	$5,065	$4,583	$3,967

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions but elected to contribute zero and $8 million for the years ended December 31, 2019 and 2018, respectively.  We do not expect to be required to make any contributions to these pension plans in 2020.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $6  million, $6 million and $5 million during 2019, 2018 and 2017, respectively.  In 2020, we expect the plans to make benefit payments of approximately $10 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2019	2018	2019	2018

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$109	$107	$9	$8
Projected benefit obligation	115	112	10	10
Funded status	$(6)	$(5)	$(1)	$(2)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(6)	(5)	(1)	(2)
Net amount recognized	$(6)	$(5)	$(1)	$(2)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	3.50%	4.50%	3.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	4.50%	4.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2019, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2019	2018

Fixed maturity securities:
Corporate bonds	$-	$1
U.S. government bonds	83	87
Cash and invested cash	26	19
Other investments	9	8
Total	$118	$115

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense (benefit) for these plans was  $10 million, $(4) million and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $101  million, $90 million and $85 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $22 million, $12 million and $27 million for the years ended December 31, 2019, 2018 and 2017, respectively.  For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2019	2018
Total liabilities (1)	$579	$487
Investments dedicated to fund liabilities (2)	202	170

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Stock options	$8	$5	$9
Performance shares	16	14	12
SARs	-	(1)	2
RSUs	35	30	24
Total	$59	$48	$47

Recognized tax benefit	$12	$10	$16

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, LLANY, LLACB, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2019	2018
U.S. capital and surplus	$8,425	$8,330

	For the Years Ended December 31,
	2019	2018	2017
U.S. net gain (loss) from operations, after-tax	$379	$686	$1,312
U.S. net income (loss)	359	1,013	1,452
U.S. dividends to LNC holding company	600	910	954

Comparison of 2019 to 2018

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, unfavorable reserve strain on certain products, and integration costs incurred as part of the acquisition of Liberty Life.  See Note 3 for information regarding the acquisition.

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, acquisition and integration costs incurred as part of the acquisition of Liberty Life and unfavorable reserve strain on certain products.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2019 and 2018.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2019.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2019.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2019	2018
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$24	$36
Conservative valuation rate on certain annuities	(49)	(55)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,947	1,959
LLC notes and variable value surplus notes	1,648	1,634
Excess of loss reinsurance treaties	419	330

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48 or are compliant under AG48 requirements.

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2019, the Company’s RBC ratio was in excess of four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively.  Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends to LNC of approximately $815 million in 2020 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.    Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$103,773	$103,773	$92,787	$92,787
Trading securities	4,602	4,602	1,869	1,869
Equity securities	103	103	99	99
Mortgage loans on real estate	16,244	16,774	13,190	13,020
Derivative investments (1)	1,911	1,911	1,081	1,081
Other investments	2,554	2,554	1,951	1,951
Cash and invested cash	1,879	1,879	1,848	1,848
Reinsurance related embedded derivatives	-	-	188	188
Other assets:
GLB direct embedded derivatives	450	450	123	123
GLB ceded embedded derivatives	60	60	72	72
Indexed annuity ceded embedded derivatives	927	927	902	902
Separate account assets	153,571	153,571	132,833	132,833

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2,585)	(2,585)	(1,305)	(1,305)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,900)	(1,900)	(542)	(542)
Account values of certain investment contracts	(38,606)	(46,781)	(34,500)	(36,321)
Short-term debt	(609)	(609)	(288)	(288)
Long-term debt	(2,414)	(2,714)	(2,401)	(2,519)
Reinsurance related embedded derivatives	(375)	(375)	-	-
Other liabilities:
Derivative liabilities (1)	(238)	(238)	(226)	(226)
GLB ceded embedded derivatives	(510)	(510)	(196)	(196)
Benefit Plans’ Assets (2)	118	118	115	115

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy.  The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments.  The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting.  The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value.  The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2019 and 2018, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2019 or 2018, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$80,801	$6,978	$87,779
U.S. government bonds	391	7	5	403
State and municipal bonds	-	5,685	-	5,685
Foreign government bonds	-	298	90	388
RMBS	-	2,997	11	3,008
CMBS	-	1,082	1	1,083
ABS	-	4,615	268	4,883
Hybrid and redeemable preferred securities	77	389	78	544
Trading securities	50	3,886	666	4,602
Equity securities	25	48	30	103
Derivative investments (1)	-	1,089	1,735	2,824
Cash and invested cash	-	1,879	-	1,879
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	60	60
Indexed annuity ceded embedded derivatives	-	-	927	927
Separate account assets	644	152,916	-	153,560
Total assets	$1,187	$255,692	$11,299	$268,178

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2,585)	$(2,585)
Reinsurance related embedded derivatives	-	(375)	-	(375)
Other liabilities:
Derivative liabilities (1)	-	(284)	(867)	(1,151)
GLB ceded embedded derivatives	-	-	(510)	(510)
Total liabilities	$-	$(659)	$(3,962)	$(4,621)

Benefit Plans’ Assets	$-	$118	$-	$118

	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,897	$5,652	$79,549
U.S. government bonds	368	18	-	386
State and municipal bonds	-	5,184	-	5,184
Foreign government bonds	-	335	109	444
RMBS	-	3,157	7	3,164
CMBS	-	801	2	803
ABS	-	2,544	134	2,678
Hybrid and redeemable preferred securities	66	438	75	579
Trading securities	43	1,759	67	1,869
Equity securities	16	58	25	99
Derivative investments (1)	-	636	704	1,340
Cash and invested cash	-	1,848	-	1,848
Reinsurance related embedded derivatives	-	188	-	188
Other assets:
GLB direct embedded derivatives	-	-	123	123
GLB ceded embedded derivatives	-	-	72	72
Indexed annuity ceded embedded derivatives	-	-	902	902
Separate account assets	665	132,135	-	132,800
Total assets	$1,158	$222,998	$7,872	$232,028

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,305)	$(1,305)
Other liabilities:
Derivative liabilities (1)	-	(314)	(171)	(485)
GLB ceded embedded derivatives	-	-	(196)	(196)
Total liabilities	$-	$(314)	$(1,672)	$(1,986)

Benefit Plans’ Assets	$-	$115	$-	$115

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable
preferred securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (6)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (6)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
ABS	117	-	-	223	(206)	134
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
ABS	101	-	-	124	(108)	117
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (6)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (6)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)	Issuances, sales, maturities, settlements, calls, net, includes financial instruments acquired in the Liberty Life transaction as follows: corporate bonds of $67 million and ABS of $17 million.
(3)

Transfers into or out of Level 3 for fixed maturity AFS and trading securities are reported at amortized cost as of the beginning-of-year.  For fixed maturity AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)	Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are reported at cost on our Consolidated Balance Sheets.
(5)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-	-	17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
ABS	240	(17)	-	-	-	223
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-	-	-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
ABS	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Derivative investments	$168	$90	$(266)
Embedded derivatives:
Indexed annuity and IUL contracts	(97)	(38)	(14)
Other assets – GLB direct and ceded	1,015	(75)	1,904
Other liabilities – GLB direct and ceded	(1,015)	75	(1,904)
Total, net (1)	$71	$52	$(280)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
ABS	-	(206)	(206)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
ABS	44	(152)	(108)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2019, 2018 and 2017, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  In 2018, transfers into or out of Level 3 also included FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2019:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,996	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	6.4%
Foreign government bonds	52	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.5%
ABS	22	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.4%	-	1.4%
Equity securities	21	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.2%
Other assets:
GLB direct and ceded
embedded derivatives	510	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Indexed annuity ceded
embedded derivatives	927	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(2,585)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(510)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018.  Related results are included within the Group Protection segment.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees;

▪

Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”); and

▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our consolidated results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Operating revenues:
Annuities	$4,240	$4,025	$4,034
Retirement Plan Services	1,186	1,164	1,152
Life Insurance	6,999	6,489	6,128
Group Protection	4,587	3,756	2,200
Other Operations	199	209	263
Excluded realized gain (loss), pre-tax	(1,019)	(285)	(630)
Amortization of deferred gain arising from reserve changes
on business sold through reinsurance, pre-tax	-	-	1
Total revenues	$16,192	$15,358	$13,148

	For the Years Ended December 31,
	2019	2018	2017
Net Income (Loss)
Income (loss) from operations:
Annuities	$987	$1,122	$1,072
Retirement Plan Services	162	160	142
Life Insurance	267	530	522
Group Protection	237	186	103
Other Operations	(148)	(130)	(30)
Excluded realized gain (loss), after-tax	(804)	(225)	(409)
Gain (loss) on early extinguishment of debt, after-tax	-	-	(3)
Net impact from the Tax Cuts and Jobs Act	16	(3)	1,526
Impairment of intangibles, after-tax	-	-	(905)
Acquisition and integration costs related to mergers and acquisitions, after-tax	(103)	(67)	-
Net income (loss)	$614	$1,573	$2,018

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Net Investment Income
Annuities	$1,070	$947	$982
Retirement Plan Services	917	892	893
Life Insurance	2,494	2,546	2,496
Group Protection	306	259	167
Other Operations	175	200	222
Total net investment income	$4,962	$4,844	$4,760

	For the Years Ended December 31,
	2019	2018	2017
Amortization of DAC and VOBA, Net of Interest
Annuities	$427	$347	$402
Retirement Plan Services	25	27	26
Life Insurance	757	701	455
Group Protection	111	92	79
Total amortization of DAC and VOBA, net of interest	$1,320	$1,167	$962

	For the Years Ended December 31,
	2019	2018	2017
Federal Income Tax Expense (Benefit)
Annuities	$148	$187	$198
Retirement Plan Services	21	28	50
Life Insurance	50	116	236
Group Protection	63	50	55
Other Operations	(61)	(48)	(78)
Excluded realized gain (loss)	(215)	(61)	(220)
Gain (loss) on early extinguishment of debt	-	-	(2)
Net impact from the Tax Cuts and Jobs Act	(16)	3	(1,526)
Acquisition and integration costs related to
mergers and acquisitions	(27)	(18)	-
Total federal income tax expense (benefit)	$(37)	$257	$(1,287)

	As of December 31,
	2019	2018
Assets
Annuities	$166,639	$145,462
Retirement Plan Services	40,190	35,742
Life Insurance	93,327	82,153
Group Protection	9,468	8,495
Other Operations	26,392	27,293
Total assets	$336,016	$299,145

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Interest paid	$152	$154	$123
Income taxes paid (received)	245	192	215
Significant non-cash investing and financing transactions:
Reduction of other assets in connection with
the expiration of an affiliate repurchase agreement	(150)	-	-
Acquisition of note receivable from affiliate	392	31	74
Investments received in financing transactions	-	263	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	40	58	109
Carrying value of liability	(40)	(58)	(109)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
2019
Total revenues	$3,764	$3,928	$4,227	$4,273
Total expenses	3,646	3,686	4,526	3,757
Net income (loss)	133	222	(201)	460

2018
Total revenues	$3,404	$3,852	$4,039	$4,063
Total expenses	2,921	3,357	3,619	3,631
Net income (loss)	407	420	378	368

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2019	2018
Assets with affiliates:
Inter-company notes	$1,557	$1,512	Fixed maturity AFS securities
Ceded reinsurance contracts	(115)	(188)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	6	11	Accrued investment income
Ceded reinsurance contracts	2,473	2,574	Reinsurance recoverables
Ceded reinsurance contracts	-	191	Reinsurance related embedded derivatives
Ceded reinsurance contracts	228	235	Other assets
Cash management agreement	1,227	112	Other assets
Service agreement receivable	6	5	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	26	29	Future contract benefits
Assumed reinsurance contracts	390	400	Other contract holder funds
Ceded reinsurance contracts	(38)	(46)	Other contract holder funds
Inter-company short-term debt	609	288	Short-term debt
Inter-company long-term debt	2,414	2,401	Long-term debt
Ceded reinsurance contracts	46	-	Reinsurance related embedded derivatives
Ceded reinsurance contracts	3,757	3,120	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	497	325	Other liabilities
Accrued inter-company interest payable	5	13	Other liabilities
Service agreement payable	22	56	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019		2018	2017
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$
reinsurance contracts		(407)	$(404)	$(393)	Insurance premiums
Fees for management of general account		(133)	(106)	(100)	Net investment income
Net investment income on ceded funds withheld treaties		(139)	(123)	(84)	Net investment income
Net investment income on inter-company notes		53	49	42	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives		(305)	709	(1,055)	Realized gain (loss)
Other gains (losses)		(301)	237	(150)	Realized gain (loss)
Reinsurance related settlements		472	(1,189)	951	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts		(4)	(5)	(5)	Amortization of deferred gain
					on business sold through
					reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts		60	57	67	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance		(254)	(610)	(299)	Benefits
Ceded reinsurance contracts		(19)	(8)	(12)	Commissions and other
					expenses
Service agreement payments		15	3	3	Commissions and other
					expenses
Interest expense on inter-company debt		130	126	120	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2019.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $115 million and $1.2 billion as of December 31, 2019 and 2018, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Flexible Premium Variable Life Account JF-A

A-1

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of assets and liabilities

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
American Century VP International Fund - Class I	$15,327,414	$15,327,414	$15,327,414
American Century VP Value Fund - Class II	10,649,167	10,649,167	10,649,167
American Funds Growth Fund - Class 2	66,066,504	66,066,504	66,066,504
American Funds Growth-Income Fund - Class 2	43,677,634	43,677,634	43,677,634
Delaware VIP® High Yield Series - Standard Class	7,269,349	7,269,349	7,269,349
DWS Small Cap Index VIP Portfolio - Class B	13,111,084	13,111,084	13,111,084
Fidelity® VIP Contrafund® Portfolio - Initial Class	92,135,596	92,135,596	92,135,596
Fidelity® VIP Equity-Income Portfolio - Initial Class	37,904,471	37,904,471	37,904,471
Fidelity® VIP Growth Portfolio - Initial Class	44,198,989	44,198,989	44,198,989
Fidelity® VIP High Income Portfolio - Initial Class	205,713	205,713	205,713
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	24,624,219	24,624,219	24,624,219
Fidelity® VIP Mid Cap Portfolio - Service Class 2	24,693,275	24,693,275	24,693,275
Franklin Small Cap Value VIP Fund - Class 2	17,945,114	17,945,114	17,945,114
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	9,700,632	9,700,632	9,700,632
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	7,932,602	7,932,602	7,932,602
LVIP Delaware Bond Fund - Service Class	17,756,968	17,756,968	17,756,968
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	29,326,818	29,326,818	29,326,818
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	60,890,699	60,890,699	60,890,699
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	5,539,544	5,539,544	5,539,544
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	4,523,701	4,523,701	4,523,701
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	9,361,842	9,361,842	9,361,842
LVIP Government Money Market Fund - Standard Class	18,983,510	18,983,510	18,983,510
LVIP JPMorgan Retirement Income Fund - Service Class	26,775,999	26,775,999	26,775,999
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	9,838,776	9,838,776	9,838,776
LVIP MFS International Growth Fund - Standard Class	36,001,203	36,001,203	36,001,203
LVIP MFS Value Fund - Standard Class	54,041,778	54,041,778	54,041,778
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,181,784	1,181,784	1,181,784
LVIP SSGA S&P 500 Index Fund - Standard Class	144,941,239	144,941,239	144,941,239
LVIP SSGA Small-Cap Index Fund - Standard Class	43,850,098	43,850,098	43,850,098
LVIP T. Rowe Price 2010 Fund - Standard Class	2,910,380	2,910,380	2,910,380
LVIP T. Rowe Price 2020 Fund - Standard Class	1,421,266	1,421,266	1,421,266
LVIP T. Rowe Price 2030 Fund - Standard Class	1,538,595	1,538,595	1,538,595
LVIP T. Rowe Price 2040 Fund - Standard Class	598,839	598,839	598,839
LVIP T. Rowe Price Growth Stock Fund - Standard Class	71,280,066	71,280,066	71,280,066
LVIP Wellington Capital Growth Fund - Standard Class	138,650,383	138,650,383	138,650,383
LVIP Wellington Mid-Cap Value Fund - Standard Class	17,955,957	17,955,957	17,955,957
MFS® VIT Research Series - Initial Class	12,695,097	12,695,097	12,695,097
MFS® VIT Utilities Series - Initial Class	33,936,279	33,936,279	33,936,279
PIMCO VIT Total Return Portfolio - Administrative Class	58,174,264	58,174,264	58,174,264
ProFund® VP Asia 30	6,741,872	6,741,872	6,741,872
ProFund® VP Europe 30	3,192,170	3,192,170	3,192,170
ProFund® VP Financials	2,401,029	2,401,029	2,401,029
ProFund® VP Health Care	5,172,004	5,172,004	5,172,004
ProFund® VP Large-Cap Growth	1,597,139	1,597,139	1,597,139
ProFund® VP Large-Cap Value	1,220,048	1,220,048	1,220,048
ProFund® VP Rising Rates Opportunity	1,177,231	1,177,231	1,177,231
ProFund® VP Small-Cap Growth	2,206,969	2,206,969	2,206,969
ProFund® VP Small-Cap Value	1,083,362	1,083,362	1,083,362
ProFund® VP Technology	9,475,946	9,475,946	9,475,946
ProFund® VP U.S. Government Plus	1,637,382	1,637,382	1,637,382
T. Rowe Price Mid-Cap Growth Portfolio - Class II	4,922,830	4,922,830	4,922,830
Templeton Foreign VIP Fund - Class 1	32,445,186	32,445,186	32,445,186
Templeton Foreign VIP Fund - Class 2	20,054,144	20,054,144	20,054,144
Vanguard® VIF Mid-Cap Index Portfolio	31,355,858	31,355,858	31,355,858
Vanguard® VIF Real Estate Index Portfolio	27,425,181	27,425,181	27,425,181
Vanguard® VIF Small Company Growth Portfolio	22,588,279	22,588,279	22,588,279

See accompanying notes.
A-2

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Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of operations

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
American Century VP International Fund - Class I	$129,189	$(97,212)	$31,977	$212,719	$775,960
American Century VP Value Fund - Class II	195,268	(69,440)	125,828	461,678	588,037
American Funds Growth Fund - Class 2	459,093	(405,714)	53,379	1,157,334	6,539,250
American Funds Growth-Income Fund - Class 2	694,194	(283,656)	410,538	696,314	4,300,409
Delaware VIP® High Yield Series - Standard Class	460,115	(49,150)	410,965	(83,703)	—
DWS Small Cap Index VIP Portfolio - Class B	99,590	(83,119)	16,471	155,577	1,102,775
Fidelity® VIP Contrafund® Portfolio - Initial Class	397,473	(675,397)	(277,924)	1,634,402	9,908,937
Fidelity® VIP Equity-Income Portfolio - Initial Class	719,556	(262,673)	456,883	201,380	2,360,675
Fidelity® VIP Growth Portfolio - Initial Class	108,993	(322,394)	(213,401)	1,884,946	2,568,734
Fidelity® VIP High Income Portfolio - Initial Class	10,811	(2,080)	8,731	(16,269)	—
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	621,491	(155,139)	466,352	40,423	—
Fidelity® VIP Mid Cap Portfolio - Service Class 2	161,946	(167,717)	(5,771)	(115,797)	2,727,325
Franklin Small Cap Value VIP Fund - Class 2	175,850	(114,752)	61,098	(319,271)	2,801,414
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	26,490	(55,937)	(29,447)	(129,627)	959,613
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(53,253)	(53,253)	522,897	650,156
LVIP Delaware Bond Fund - Service Class	479,647	(122,233)	357,414	1,781	158,049
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	423,501	(207,743)	215,758	52,136	1,382,833
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,083,793	(485,487)	598,306	1,257,349	341,896
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	139,842	(41,377)	98,465	28,684	205,023
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	100,466	(27,629)	72,837	28,635	180,697
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	213,569	(61,260)	152,309	318,619	413,116
LVIP Government Money Market Fund - Standard Class	310,490	(121,627)	188,863	(1)	61
LVIP JPMorgan Retirement Income Fund - Service Class	755,831	(200,813)	555,018	(594,359)	—
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	117,259	(70,789)	46,470	417,054	97,931
LVIP MFS International Growth Fund - Standard Class	523,976	(245,059)	278,917	1,180,361	1,417,358
LVIP MFS Value Fund - Standard Class	857,925	(395,720)	462,205	2,564,214	582,657
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	29,244	(7,368)	21,876	10,144	16,536
LVIP SSGA S&P 500 Index Fund - Standard Class	2,273,510	(1,012,611)	1,260,899	6,807,677	5,256,120
LVIP SSGA Small-Cap Index Fund - Standard Class	404,356	(359,286)	45,070	1,403,540	2,029,570
LVIP T. Rowe Price 2010 Fund - Standard Class	82,433	(22,097)	60,336	(50,265)	406,984
LVIP T. Rowe Price 2020 Fund - Standard Class	39,478	(8,588)	30,890	(3,569)	229,179
LVIP T. Rowe Price 2030 Fund - Standard Class	36,311	(9,659)	26,652	(7,310)	204,240
LVIP T. Rowe Price 2040 Fund - Standard Class	12,700	(3,672)	9,028	1,352	74,893
LVIP T. Rowe Price Growth Stock Fund - Standard Class	49,712	(560,677)	(510,965)	3,477,962	3,890,149
LVIP Wellington Capital Growth Fund - Standard Class	—	(1,081,620)	(1,081,620)	6,127,780	10,348,663
LVIP Wellington Mid-Cap Value Fund - Standard Class	167,854	(124,301)	43,553	797,187	1,215,281
MFS® VIT Research Series - Initial Class	94,796	(96,772)	(1,976)	385,047	1,236,937
MFS® VIT Utilities Series - Initial Class	1,305,671	(235,077)	1,070,594	825,381	95,877
PIMCO VIT Total Return Portfolio - Administrative Class	1,776,530	(423,853)	1,352,677	(20,913)	—
ProFund® VP Asia 30	15,680	(46,173)	(30,493)	26,665	—
ProFund® VP Europe 30	85,260	(19,018)	66,242	(4,607)	—
ProFund® VP Financials	11,535	(17,170)	(5,635)	181,433	108,368
ProFund® VP Health Care	—	(35,072)	(35,072)	210,020	609,593
ProFund® VP Large-Cap Growth	—	(11,327)	(11,327)	32,045	337,559
ProFund® VP Large-Cap Value	11,165	(8,998)	2,167	49,566	115,487
ProFund® VP Rising Rates Opportunity	2,091	(9,954)	(7,863)	(142,526)	50,074
ProFund® VP Small-Cap Growth	—	(15,401)	(15,401)	(1,681)	262,904
ProFund® VP Small-Cap Value	—	(7,869)	(7,869)	6,922	—
ProFund® VP Technology	—	(67,224)	(67,224)	1,065,824	214,575
ProFund® VP U.S. Government Plus	13,744	(10,895)	2,849	58,179	—
T. Rowe Price Mid-Cap Growth Portfolio - Class II	—	(34,048)	(34,048)	77,005	357,750
Templeton Foreign VIP Fund - Class 1	600,930	(276,364)	324,566	(159,050)	306,674
Templeton Foreign VIP Fund - Class 2	346,443	(109,411)	237,032	(149,061)	206,789
Vanguard® VIF Mid-Cap Index Portfolio	416,092	(192,036)	224,056	531,277	2,144,858
Vanguard® VIF Real Estate Index Portfolio	743,717	(185,510)	558,207	262,999	1,344,070
Vanguard® VIF Small Company Growth Portfolio	111,691	(148,767)	(37,076)	224,886	2,427,166

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Century VP International Fund - Class I	$—	$988,679	$2,525,111	$3,545,767
American Century VP Value Fund - Class II	—	1,049,715	1,179,620	2,355,163
American Funds Growth Fund - Class 2	1	7,696,585	8,370,659	16,120,623
American Funds Growth-Income Fund - Class 2	—	4,996,723	4,073,518	9,480,779
Delaware VIP® High Yield Series - Standard Class	—	(83,703)	684,112	1,011,374
DWS Small Cap Index VIP Portfolio - Class B	—	1,258,352	1,396,527	2,671,350
Fidelity® VIP Contrafund® Portfolio - Initial Class	1	11,543,340	11,605,929	22,871,345
Fidelity® VIP Equity-Income Portfolio - Initial Class	1	2,562,056	5,410,521	8,429,460
Fidelity® VIP Growth Portfolio - Initial Class	(1)	4,453,679	7,593,480	11,833,758
Fidelity® VIP High Income Portfolio - Initial Class	—	(16,269)	38,119	30,581
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	—	40,423	1,542,095	2,048,870
Fidelity® VIP Mid Cap Portfolio - Service Class 2	(1)	2,611,527	2,155,960	4,761,716
Franklin Small Cap Value VIP Fund - Class 2	1	2,482,144	1,254,529	3,797,771
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	1	829,987	1,847,381	2,647,921
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1	1,173,054	533,525	1,653,326
LVIP Delaware Bond Fund - Service Class	1	159,831	881,906	1,399,151
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	—	1,434,969	5,119,563	6,770,290
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	1,599,245	4,425,607	6,623,158
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	233,707	352,688	684,860
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1	209,333	273,426	555,596
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	731,735	426,578	1,310,622
LVIP Government Money Market Fund - Standard Class	—	60	—	188,923
LVIP JPMorgan Retirement Income Fund - Service Class	—	(594,359)	3,189,257	3,149,916
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	514,985	824,556	1,386,011
LVIP MFS International Growth Fund - Standard Class	—	2,597,719	4,870,471	7,747,107
LVIP MFS Value Fund - Standard Class	1	3,146,872	8,681,694	12,290,771
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	26,680	110,328	158,884
LVIP SSGA S&P 500 Index Fund - Standard Class	(1)	12,063,796	22,080,058	35,404,753
LVIP SSGA Small-Cap Index Fund - Standard Class	1	3,433,111	5,413,974	8,892,155
LVIP T. Rowe Price 2010 Fund - Standard Class	—	356,719	10,341	427,396
LVIP T. Rowe Price 2020 Fund - Standard Class	—	225,610	(36,464)	220,036
LVIP T. Rowe Price 2030 Fund - Standard Class	—	196,930	55,744	279,326
LVIP T. Rowe Price 2040 Fund - Standard Class	—	76,245	27,549	112,822
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	7,368,111	10,437,859	17,295,005
LVIP Wellington Capital Growth Fund - Standard Class	—	16,476,443	26,205,140	41,599,963
LVIP Wellington Mid-Cap Value Fund - Standard Class	—	2,012,468	2,256,345	4,312,366
MFS® VIT Research Series - Initial Class	—	1,621,984	1,674,390	3,294,398
MFS® VIT Utilities Series - Initial Class	1	921,259	5,012,247	7,004,100
PIMCO VIT Total Return Portfolio - Administrative Class	2	(20,911)	2,992,689	4,324,455
ProFund® VP Asia 30	1	26,666	1,433,159	1,429,332
ProFund® VP Europe 30	—	(4,607)	427,504	489,139
ProFund® VP Financials	—	289,801	338,842	623,008
ProFund® VP Health Care	1	819,614	84,189	868,731
ProFund® VP Large-Cap Growth	—	369,604	(843)	357,434
ProFund® VP Large-Cap Value	1	165,054	119,042	286,263
ProFund® VP Rising Rates Opportunity	1	(92,451)	(140,573)	(240,887)
ProFund® VP Small-Cap Growth	1	261,224	113,297	359,120
ProFund® VP Small-Cap Value	—	6,922	219,811	218,864
ProFund® VP Technology	1	1,280,400	2,107,447	3,320,623
ProFund® VP U.S. Government Plus	2	58,181	195,165	256,195
T. Rowe Price Mid-Cap Growth Portfolio - Class II	—	434,755	807,640	1,208,347
Templeton Foreign VIP Fund - Class 1	—	147,624	3,012,145	3,484,335
Templeton Foreign VIP Fund - Class 2	—	57,728	1,919,052	2,213,812
Vanguard® VIF Mid-Cap Index Portfolio	—	2,676,135	4,321,215	7,221,406
Vanguard® VIF Real Estate Index Portfolio	1	1,607,070	4,326,892	6,492,169
Vanguard® VIF Small Company Growth Portfolio	2	2,652,054	2,583,873	5,198,851

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets

Years Ended December 31, 2018 and 2019

	American Century VP International Fund - Class I Subaccount	American Century VP Value Fund - Class II Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	DWS Small Cap Index VIP Portfolio - Class B Subaccount	Fidelity® VIP Contrafund® Portfolio - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$17,213,108	$12,002,919	$61,080,406	$42,435,124	$7,905,548	$13,887,478	$91,813,258
Changes From Operations:
• Net investment income (loss)	100,244	91,421	(150,824)	310,303	407,349	4,896	(74,471)
• Net realized gain (loss) on investments	1,733,872	482,245	8,380,955	4,202,622	(147,169)	1,374,406	10,080,076
• Net change in unrealized appreciation or depreciation on investments	(4,347,522)	(1,647,540)	(8,446,477)	(5,433,978)	(628,339)	(2,861,150)	(15,747,563)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,513,406)	(1,073,874)	(216,346)	(921,053)	(368,159)	(1,481,848)	(5,741,958)
Changes From Unit Transactions:
• Net unit transactions	(1,205,193)	(1,237,997)	(4,561,840)	(2,341,682)	(899,976)	(1,063,123)	(7,836,995)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,205,193)	(1,237,997)	(4,561,840)	(2,341,682)	(899,976)	(1,063,123)	(7,836,995)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,718,599)	(2,311,871)	(4,778,186)	(3,262,735)	(1,268,135)	(2,544,971)	(13,578,953)
NET ASSETS AT DECEMBER 31, 2018	13,494,509	9,691,048	56,302,220	39,172,389	6,637,413	11,342,507	78,234,305
Changes From Operations:
• Net investment income (loss)	31,977	125,828	53,379	410,538	410,965	16,471	(277,924)
• Net realized gain (loss) on investments	988,679	1,049,715	7,696,585	4,996,723	(83,703)	1,258,352	11,543,340
• Net change in unrealized appreciation or depreciation on investments	2,525,111	1,179,620	8,370,659	4,073,518	684,112	1,396,527	11,605,929
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,545,767	2,355,163	16,120,623	9,480,779	1,011,374	2,671,350	22,871,345
Changes From Unit Transactions:
• Net unit transactions	(1,712,862)	(1,397,044)	(6,356,339)	(4,975,534)	(379,438)	(902,773)	(8,970,054)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,712,862)	(1,397,044)	(6,356,339)	(4,975,534)	(379,438)	(902,773)	(8,970,054)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,832,905	958,119	9,764,284	4,505,245	631,936	1,768,577	13,901,291
NET ASSETS AT DECEMBER 31, 2019	$15,327,414	$10,649,167	$66,066,504	$43,677,634	$7,269,349	$13,111,084	$92,135,596

See accompanying notes.

	Fidelity® VIP Equity-Income Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Fidelity® VIP High Income Portfolio - Initial Class Subaccount	Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2 Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Subaccount	Franklin Small Cap Value VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$38,395,874	$40,346,258	$276,597	$25,443,729	$27,719,015	$19,394,731
Changes From Operations:
• Net investment income (loss)	553,013	(222,661)	11,557	407,493	(80,978)	37,102
• Net realized gain (loss) on investments	1,998,286	7,551,180	(12,540)	39,548	2,795,530	2,865,336
• Net change in unrealized appreciation or depreciation on investments	(5,780,502)	(7,428,215)	(9,255)	(815,794)	(6,684,300)	(5,304,132)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,229,203)	(99,696)	(10,238)	(368,753)	(3,969,748)	(2,401,694)
Changes From Unit Transactions:
• Net unit transactions	(2,649,650)	(2,671,581)	(36,109)	(901,061)	(1,862,758)	(1,514,494)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,649,650)	(2,671,581)	(36,109)	(901,061)	(1,862,758)	(1,514,494)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,878,853)	(2,771,277)	(46,347)	(1,269,814)	(5,832,506)	(3,916,188)
NET ASSETS AT DECEMBER 31, 2018	32,517,021	37,574,981	230,250	24,173,915	21,886,509	15,478,543
Changes From Operations:
• Net investment income (loss)	456,883	(213,401)	8,731	466,352	(5,771)	61,098
• Net realized gain (loss) on investments	2,562,056	4,453,679	(16,269)	40,423	2,611,527	2,482,144
• Net change in unrealized appreciation or depreciation on investments	5,410,521	7,593,480	38,119	1,542,095	2,155,960	1,254,529
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,429,460	11,833,758	30,581	2,048,870	4,761,716	3,797,771
Changes From Unit Transactions:
• Net unit transactions	(3,042,010)	(5,209,750)	(55,118)	(1,598,566)	(1,954,950)	(1,331,200)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,042,010)	(5,209,750)	(55,118)	(1,598,566)	(1,954,950)	(1,331,200)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,387,450	6,624,008	(24,537)	450,304	2,806,766	2,466,571
NET ASSETS AT DECEMBER 31, 2019	$37,904,471	$44,198,989	$205,713	$24,624,219	$24,693,275	$17,945,114

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Goldman Sachs VIT Strategic Growth Fund - Institutional Shares Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$8,761,600	$8,257,034	$17,552,435	$27,361,393	$69,043,618	$4,864,558	$5,036,370
Changes From Operations:
• Net investment income (loss)	(18,491)	(56,036)	380,928	113,215	348,924	93,076	63,415
• Net realized gain (loss) on investments	4,732,143	470,719	(75,485)	684,957	2,045,214	104,434	227,571
• Net change in unrealized appreciation or depreciation on investments	(4,788,126)	(352,877)	(635,097)	(2,923,782)	(8,768,903)	(466,965)	(555,666)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(74,474)	61,806	(329,654)	(2,125,610)	(6,374,765)	(269,455)	(264,680)
Changes From Unit Transactions:
• Net unit transactions	(849,022)	(1,193,465)	112,499	(1,183,131)	(5,061,429)	294,565	(1,154,465)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(849,022)	(1,193,465)	112,499	(1,183,131)	(5,061,429)	294,565	(1,154,465)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(923,496)	(1,131,659)	(217,155)	(3,308,741)	(11,436,194)	25,110	(1,419,145)
NET ASSETS AT DECEMBER 31, 2018	7,838,104	7,125,375	17,335,280	24,052,652	57,607,424	4,889,668	3,617,225
Changes From Operations:
• Net investment income (loss)	(29,447)	(53,253)	357,414	215,758	598,306	98,465	72,837
• Net realized gain (loss) on investments	829,987	1,173,054	159,831	1,434,969	1,599,245	233,707	209,333
• Net change in unrealized appreciation or depreciation on investments	1,847,381	533,525	881,906	5,119,563	4,425,607	352,688	273,426
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,647,921	1,653,326	1,399,151	6,770,290	6,623,158	684,860	555,596
Changes From Unit Transactions:
• Net unit transactions	(785,393)	(846,099)	(977,463)	(1,496,124)	(3,339,883)	(34,984)	350,880
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(785,393)	(846,099)	(977,463)	(1,496,124)	(3,339,883)	(34,984)	350,880
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,862,528	807,227	421,688	5,274,166	3,283,275	649,876	906,476
NET ASSETS AT DECEMBER 31, 2019	$9,700,632	$7,932,602	$17,756,968	$29,326,818	$60,890,699	$5,539,544	$4,523,701

See accompanying notes.

	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$13,155,965	$20,624,040	$29,834,463	$11,493,099	$35,616,842	$52,637,747
Changes From Operations:
• Net investment income (loss)	184,092	119,684	469,014	67,800	170,175	452,563
• Net realized gain (loss) on investments	438,463	3	3,147,058	357,721	1,934,712	3,743,687
• Net change in unrealized appreciation or depreciation on investments	(1,272,132)	—	(5,166,759)	(1,766,465)	(4,969,641)	(9,500,105)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(649,577)	119,687	(1,550,687)	(1,340,944)	(2,864,754)	(5,303,855)
Changes From Unit Transactions:
• Net unit transactions	(2,570,302)	(3,621,738)	(2,983,474)	(740,255)	(3,080,265)	(3,229,136)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,570,302)	(3,621,738)	(2,983,474)	(740,255)	(3,080,265)	(3,229,136)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,219,879)	(3,502,051)	(4,534,161)	(2,081,199)	(5,945,019)	(8,532,991)
NET ASSETS AT DECEMBER 31, 2018	9,936,086	17,121,989	25,300,302	9,411,900	29,671,823	44,104,756
Changes From Operations:
• Net investment income (loss)	152,309	188,863	555,018	46,470	278,917	462,205
• Net realized gain (loss) on investments	731,735	60	(594,359)	514,985	2,597,719	3,146,872
• Net change in unrealized appreciation or depreciation on investments	426,578	—	3,189,257	824,556	4,870,471	8,681,694
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,310,622	188,923	3,149,916	1,386,011	7,747,107	12,290,771
Changes From Unit Transactions:
• Net unit transactions	(1,884,866)	1,672,598	(1,674,219)	(959,135)	(1,417,727)	(2,353,749)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,884,866)	1,672,598	(1,674,219)	(959,135)	(1,417,727)	(2,353,749)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(574,244)	1,861,521	1,475,697	426,876	6,329,380	9,937,022
NET ASSETS AT DECEMBER 31, 2019	$9,361,842	$18,983,510	$26,775,999	$9,838,776	$36,001,203	$54,041,778

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,325,499	$141,023,349	$47,452,910	$3,387,365	$1,601,862	$1,648,400	$630,818
Changes From Operations:
• Net investment income (loss)	25,528	1,451,448	36,376	43,058	14,380	14,006	5,330
• Net realized gain (loss) on investments	28,554	10,595,301	3,909,643	201,378	87,073	30,405	27,004
• Net change in unrealized appreciation or depreciation on investments	(159,814)	(18,642,634)	(8,987,194)	(406,978)	(188,130)	(173,650)	(67,893)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(105,732)	(6,595,885)	(5,041,175)	(162,542)	(86,677)	(129,239)	(35,559)
Changes From Unit Transactions:
• Net unit transactions	(133,917)	(12,674,891)	(4,390,530)	(159,954)	(296,391)	(230,847)	(116,491)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(133,917)	(12,674,891)	(4,390,530)	(159,954)	(296,391)	(230,847)	(116,491)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(239,649)	(19,270,776)	(9,431,705)	(322,496)	(383,068)	(360,086)	(152,050)
NET ASSETS AT DECEMBER 31, 2018	1,085,850	121,752,573	38,021,205	3,064,869	1,218,794	1,288,314	478,768
Changes From Operations:
• Net investment income (loss)	21,876	1,260,899	45,070	60,336	30,890	26,652	9,028
• Net realized gain (loss) on investments	26,680	12,063,796	3,433,111	356,719	225,610	196,930	76,245
• Net change in unrealized appreciation or depreciation on investments	110,328	22,080,058	5,413,974	10,341	(36,464)	55,744	27,549
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	158,884	35,404,753	8,892,155	427,396	220,036	279,326	112,822
Changes From Unit Transactions:
• Net unit transactions	(62,950)	(12,216,087)	(3,063,262)	(581,885)	(17,564)	(29,045)	7,249
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(62,950)	(12,216,087)	(3,063,262)	(581,885)	(17,564)	(29,045)	7,249
TOTAL INCREASE (DECREASE) IN NET ASSETS	95,934	23,188,666	5,828,893	(154,489)	202,472	250,281	120,071
NET ASSETS AT DECEMBER 31, 2019	$1,181,784	$144,941,239	$43,850,098	$2,910,380	$1,421,266	$1,538,595	$598,839

See accompanying notes.

	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount	MFS® VIT Research Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	PIMCO VIT Total Return Portfolio - Administrative Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$66,360,130	$115,906,602	$20,471,377	$12,308,232	$33,234,889	$65,342,212
Changes From Operations:
• Net investment income (loss)	(448,039)	(1,034,592)	(21,007)	(13,087)	121,038	1,131,023
• Net realized gain (loss) on investments	9,249,678	13,513,384	1,947,129	1,763,669	706,908	478,675
• Net change in unrealized appreciation or depreciation on investments	(9,516,153)	(10,974,609)	(4,605,693)	(2,296,838)	(673,392)	(2,474,597)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(714,514)	1,504,183	(2,679,571)	(546,256)	154,554	(864,899)
Changes From Unit Transactions:
• Net unit transactions	(6,031,883)	(10,649,832)	(2,784,482)	(956,554)	(3,239,760)	(5,435,888)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,031,883)	(10,649,832)	(2,784,482)	(956,554)	(3,239,760)	(5,435,888)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,746,397)	(9,145,649)	(5,464,053)	(1,502,810)	(3,085,206)	(6,300,787)
NET ASSETS AT DECEMBER 31, 2018	59,613,733	106,760,953	15,007,324	10,805,422	30,149,683	59,041,425
Changes From Operations:
• Net investment income (loss)	(510,965)	(1,081,620)	43,553	(1,976)	1,070,594	1,352,677
• Net realized gain (loss) on investments	7,368,111	16,476,443	2,012,468	1,621,984	921,259	(20,911)
• Net change in unrealized appreciation or depreciation on investments	10,437,859	26,205,140	2,256,345	1,674,390	5,012,247	2,992,689
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,295,005	41,599,963	4,312,366	3,294,398	7,004,100	4,324,455
Changes From Unit Transactions:
• Net unit transactions	(5,628,672)	(9,710,533)	(1,363,733)	(1,404,723)	(3,217,504)	(5,191,616)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,628,672)	(9,710,533)	(1,363,733)	(1,404,723)	(3,217,504)	(5,191,616)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,666,333	31,889,430	2,948,633	1,889,675	3,786,596	(867,161)
NET ASSETS AT DECEMBER 31, 2019	$71,280,066	$138,650,383	$17,955,957	$12,695,097	$33,936,279	$58,174,264

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	ProFund® VP Asia 30 Subaccount	ProFund® VP Europe 30 Subaccount	ProFund® VP Financials Subaccount	ProFund® VP Health Care Subaccount	ProFund® VP Large-Cap Growth Subaccount	ProFund® VP Large-Cap Value Subaccount	ProFund® VP Rising Rates Opportunity Subaccount
NET ASSETS AT JANUARY 1, 2018	$7,655,940	$3,630,114	$2,702,674	$6,644,967	$1,956,056	$1,353,773	$1,510,627
Changes From Operations:
• Net investment income (loss)	(18,006)	65,372	(9,022)	(41,849)	(14,325)	1,010	(12,589)
• Net realized gain (loss) on investments	135,418	31,880	152,870	913,120	206,057	65,222	(72,438)
• Net change in unrealized appreciation or depreciation on investments	(1,483,923)	(605,129)	(418,225)	(627,604)	(235,624)	(201,704)	117,490
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,366,511)	(507,877)	(274,377)	243,667	(43,892)	(135,472)	32,463
Changes From Unit Transactions:
• Net unit transactions	(438,545)	(224,833)	(121,407)	(1,748,826)	(600,837)	(150,131)	317,298
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(438,545)	(224,833)	(121,407)	(1,748,826)	(600,837)	(150,131)	317,298
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,805,056)	(732,710)	(395,784)	(1,505,159)	(644,729)	(285,603)	349,761
NET ASSETS AT DECEMBER 31, 2018	5,850,884	2,897,404	2,306,890	5,139,808	1,311,327	1,068,170	1,860,388
Changes From Operations:
• Net investment income (loss)	(30,493)	66,242	(5,635)	(35,072)	(11,327)	2,167	(7,863)
• Net realized gain (loss) on investments	26,666	(4,607)	289,801	819,614	369,604	165,054	(92,451)
• Net change in unrealized appreciation or depreciation on investments	1,433,159	427,504	338,842	84,189	(843)	119,042	(140,573)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,429,332	489,139	623,008	868,731	357,434	286,263	(240,887)
Changes From Unit Transactions:
• Net unit transactions	(538,344)	(194,373)	(528,869)	(836,535)	(71,622)	(134,385)	(442,270)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(538,344)	(194,373)	(528,869)	(836,535)	(71,622)	(134,385)	(442,270)
TOTAL INCREASE (DECREASE) IN NET ASSETS	890,988	294,766	94,139	32,196	285,812	151,878	(683,157)
NET ASSETS AT DECEMBER 31, 2019	$6,741,872	$3,192,170	$2,401,029	$5,172,004	$1,597,139	$1,220,048	$1,177,231
See accompanying notes.

	ProFund® VP Small-Cap Growth Subaccount	ProFund® VP Small-Cap Value Subaccount	ProFund® VP Technology Subaccount	ProFund® VP U.S. Government Plus Subaccount	T. Rowe Price Mid-Cap Growth Portfolio - Class II Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2018	$2,230,636	$1,370,281	$8,990,817	$2,094,472	$4,977,891	$36,880,661
Changes From Operations:
• Net investment income (loss)	(17,748)	(10,413)	(67,029)	4,408	(36,106)	686,925
• Net realized gain (loss) on investments	254,723	167,331	1,152,281	(40,983)	765,284	3,034
• Net change in unrealized appreciation or depreciation on investments	(423,438)	(379,465)	(1,273,583)	(107,197)	(832,203)	(6,404,956)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(186,463)	(222,547)	(188,331)	(143,772)	(103,025)	(5,714,997)
Changes From Unit Transactions:
• Net unit transactions	86,421	(24,406)	(751,187)	(412,226)	(665,605)	(1,680,074)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	86,421	(24,406)	(751,187)	(412,226)	(665,605)	(1,680,074)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(100,042)	(246,953)	(939,518)	(555,998)	(768,630)	(7,395,071)
NET ASSETS AT DECEMBER 31, 2018	2,130,594	1,123,328	8,051,299	1,538,474	4,209,261	29,485,590
Changes From Operations:
• Net investment income (loss)	(15,401)	(7,869)	(67,224)	2,849	(34,048)	324,566
• Net realized gain (loss) on investments	261,224	6,922	1,280,400	58,181	434,755	147,624
• Net change in unrealized appreciation or depreciation on investments	113,297	219,811	2,107,447	195,165	807,640	3,012,145
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	359,120	218,864	3,320,623	256,195	1,208,347	3,484,335
Changes From Unit Transactions:
• Net unit transactions	(282,745)	(258,830)	(1,895,976)	(157,287)	(494,778)	(524,739)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(282,745)	(258,830)	(1,895,976)	(157,287)	(494,778)	(524,739)
TOTAL INCREASE (DECREASE) IN NET ASSETS	76,375	(39,966)	1,424,647	98,908	713,569	2,959,596
NET ASSETS AT DECEMBER 31, 2019	$2,206,969	$1,083,362	$9,475,946	$1,637,382	$4,922,830	$32,445,186

Lincoln Life Flexible Premium Variable Life Account JF-A

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Templeton Foreign VIP Fund - Class 2 Subaccount	Vanguard® VIF Mid-Cap Index Portfolio Subaccount	Vanguard® VIF Real Estate Index Portfolio Subaccount	Vanguard® VIF Small Company Growth Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2018	$23,065,314	$29,563,571	$27,939,734	$22,678,853
Changes From Operations:
• Net investment income (loss)	463,580	152,949	635,871	(64,856)
• Net realized gain (loss) on investments	99,572	2,389,780	858,877	3,201,698
• Net change in unrealized appreciation or depreciation on investments	(4,216,241)	(5,173,258)	(3,071,740)	(4,754,912)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,653,089)	(2,630,529)	(1,576,992)	(1,618,070)
Changes From Unit Transactions:
• Net unit transactions	(267,765)	(2,613,131)	(2,513,912)	(1,418,529)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(267,765)	(2,613,131)	(2,513,912)	(1,418,529)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,920,854)	(5,243,660)	(4,090,904)	(3,036,599)
NET ASSETS AT DECEMBER 31, 2018	19,144,460	24,319,911	23,848,830	19,642,254
Changes From Operations:
• Net investment income (loss)	237,032	224,056	558,207	(37,076)
• Net realized gain (loss) on investments	57,728	2,676,135	1,607,070	2,652,054
• Net change in unrealized appreciation or depreciation on investments	1,919,052	4,321,215	4,326,892	2,583,873
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,213,812	7,221,406	6,492,169	5,198,851
Changes From Unit Transactions:
• Net unit transactions	(1,304,128)	(185,459)	(2,915,818)	(2,252,826)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,304,128)	(185,459)	(2,915,818)	(2,252,826)
TOTAL INCREASE (DECREASE) IN NET ASSETS	909,684	7,035,947	3,576,351	2,946,025
NET ASSETS AT DECEMBER 31, 2019	$20,054,144	$31,355,858	$27,425,181	$22,588,279

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account Jf-A

Notes to financial statements

December 31, 2019

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account JF-A, formerly JPF Separate Account A (the Variable Account), is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of the operations of the Company. The Variable Account consists of seven products as follows:

• Lincoln Ensemble I VUL • Lincoln Ensemble II VUL • Lincoln Ensemble III VUL • Lincoln Ensemble Exec VUL	• Lincoln Ensemble Accumulator VUL • Lincoln Ensemble Protector VUL • Lincoln Ensemble Exec VUL 2006

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty-six mutual funds (the Funds) of thirteen open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Century Variable Portfolios, Inc.:

American Century VP International Fund - Class I

American Century VP Value Fund - Class II

American Funds Insurance Series®:

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

Delaware VIP® Trust:

Delaware VIP® High Yield Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Small Cap Index VIP Portfolio - Class B

Fidelity® Variable Insurance Products:

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP High Income Portfolio - Initial Class

Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Small Cap Value VIP Fund - Class 2

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Strategic Growth Fund - Institutional Shares

Lincoln Variable Insurance Products Trust*:

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Service Class

LVIP Dimensional U.S. Core Equity 1 Fund -
Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund -
Standard Class

LVIP JPMorgan Retirement Income Fund -
Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Growth Fund -
Standard Class

LVIP MFS Value Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund -
Standard Class

LVIP Wellington Capital Growth Fund -
Standard Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

MFS® Variable Insurance Trust:

MFS® VIT Research Series - Initial Class

MFS® VIT Utilities Series - Initial Class

Lincoln Life Flexible Premium Variable Life
Account JF-A

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

PIMCO Variable Insurance Trust:

PIMCO VIT Total Return Portfolio - Administrative Class

ProFunds:

ProFund® VP Asia 30

ProFund® VP Europe 30

ProFund® VP Financials

ProFund® VP Health Care

ProFund® VP Large-Cap Growth

ProFund® VP Large-Cap Value

ProFund® VP Rising Rates Opportunity

ProFund® VP Small-Cap Growth

ProFund® VP Small-Cap Value

ProFund® VP Technology

ProFund® VP U.S. Government Plus

T. Rowe Price Equity Series, Inc.:

T. Rowe Price Mid-Cap Growth Portfolio - Class II

Vanguard Variable Insurance Funds:

Vanguard® VIF Mid-Cap Index Portfolio

Vanguard® VIF Real Estate Index Portfolio

Vanguard® VIF Small Company Growth Portfolio

*  Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2019. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2018, the following fund changed its name:

Previous Fund Name	New Fund Name
LVIP Managed Risk Profile 2010 Fund - Standard Class	LVIP T. Rowe Price 2010 Fund - Standard Class
LVIP Managed Risk Profile 2020 Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP Managed Risk Profile 2030 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP Managed Risk Profile 2040 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class
Vanguard Variable Insurance Fund REIT Index Portfolio	Vanguard® VIF Real Estate Index Portfolio

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2018, the following fund family changed its name:

Previous Fund Family Name	New Fund Family Name
Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the seven policy types within the Variable Account:

•  Lincoln Ensemble I VUL- annual rate of .60%.

•  Lincoln Ensemble II VUL - annual rate of .90%.

•  Lincoln Ensemble III VUL - annual rate of .60% for policy years one through twenty-five and .10% thereafter.

•  Lincoln Ensemble Exec VUL - annual rate of .60% for policy years one through twenty-five and .40% thereafter.

•  Lincoln Ensemble Accumulator VUL - annual rate of .60% for policy years one through ten, .48% for policy years eleven through twenty-five and .36% thereafter.

•  Lincoln Ensemble Protector VUL - annual rate of .60% for policy years one through fifteen and .10% thereafter.

•  Lincoln Ensemble Exec VUL 2006 - annual rate of .50% for policy years one through twenty-five and .10% thereafter.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads retained by the Company for the years ended December 31, 2019 and 2018, amounted to $1,468,626 and $1,616,223, respectively.

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. No administrative fees were assessed by the Company for the years ended December 31, 2019 and 2018.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2019 and 2018, amounted to $59,847,293 and $61,433,245, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. For the year ended December 31, 2019, transfer fees amounted to $25. There were no transfer fees retained by the Company in 2018.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. The full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2019 and 2018, amounted to $93,803 and $213,176, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2019, follows:

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
American Century VP International Fund - Class I
	2019	0.10%	0.90%	$14.71	$38.00	863,218	$15,327,414	27.27%	27.81%	0.88%
	2018	0.48%	0.90%	11.51	29.74	957,703	13,494,509	-15.98%	-15.63%	1.28%
	2017	0.48%	0.90%	13.64	35.25	993,728	17,213,108	30.03%	30.58%	0.87%
	2016	0.48%	0.90%	13.81	27.00	988,333	13,926,024	-6.35%	-5.97%	0.95%
	2015	0.50%	0.90%	14.74	28.71	1,042,560	16,745,660	-0.14%	0.26%	0.36%
American Century VP Value Fund - Class II
	2019	0.10%	0.90%	15.44	50.73	408,668	10,649,167	25.78%	26.31%	1.94%
	2018	0.48%	0.90%	12.23	40.17	456,999	9,691,048	-10.09%	-9.71%	1.50%
	2017	0.48%	0.90%	13.54	44.50	503,605	12,002,919	7.60%	8.06%	1.48%
	2016	0.48%	0.90%	23.24	41.19	548,928	12,622,432	19.20%	19.68%	1.48%
	2015	0.50%	0.90%	19.43	34.41	502,985	10,770,260	-4.88%	-4.50%	1.93%
American Funds Growth Fund - Class 2
	2019	0.10%	0.90%	19.68	68.11	1,984,571	66,066,504	29.60%	30.15%	0.74%
	2018	0.48%	0.90%	15.12	52.34	2,155,714	56,302,220	-1.14%	-0.72%	0.43%
	2017	0.48%	0.90%	15.23	52.74	2,184,953	61,080,406	27.14%	27.68%	0.50%
	2016	0.48%	0.90%	24.97	41.31	2,180,305	50,624,072	8.51%	8.94%	0.70%
	2015	0.50%	0.90%	22.95	37.92	1,928,942	51,551,476	5.90%	6.33%	0.60%
American Funds Growth-Income Fund - Class 2
	2019	0.10%	0.90%	17.65	59.16	1,548,254	43,677,634	25.01%	25.53%	1.63%
	2018	0.48%	0.90%	14.06	47.14	1,710,435	39,172,389	-2.67%	-2.26%	1.39%
	2017	0.48%	0.90%	14.39	48.24	1,708,888	42,435,124	21.29%	21.80%	1.39%
	2016	0.48%	0.90%	22.21	39.61	1,739,471	36,933,964	10.52%	10.96%	1.37%
	2015	0.50%	0.90%	20.03	35.70	1,510,930	35,073,485	0.55%	0.95%	1.29%
Delaware VIP® High Yield Series - Standard Class
	2019	0.48%	0.90%	13.39	19.96	417,054	7,269,349	15.39%	15.87%	6.50%
	2018	0.48%	0.90%	11.56	17.23	438,787	6,637,413	-5.33%	-4.93%	6.27%
	2017	0.48%	0.90%	12.16	18.13	487,005	7,905,548	6.52%	6.97%	6.59%
	2016	0.48%	0.90%	16.30	16.95	555,053	8,421,047	12.15%	12.60%	6.22%
	2015	0.50%	0.90%	14.54	15.05	505,809	7,470,396	-7.43%	-7.06%	6.52%
DWS Small Cap Index VIP Portfolio - Class B
	2019	0.10%	0.90%	16.41	51.30	509,079	13,111,084	23.75%	24.27%	0.79%
	2018	0.48%	0.90%	13.20	41.29	539,674	11,342,507	-12.22%	-11.85%	0.70%
	2017	0.48%	0.90%	14.98	46.85	567,209	13,887,478	13.01%	13.49%	0.70%
	2016	0.48%	0.90%	24.37	41.29	604,446	13,553,154	19.63%	20.10%	0.76%
	2015	0.50%	0.90%	20.31	34.38	556,259	12,097,576	-5.71%	-5.33%	0.78%
Fidelity® VIP Contrafund® Portfolio - Initial Class
	2019	0.10%	0.90%	17.22	76.64	1,982,624	92,135,596	30.40%	30.95%	0.46%
	2018	0.48%	0.90%	13.15	58.78	2,163,514	78,234,305	-7.22%	-6.82%	0.69%
	2017	0.48%	0.90%	14.12	63.35	2,321,568	91,813,258	20.78%	21.29%	0.99%
	2016	0.48%	0.90%	26.12	52.45	2,450,539	83,160,372	7.04%	7.47%	0.74%
	2015	0.50%	0.90%	24.33	49.00	2,341,313	84,924,706	-0.23%	0.17%	0.99%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2019	0.10%	0.90%	15.98	47.45	1,303,971	37,904,471	26.30%	26.83%	1.99%
	2018	0.48%	0.90%	12.60	37.42	1,405,831	32,517,021	-9.11%	-8.73%	2.23%
	2017	0.48%	0.90%	13.80	41.00	1,485,551	38,395,874	11.88%	12.35%	1.69%
	2016	0.48%	0.90%	20.97	36.50	1,588,821	37,262,513	16.96%	17.43%	2.13%
	2015	0.50%	0.90%	17.87	31.08	1,645,530	34,346,892	-4.83%	-4.44%	3.08%
Fidelity® VIP Growth Portfolio - Initial Class
	2019	0.10%	0.90%	19.70	74.88	1,258,746	44,198,989	33.11%	33.67%	0.26%
	2018	0.48%	0.90%	14.73	56.03	1,426,625	37,574,981	-1.06%	-0.65%	0.24%
	2017	0.48%	0.90%	14.83	56.40	1,513,454	40,346,258	33.92%	34.49%	0.22%
	2016	0.48%	0.90%	14.90	41.95	1,648,977	33,115,855	-0.10%	0.30%	0.03%
	2015	0.50%	0.90%	14.87	41.82	1,826,469	37,869,918	6.21%	6.64%	0.25%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
Fidelity® VIP High Income Portfolio - Initial Class
	2019	0.90%	0.90%	$25.41	$25.41	8,095	$205,713	14.07%	14.07%	4.68%
	2018	0.90%	0.90%	22.28	22.28	10,336	230,250	-4.15%	-4.15%	5.37%
	2017	0.90%	0.90%	23.24	23.24	11,901	276,597	5.98%	5.98%	5.07%
	2016	0.90%	0.90%	21.93	21.93	15,957	349,955	13.58%	13.58%	4.81%
	2015	0.90%	0.90%	19.31	19.31	17,728	342,313	-4.49%	-4.49%	6.25%
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2
	2019	0.10%	0.90%	11.45	33.51	1,618,846	24,624,219	8.42%	8.88%	2.53%
	2018	0.48%	0.90%	10.52	30.78	1,715,763	24,173,915	-1.68%	-1.26%	2.28%
	2017	0.48%	0.90%	10.65	31.18	1,744,912	25,443,729	3.06%	3.49%	2.21%
	2016	0.48%	0.90%	14.97	30.14	1,769,393	25,896,276	3.54%	3.96%	2.03%
	2015	0.50%	0.90%	14.45	28.99	1,601,722	24,493,815	-1.74%	-1.34%	2.37%
Fidelity® VIP Mid Cap Portfolio - Service Class 2
	2019	0.10%	0.90%	14.99	53.41	792,937	24,693,275	22.07%	22.58%	0.67%
	2018	0.48%	0.90%	12.23	43.58	836,559	21,886,509	-15.54%	-15.18%	0.40%
	2017	0.48%	0.90%	14.42	51.39	871,073	27,719,015	19.46%	19.96%	0.49%
	2016	0.48%	0.90%	30.00	42.85	891,546	25,326,252	10.92%	11.36%	0.28%
	2015	0.50%	0.90%	26.96	38.48	762,533	25,770,103	-2.51%	-2.12%	0.25%
Franklin Small Cap Value VIP Fund - Class 2
	2019	0.10%	0.90%	16.11	51.81	628,952	17,945,114	25.22%	25.74%	1.05%
	2018	0.48%	0.90%	12.82	41.21	667,634	15,478,543	-13.66%	-13.29%	0.90%
	2017	0.48%	0.90%	14.78	47.54	687,411	19,394,731	9.66%	10.12%	0.51%
	2016	0.48%	0.90%	27.52	43.18	717,406	20,265,510	29.02%	29.54%	0.75%
	2015	0.50%	0.90%	21.27	33.33	612,911	15,940,484	-8.22%	-7.85%	0.63%
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares
	2019	0.10%	0.90%	19.05	71.62	408,728	9,700,632	34.31%	34.88%	0.29%
	2018	0.48%	0.90%	14.12	53.11	443,018	7,838,104	-1.92%	-1.51%	0.43%
	2017	0.48%	0.90%	14.34	53.93	449,510	8,761,600	29.49%	30.03%	0.52%
	2016	0.48%	0.90%	16.16	41.48	470,006	7,416,128	1.07%	1.47%	0.57%
	2015	0.50%	0.90%	15.98	40.88	445,052	8,183,952	2.47%	2.88%	0.35%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2019	0.10%	0.90%	16.85	42.77	380,654	7,932,602	23.80%	24.32%	0.00%
	2018	0.48%	0.90%	13.56	34.41	421,295	7,125,375	-0.54%	-0.12%	0.00%
	2017	0.48%	0.90%	13.57	34.46	481,159	8,257,034	24.44%	24.96%	0.00%
	2016	0.48%	0.90%	13.60	27.58	504,393	7,091,603	1.34%	1.75%	0.00%
	2015	0.50%	0.90%	13.42	27.11	604,443	8,571,497	-5.06%	-4.68%	0.00%
LVIP Delaware Bond Fund - Service Class
	2019	0.10%	0.90%	11.06	36.33	885,388	17,756,968	7.85%	8.30%	2.67%
	2018	0.48%	0.90%	10.21	33.55	926,300	17,335,280	-2.06%	-1.65%	2.86%
	2017	0.48%	0.90%	10.38	34.12	917,266	17,552,435	3.07%	3.51%	2.46%
	2016	0.48%	0.90%	17.44	32.97	908,772	17,377,882	1.45%	1.86%	2.23%
	2015	0.50%	0.90%	17.14	32.37	898,728	17,928,378	-0.86%	-0.46%	2.03%
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
	2019	0.10%	0.90%	17.05	55.48	1,097,527	29,326,818	28.49%	29.03%	1.55%
	2018	0.48%	0.90%	13.22	43.00	1,160,245	24,052,652	-8.43%	-8.05%	1.18%
	2017	0.48%	0.90%	14.37	46.77	1,200,410	27,361,393	19.38%	19.88%	1.09%
	2016	0.48%	0.90%	12.91	39.03	1,284,937	24,626,654	12.99%	13.44%	1.12%
	2015	0.50%	0.90%	11.40	34.40	1,407,956	23,992,319	-3.22%	-2.83%	1.24%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2019	0.10%	0.90%	13.37	116.88	1,176,217	60,890,699	11.78%	12.25%	1.84%
	2018	0.48%	0.90%	11.91	104.25	1,212,337	57,607,424	-9.96%	-9.58%	1.36%
	2017	0.48%	0.90%	13.17	115.43	1,282,860	69,043,618	20.32%	20.82%	1.35%
	2016	0.48%	0.90%	17.58	95.65	1,381,856	63,189,079	1.50%	1.91%	1.41%
	2015	0.50%	0.90%	17.26	93.95	1,360,825	67,128,256	-8.85%	-8.48%	1.33%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2019	0.10%	0.90%	12.75	17.39	346,810	5,539,544	13.98%	14.46%	2.66%
	2018	0.48%	0.90%	11.14	15.20	347,454	4,889,668	-5.31%	-4.91%	2.58%
	2017	0.48%	0.90%	11.72	15.98	331,074	4,864,558	9.51%	9.97%	2.50%
	2016	0.48%	0.90%	14.05	14.54	293,491	3,968,115	4.08%	4.50%	2.04%
	2015	0.50%	0.90%	13.50	13.91	298,499	4,067,524	-2.87%	-2.48%	2.15%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2019	0.48%	0.90%	$13.30	$15.00	315,574	$4,523,701	14.82%	15.30%	2.56%
	2018	0.48%	0.90%	11.53	13.01	290,873	3,617,225	-7.17%	-6.78%	2.12%
	2017	0.48%	0.90%	12.37	13.96	373,838	5,036,370	14.60%	15.08%	2.25%
	2016	0.48%	0.90%	11.72	12.13	406,536	4,835,289	3.81%	4.23%	1.58%
	2015	0.50%	0.90%	11.29	11.64	548,446	6,298,444	-4.55%	-4.17%	1.91%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2019	0.10%	0.90%	13.09	16.10	643,931	9,361,842	13.99%	14.47%	2.17%
	2018	0.48%	0.90%	11.44	14.06	772,505	9,936,086	-6.28%	-5.88%	2.13%
	2017	0.48%	0.90%	12.15	14.95	964,770	13,155,965	13.29%	13.77%	2.30%
	2016	0.48%	0.90%	12.70	13.14	938,588	11,901,485	3.41%	3.82%	1.64%
	2015	0.50%	0.90%	12.28	12.66	1,005,110	12,565,566	-4.24%	-3.86%	1.97%
LVIP Government Money Market Fund - Standard Class
	2019	0.10%	0.90%	10.18	21.46	1,404,789	18,983,510	0.88%	1.30%	1.77%
	2018	0.48%	0.90%	10.05	21.19	1,252,063	17,121,989	0.49%	0.91%	1.36%
	2017	0.48%	0.90%	9.96	21.98	1,519,314	20,624,040	-0.49%	-0.07%	0.40%
	2016	0.48%	0.90%	10.83	22.02	1,521,055	20,624,605	-0.87%	-0.47%	0.03%
	2015	0.50%	0.90%	10.89	22.14	1,790,338	24,691,685	-0.87%	-0.48%	0.02%
LVIP JPMorgan Retirement Income Fund - Service Class
	2019	0.10%	0.90%	12.53	45.32	973,053	26,775,999	12.63%	13.10%	2.87%
	2018	0.48%	0.90%	11.08	40.24	1,022,051	25,300,302	-5.62%	-5.22%	2.40%
	2017	0.48%	0.90%	11.69	42.64	1,160,476	29,834,463	9.69%	10.15%	2.22%
	2016	0.48%	0.90%	16.62	38.87	1,154,389	29,092,021	3.52%	3.93%	2.02%
	2015	0.50%	0.90%	16.01	37.55	1,239,746	31,179,015	-2.07%	-1.68%	2.45%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2019	0.10%	0.90%	12.99	39.36	379,806	9,838,776	15.12%	15.61%	1.20%
	2018	0.48%	0.90%	11.24	34.05	412,833	9,411,900	-12.59%	-12.22%	1.34%
	2017	0.48%	0.90%	12.81	38.81	438,239	11,493,099	13.66%	14.14%	1.03%
	2016	0.48%	0.90%	18.53	34.01	467,092	10,842,365	9.02%	9.46%	0.66%
	2015	0.50%	0.90%	16.95	31.07	494,962	11,090,476	-8.56%	-8.20%	0.72%
LVIP MFS International Growth Fund - Standard Class
	2019	0.10%	0.90%	16.29	40.17	1,768,864	36,001,203	26.42%	26.95%	1.58%
	2018	0.48%	0.90%	12.83	31.65	1,834,944	29,671,823	-9.06%	-8.68%	1.24%
	2017	0.48%	0.90%	14.05	34.66	1,978,744	35,616,842	30.68%	31.23%	1.13%
	2016	0.48%	0.90%	11.04	26.42	2,112,385	29,381,979	0.75%	1.15%	1.43%
	2015	0.50%	0.90%	10.93	26.12	2,100,337	30,530,990	0.38%	0.79%	1.16%
LVIP MFS Value Fund - Standard Class
	2019	0.10%	0.90%	16.03	104.27	931,608	54,041,778	28.68%	29.22%	1.75%
	2018	0.48%	0.90%	12.40	81.03	905,653	44,104,756	-10.80%	-10.43%	1.70%
	2017	0.48%	0.90%	13.85	90.85	941,776	52,637,747	16.58%	17.07%	1.70%
	2016	0.48%	0.90%	25.55	77.93	1,121,312	50,789,914	13.04%	13.49%	1.84%
	2015	0.50%	0.90%	22.53	68.94	1,012,320	47,122,873	-1.43%	-1.04%	1.98%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2019	0.48%	0.90%	11.93	12.93	95,829	1,181,784	14.71%	15.20%	2.59%
	2018	0.48%	0.90%	10.40	11.23	101,414	1,085,850	-9.00%	-8.62%	2.70%
	2017	0.48%	0.90%	11.43	12.28	113,183	1,325,499	13.79%	14.26%	4.04%
	2016	0.48%	0.90%	10.04	10.40	116,855	1,199,181	4.68%	5.10%	1.57%
	2015	0.50%	0.90%	9.60	9.89	161,246	1,575,492	-7.36%	-6.99%	3.00%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2019	0.10%	0.90%	17.59	62.53	4,067,653	144,941,239	30.02%	30.57%	1.68%
	2018	0.48%	0.90%	13.47	47.90	4,488,947	121,752,573	-5.50%	-5.10%	1.79%
	2017	0.48%	0.90%	14.19	50.49	4,831,927	141,023,349	20.49%	20.99%	1.86%
	2016	0.48%	0.90%	18.21	41.74	5,079,646	127,749,793	10.76%	11.20%	1.85%
	2015	0.50%	0.90%	16.39	37.53	5,103,195	126,149,374	0.27%	0.67%	1.86%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2019	0.10%	0.90%	16.46	107.48	628,235	43,850,098	23.91%	24.43%	0.96%
	2018	0.48%	0.90%	13.23	86.48	671,494	38,021,205	-12.16%	-11.79%	0.94%
	2017	0.48%	0.90%	15.00	98.16	728,226	47,452,910	13.19%	13.66%	1.00%
	2016	0.48%	0.90%	21.38	86.46	766,597	44,462,446	19.60%	20.08%	1.29%
	2015	0.50%	0.90%	17.82	72.08	810,198	40,176,080	-5.57%	-5.19%	0.90%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
LVIP T. Rowe Price 2010 Fund - Standard Class
	2019	0.48%	0.90%	$12.72	$15.38	206,953	$2,910,380	14.69%	15.18%	2.84%
	2018	0.48%	0.90%	11.04	13.36	247,052	3,064,869	-5.08%	-4.68%	2.09%
	2017	0.48%	0.90%	11.59	14.02	259,146	3,387,365	8.66%	9.11%	1.96%
	2016	0.48%	0.90%	12.41	12.85	238,255	2,961,489	3.50%	3.91%	2.13%
	2015	0.50%	0.90%	11.99	12.37	197,047	2,369,143	-2.49%	-2.10%	1.82%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2019	0.48%	0.90%	13.26	15.61	95,084	1,421,266	17.86%	18.36%	2.93%
	2018	0.48%	0.90%	12.64	13.19	96,532	1,218,794	-6.42%	-6.05%	1.61%
	2017	0.50%	0.90%	13.51	14.04	116,495	1,601,862	11.02%	11.47%	1.77%
	2016	0.50%	0.90%	12.17	12.59	124,349	1,536,770	3.52%	3.93%	1.67%
	2015	0.50%	0.90%	11.75	12.12	132,389	1,577,641	-3.09%	-2.70%	1.92%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2019	0.48%	0.90%	13.48	15.45	102,772	1,538,595	21.06%	21.57%	2.46%
	2018	0.48%	0.90%	11.09	12.58	104,276	1,288,314	-8.42%	-8.03%	1.50%
	2017	0.48%	0.90%	12.05	13.69	125,314	1,648,400	12.45%	12.93%	2.27%
	2016	0.48%	0.90%	11.83	12.14	107,802	1,289,961	2.79%	3.10%	1.89%
	2015	0.60%	0.90%	11.51	11.78	113,719	1,329,985	-3.53%	-3.24%	1.92%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2019	0.48%	0.90%	13.76	14.94	41,115	598,839	23.33%	23.85%	2.32%
	2018	0.48%	0.90%	11.11	12.08	40,670	478,768	-9.54%	-9.16%	1.83%
	2017	0.48%	0.90%	12.93	13.31	47,912	630,818	13.60%	13.94%	2.63%
	2016	0.60%	0.90%	11.38	11.68	53,642	621,085	2.88%	3.19%	2.36%
	2015	0.60%	0.90%	11.06	11.32	55,855	626,935	-4.09%	-3.80%	1.67%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2019	0.10%	0.90%	19.23	78.30	1,434,735	71,280,066	29.89%	30.43%	0.07%
	2018	0.48%	0.90%	14.74	60.04	1,556,980	59,613,733	-2.01%	-1.60%	0.17%
	2017	0.48%	0.90%	14.98	61.20	1,710,278	66,360,130	32.50%	33.06%	0.23%
	2016	0.48%	0.90%	12.59	46.19	1,731,881	53,701,567	0.49%	0.89%	0.09%
	2015	0.50%	0.90%	12.49	45.97	2,056,873	64,368,619	9.74%	10.18%	0.00%
LVIP Wellington Capital Growth Fund - Standard Class
	2019	0.10%	0.90%	20.85	135.71	1,891,841	138,650,383	40.12%	40.71%	0.00%
	2018	0.48%	0.90%	14.82	96.85	1,946,872	106,760,953	0.44%	0.87%	0.00%
	2017	0.48%	0.90%	14.69	96.42	2,101,872	115,906,602	34.65%	35.22%	0.00%
	2016	0.48%	0.90%	12.21	71.61	2,278,367	94,648,597	-0.79%	-0.50%	0.00%
	2015	0.60%	0.90%	12.27	72.19	2,451,679	105,083,784	8.44%	8.77%	0.00%
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2019	0.10%	0.90%	15.26	52.75	561,373	17,955,957	29.42%	29.97%	0.99%
	2018	0.48%	0.90%	11.74	40.59	602,377	15,007,324	-15.30%	-14.94%	0.63%
	2017	0.48%	0.90%	13.80	47.74	683,459	20,471,377	12.42%	12.89%	0.40%
	2016	0.48%	0.90%	25.81	42.29	723,369	20,284,663	12.05%	12.50%	0.46%
	2015	0.50%	0.90%	22.96	37.59	726,093	19,823,180	-2.40%	-2.01%	0.64%
MFS® VIT Research Series - Initial Class
	2019	0.60%	0.90%	26.35	39.58	376,256	12,695,097	31.76%	32.15%	0.78%
	2018	0.60%	0.90%	19.94	30.04	420,279	10,805,422	-5.23%	-4.94%	0.69%
	2017	0.60%	0.90%	20.97	31.70	453,664	12,308,232	22.26%	22.63%	1.32%
	2016	0.60%	0.90%	17.10	25.93	507,734	11,164,631	7.76%	8.09%	0.71%
	2015	0.60%	0.90%	15.82	24.06	561,169	11,493,019	-0.10%	0.20%	0.74%
MFS® VIT Utilities Series - Initial Class
	2019	0.10%	0.90%	16.07	64.73	938,355	33,936,279	23.95%	24.47%	3.97%
	2018	0.48%	0.90%	12.91	52.01	1,036,728	30,149,683	0.15%	0.58%	1.10%
	2017	0.48%	0.90%	12.84	51.73	1,054,621	33,234,889	13.80%	14.28%	4.28%
	2016	0.48%	0.90%	27.33	45.27	1,039,825	31,008,552	10.47%	10.92%	3.56%
	2015	0.50%	0.90%	24.66	40.82	978,796	30,694,850	-15.28%	-14.94%	4.09%
PIMCO VIT Total Return Portfolio - Administrative Class
	2019	0.10%	0.90%	11.33	53.79	2,922,251	58,174,264	7.38%	7.84%	3.01%
	2018	0.48%	0.90%	10.51	49.94	3,194,849	59,041,425	-1.42%	-1.01%	2.54%
	2017	0.48%	0.90%	10.61	50.51	3,516,882	65,342,212	3.98%	4.42%	2.02%
	2016	0.48%	0.90%	17.44	48.43	3,695,663	66,396,598	1.76%	2.17%	1.92%
	2015	0.50%	0.90%	17.08	47.45	3,548,043	69,055,521	-0.45%	-0.05%	4.89%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
ProFund® VP Asia 30
	2019	0.10%	0.90%	$14.87	$38.19	321,326	$6,741,872	25.17%	25.70%	0.24%
	2018	0.48%	0.90%	11.83	30.39	345,739	5,850,884	-19.32%	-18.98%	0.47%
	2017	0.48%	0.90%	14.60	37.52	354,489	7,655,940	31.69%	32.24%	0.00%
	2016	0.48%	0.90%	16.91	28.38	349,291	6,001,523	-0.26%	0.14%	1.06%
	2015	0.50%	0.90%	16.90	28.34	345,015	6,372,554	-10.19%	-9.83%	0.28%
ProFund® VP Europe 30
	2019	0.10%	0.90%	13.77	25.82	210,820	3,192,170	16.73%	17.22%	2.77%
	2018	0.48%	0.90%	11.75	22.03	224,128	2,897,404	-14.90%	-14.54%	2.49%
	2017	0.48%	0.90%	13.75	25.79	234,901	3,630,114	18.64%	19.14%	1.72%
	2016	0.48%	0.90%	12.25	21.65	243,404	3,263,619	6.84%	7.27%	2.72%
	2015	0.50%	0.90%	11.47	20.18	245,740	3,127,481	-11.68%	-11.32%	4.76%
ProFund® VP Financials
	2019	0.10%	0.90%	15.90	27.97	142,576	2,401,029	29.10%	29.65%	0.48%
	2018	0.48%	0.90%	12.32	21.58	177,377	2,306,890	-11.23%	-10.86%	0.38%
	2017	0.48%	0.90%	13.87	24.21	185,385	2,702,674	17.13%	17.62%	0.34%
	2016	0.48%	0.90%	11.85	20.59	186,251	2,293,824	14.29%	14.75%	0.28%
	2015	0.50%	0.90%	10.35	17.94	260,413	2,749,412	-2.38%	-1.99%	0.30%
ProFund® VP Health Care
	2019	0.10%	0.90%	15.62	70.01	192,974	5,172,004	18.30%	18.80%	0.00%
	2018	0.48%	0.90%	13.15	58.94	223,224	5,139,808	3.50%	3.94%	0.00%
	2017	0.48%	0.90%	12.65	56.72	311,208	6,644,967	19.83%	20.34%	0.00%
	2016	0.48%	0.90%	22.73	47.14	301,116	5,819,825	-4.91%	-4.53%	0.00%
	2015	0.50%	0.90%	23.90	49.38	310,407	7,704,146	4.08%	4.50%	0.00%
ProFund® VP Large-Cap Growth
	2019	0.48%	0.90%	17.40	63.50	61,689	1,597,139	27.73%	28.27%	0.00%
	2018	0.48%	0.90%	13.57	24.53	64,504	1,311,327	-2.74%	-2.33%	0.00%
	2017	0.48%	0.90%	13.89	26.06	88,714	1,956,056	24.17%	24.69%	0.00%
	2016	0.48%	0.90%	19.49	20.93	90,505	1,687,182	4.07%	4.39%	0.04%
	2015	0.60%	0.90%	18.73	20.05	141,345	2,756,136	2.83%	3.14%	0.00%
ProFund® VP Large-Cap Value
	2019	0.48%	0.90%	15.64	24.26	56,579	1,220,048	28.61%	29.15%	0.97%
	2018	0.48%	0.90%	12.11	18.81	63,631	1,068,170	-11.43%	-11.05%	0.88%
	2017	0.48%	0.90%	13.61	21.17	70,805	1,353,773	12.42%	12.89%	1.02%
	2016	0.48%	0.90%	16.44	18.78	75,919	1,295,216	14.40%	14.75%	1.09%
	2015	0.60%	0.90%	14.32	16.36	80,669	1,249,305	-5.59%	-5.31%	0.90%
ProFund® VP Rising Rates Opportunity
	2019	0.10%	0.90%	1.70	7.91	601,777	1,177,231	-18.15%	-17.81%	0.16%
	2018	0.48%	0.90%	2.07	9.62	761,540	1,860,388	3.23%	3.66%	0.00%
	2017	0.48%	0.90%	2.01	9.28	642,573	1,510,627	-12.70%	-12.32%	0.00%
	2016	0.48%	0.90%	2.30	5.16	604,806	1,576,845	-6.01%	-5.60%	0.00%
	2015	0.50%	0.90%	2.45	5.46	407,977	1,020,811	-2.47%	-2.08%	0.00%
ProFund® VP Small-Cap Growth
	2019	0.10%	0.90%	16.03	55.95	80,945	2,206,969	18.05%	18.55%	0.00%
	2018	0.48%	0.90%	13.53	47.21	90,202	2,130,594	-6.59%	-6.20%	0.00%
	2017	0.48%	0.90%	14.42	50.34	84,636	2,230,636	11.96%	12.43%	0.00%
	2016	0.48%	0.90%	25.85	44.78	86,124	2,092,862	19.15%	19.63%	0.00%
	2015	0.50%	0.90%	21.63	37.43	112,805	2,479,909	0.27%	0.67%	0.00%
ProFund® VP Small-Cap Value
	2019	0.10%	0.90%	15.21	44.65	45,788	1,083,362	21.47%	21.98%	0.00%
	2018	0.48%	0.90%	12.47	36.61	57,065	1,123,328	-14.98%	-14.63%	0.00%
	2017	0.48%	0.90%	14.61	42.89	60,001	1,370,281	8.73%	9.19%	0.02%
	2016	0.48%	0.90%	23.62	39.29	56,628	1,239,993	27.62%	28.13%	0.00%
	2015	0.50%	0.90%	18.46	30.66	48,856	941,161	-9.10%	-8.74%	0.00%
ProFund® VP Technology
	2019	0.10%	0.90%	22.72	87.26	266,854	9,475,946	43.88%	44.49%	0.00%
	2018	0.48%	0.90%	15.73	60.41	338,016	8,051,299	-3.17%	-2.76%	0.00%
	2017	0.48%	0.90%	16.17	62.13	361,066	8,990,817	33.97%	34.54%	0.06%
	2016	0.48%	0.90%	20.92	46.19	328,056	6,472,557	11.34%	11.78%	0.00%
	2015	0.50%	0.90%	18.79	41.32	327,536	6,460,715	1.48%	1.89%	0.00%

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Minimum Fee Rate(1)	Maximum Fee Rate(1)	Minimum Unit Value(2)	Maximum Unit Value(2)	Units Outstanding	Net Assets	Minimum Total Return(3)	Maximum Total Return(3)	Investment Income Ratio(4)
ProFund® VP U.S. Government Plus
	2019	0.10%	0.90%	$10.80	$46.06	95,556	$1,637,382	17.16%	17.66%	0.84%
	2018	0.48%	0.90%	9.18	39.16	102,871	1,538,474	-6.27%	-5.87%	0.93%
	2017	0.48%	0.90%	9.75	41.61	123,919	2,094,472	8.51%	8.97%	0.45%
	2016	0.48%	0.90%	19.31	38.19	114,583	1,942,002	-1.20%	-0.82%	0.00%
	2015	0.50%	0.90%	19.49	38.50	100,966	2,028,750	-6.49%	-6.11%	0.00%
T. Rowe Price Mid-Cap Growth Portfolio - Class II
	2019	0.60%	0.90%	54.52	57.83	87,296	4,922,830	29.81%	30.20%	0.00%
	2018	0.60%	0.90%	42.00	44.42	97,202	4,209,261	-3.17%	-2.88%	0.00%
	2017	0.60%	0.90%	43.38	45.74	111,514	4,977,891	23.33%	23.70%	0.00%
	2016	0.60%	0.90%	35.17	36.98	122,099	4,411,042	5.08%	5.40%	0.00%
	2015	0.60%	0.90%	33.47	35.08	138,381	4,749,222	5.32%	5.64%	0.00%
Templeton Foreign VIP Fund - Class 1
	2019	0.90%	0.90%	33.13	33.13	979,257	32,445,186	11.83%	11.83%	1.96%
	2018	0.90%	0.90%	29.63	29.63	995,177	29,485,590	-16.03%	-16.03%	2.90%
	2017	0.90%	0.90%	35.28	35.28	1,045,256	36,880,661	15.97%	15.97%	2.77%
	2016	0.90%	0.90%	30.42	30.42	1,115,566	33,940,591	6.53%	6.53%	1.99%
	2015	0.90%	0.90%	28.56	28.56	1,250,902	35,726,336	-7.15%	-7.15%	3.44%
Templeton Foreign VIP Fund - Class 2
	2019	0.10%	0.60%	12.81	29.04	1,337,234	20,054,144	11.86%	11.99%	1.75%
	2018	0.48%	0.60%	11.44	25.94	1,411,424	19,144,460	-15.95%	-15.85%	2.67%
	2017	0.48%	0.60%	13.59	30.83	1,389,460	23,065,314	15.99%	16.13%	2.56%
	2016	0.48%	0.60%	15.02	26.55	1,420,053	20,805,829	6.53%	6.64%	1.79%
	2015	0.50%	0.60%	14.10	24.90	1,344,276	20,105,272	-7.05%	-6.96%	3.22%
Vanguard® VIF Mid-Cap Index Portfolio
	2019	0.10%	0.90%	16.45	61.97	1,077,149	31,355,858	29.70%	30.25%	1.47%
	2018	0.48%	0.90%	12.63	47.59	1,024,534	24,319,911	-10.14%	-9.76%	1.22%
	2017	0.48%	0.90%	14.00	52.75	1,063,871	29,563,571	18.01%	18.51%	1.20%
	2016	0.48%	0.90%	28.63	44.52	1,081,663	27,100,266	10.12%	10.56%	1.24%
	2015	0.50%	0.90%	25.92	40.27	903,305	25,043,659	-2.32%	-1.93%	1.22%
Vanguard® VIF Real Estate Index Portfolio
	2019	0.10%	0.90%	14.12	48.03	951,025	27,425,181	27.65%	28.19%	2.72%
	2018	0.48%	0.90%	11.02	37.47	1,025,989	23,848,830	-6.20%	-5.81%	3.12%
	2017	0.48%	0.90%	11.70	39.79	1,086,941	27,939,734	3.84%	4.27%	2.52%
	2016	0.48%	0.90%	28.08	38.17	1,190,144	30,870,383	7.39%	7.82%	2.27%
	2015	0.50%	0.90%	26.07	35.40	909,266	28,825,758	1.31%	1.71%	1.81%
Vanguard® VIF Small Company Growth Portfolio
	2019	0.10%	0.90%	18.37	68.76	731,237	22,588,279	26.96%	27.50%	0.50%
	2018	0.48%	0.90%	14.41	53.94	817,188	19,642,254	-8.09%	-7.71%	0.40%
	2017	0.48%	0.90%	15.61	58.45	837,997	22,678,853	22.36%	22.87%	0.48%
	2016	0.48%	0.90%	27.61	47.58	863,955	20,540,284	13.91%	14.36%	0.32%
	2015	0.50%	0.90%	24.17	41.61	750,379	19,372,619	-3.62%	-3.24%	0.36%

(1)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2)  As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(3)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

3. Financial Highlights (continued)

(4)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2019:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Century VP International Fund - Class I	$1,188,632	$2,085,428
American Century VP Value Fund - Class II	1,382,072	2,065,629
American Funds Growth Fund - Class 2	7,643,803	7,484,484
American Funds Growth-Income Fund - Class 2	5,785,719	6,048,735
Delaware VIP® High Yield Series - Standard Class	1,337,209	1,300,398
DWS Small Cap Index VIP Portfolio - Class B	1,457,270	1,240,483
Fidelity® VIP Contrafund® Portfolio - Initial Class	10,852,001	10,254,627
Fidelity® VIP Equity-Income Portfolio - Initial Class	4,859,705	5,081,121
Fidelity® VIP Growth Portfolio - Initial Class	3,484,511	6,335,257
Fidelity® VIP High Income Portfolio - Initial Class	10,800	57,204
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	2,001,934	3,135,162
Fidelity® VIP Mid Cap Portfolio - Service Class 2	3,688,482	2,938,181
Franklin Small Cap Value VIP Fund - Class 2	3,673,913	2,167,112
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	1,188,149	1,043,390
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,494,532	1,743,747
LVIP Delaware Bond Fund - Service Class	1,838,567	2,301,139
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	2,352,284	2,247,340
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,873,133	4,270,747
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	647,447	379,134
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	863,730	259,525
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,325,839	2,645,743
LVIP Government Money Market Fund - Standard Class	6,029,220	4,165,833
LVIP JPMorgan Retirement Income Fund - Service Class	1,267,906	2,430,979
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	492,834	1,301,808
LVIP MFS International Growth Fund - Standard Class	3,892,901	3,616,042
LVIP MFS Value Fund - Standard Class	4,840,071	6,143,304
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	130,267	154,864
LVIP SSGA S&P 500 Index Fund - Standard Class	10,168,633	15,846,744
LVIP SSGA Small-Cap Index Fund - Standard Class	2,784,190	3,760,237
LVIP T. Rowe Price 2010 Fund - Standard Class	1,325,102	1,439,864
LVIP T. Rowe Price 2020 Fund - Standard Class	390,852	148,394
LVIP T. Rowe Price 2030 Fund - Standard Class	425,591	223,422
LVIP T. Rowe Price 2040 Fund - Standard Class	206,036	114,892
LVIP T. Rowe Price Growth Stock Fund - Standard Class	4,784,888	7,085,697
LVIP Wellington Capital Growth Fund - Standard Class	12,856,730	13,361,576
LVIP Wellington Mid-Cap Value Fund - Standard Class	2,015,246	2,116,075
MFS® VIT Research Series - Initial Class	1,451,610	1,620,935
MFS® VIT Utilities Series - Initial Class	2,007,500	4,056,866
PIMCO VIT Total Return Portfolio - Administrative Class	2,590,881	6,376,602
ProFund® VP Asia 30	824,163	1,409,904
ProFund® VP Europe 30	431,252	573,920
ProFund® VP Financials	305,338	731,303
ProFund® VP Health Care	849,790	1,111,477
ProFund® VP Large-Cap Growth	432,228	177,049

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ProFund® VP Large-Cap Value	$266,247	$282,647
ProFund® VP Rising Rates Opportunity	342,420	734,709
ProFund® VP Small-Cap Growth	411,517	446,514
ProFund® VP Small-Cap Value	171,424	436,831
ProFund® VP Technology	1,126,868	2,875,430
ProFund® VP U.S. Government Plus	676,325	830,844
T. Rowe Price Mid-Cap Growth Portfolio - Class II	400,533	571,718
Templeton Foreign VIP Fund - Class 1	2,085,497	2,013,666
Templeton Foreign VIP Fund - Class 2	1,510,963	2,387,119
Vanguard® VIF Mid-Cap Index Portfolio	5,064,942	2,897,122
Vanguard® VIF Real Estate Index Portfolio	3,347,605	4,359,375
Vanguard® VIF Small Company Growth Portfolio	3,878,039	3,760,012

5. Investments

The following is a summary of investments owned at December 31, 2019:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Century VP International Fund - Class I	1,332,819	$11.50	$15,327,414	$13,093,295
American Century VP Value Fund - Class II	907,084	11.74	10,649,167	8,012,956
American Funds Growth Fund - Class 2	819,989	80.57	66,066,504	54,329,273
American Funds Growth-Income Fund - Class 2	872,157	50.08	43,677,634	38,185,479
Delaware VIP® High Yield Series - Standard Class	1,430,974	5.08	7,269,349	7,410,607
DWS Small Cap Index VIP Portfolio - Class B	772,604	16.97	13,111,084	11,238,516
Fidelity® VIP Contrafund® Portfolio - Initial Class	2,478,762	37.17	92,135,596	71,728,922
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,594,635	23.77	37,904,471	34,019,591
Fidelity® VIP Growth Portfolio - Initial Class	558,844	79.09	44,198,989	28,172,598
Fidelity® VIP High Income Portfolio - Initial Class	37,885	5.43	205,713	263,072
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	1,919,269	12.83	24,624,219	24,080,302
Fidelity® VIP Mid Cap Portfolio - Service Class 2	777,741	31.75	24,693,275	24,088,790
Franklin Small Cap Value VIP Fund - Class 2	1,192,366	15.05	17,945,114	19,838,197
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	815,179	11.90	9,700,632	10,646,014
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	462,569	17.15	7,932,602	5,830,737
LVIP Delaware Bond Fund - Service Class	1,296,224	13.70	17,756,968	17,891,708
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	850,398	34.49	29,326,818	27,422,956
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,717,892	35.45	60,890,699	43,468,475
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	392,514	14.11	5,539,544	5,265,757
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	310,672	14.56	4,523,701	4,086,575
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	629,325	14.88	9,361,842	8,543,780
LVIP Government Money Market Fund - Standard Class	1,898,351	10.00	18,983,510	18,983,510
LVIP JPMorgan Retirement Income Fund - Service Class	2,132,866	12.55	26,775,999	31,532,220
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	562,473	17.49	9,838,776	6,988,531
LVIP MFS International Growth Fund - Standard Class	1,868,736	19.27	36,001,203	25,233,117
LVIP MFS Value Fund - Standard Class	1,163,139	46.46	54,041,778	32,275,028
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	96,331	12.27	1,181,784	1,064,705
LVIP SSGA S&P 500 Index Fund - Standard Class	6,905,581	20.99	144,941,239	82,363,849
LVIP SSGA Small-Cap Index Fund - Standard Class	1,383,633	31.69	43,850,098	28,096,331
LVIP T. Rowe Price 2010 Fund - Standard Class	299,453	9.72	2,910,380	3,312,444
LVIP T. Rowe Price 2020 Fund - Standard Class	141,419	10.05	1,421,266	1,575,449
LVIP T. Rowe Price 2030 Fund - Standard Class	142,621	10.79	1,538,595	1,613,544
LVIP T. Rowe Price 2040 Fund - Standard Class	58,196	10.29	598,839	620,880
LVIP T. Rowe Price Growth Stock Fund - Standard Class	1,450,256	49.15	71,280,066	36,993,614
LVIP Wellington Capital Growth Fund - Standard Class	2,443,566	56.74	138,650,383	77,447,135
LVIP Wellington Mid-Cap Value Fund - Standard Class	651,168	27.58	17,955,957	11,943,177
MFS® VIT Research Series - Initial Class	430,488	29.49	12,695,097	9,647,330
MFS® VIT Utilities Series - Initial Class	964,647	35.18	33,936,279	26,440,120
PIMCO VIT Total Return Portfolio - Administrative Class	5,278,971	11.02	58,174,264	57,454,940
ProFund® VP Asia 30	108,477	62.15	6,741,872	5,976,783

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ProFund® VP Europe 30	135,837	$23.50	$3,192,170	$3,090,010
ProFund® VP Financials	52,128	46.06	2,401,029	1,833,344
ProFund® VP Health Care	69,043	74.91	5,172,004	4,306,047
ProFund® VP Large-Cap Growth	24,820	64.35	1,597,139	1,459,604
ProFund® VP Large-Cap Value	25,631	47.60	1,220,048	965,804
ProFund® VP Rising Rates Opportunity	30,809	38.21	1,177,231	1,585,499
ProFund® VP Small-Cap Growth	61,561	35.85	2,206,969	2,244,126
ProFund® VP Small-Cap Value	22,259	48.67	1,083,362	964,214
ProFund® VP Technology	166,625	56.87	9,475,946	5,486,918
ProFund® VP U.S. Government Plus	60,309	27.15	1,637,382	1,481,550
T. Rowe Price Mid-Cap Growth Portfolio - Class II	179,600	27.41	4,922,830	4,207,814
Templeton Foreign VIP Fund - Class 1	2,280,055	14.23	32,445,186	33,548,152
Templeton Foreign VIP Fund - Class 2	1,439,637	13.93	20,054,144	19,798,608
Vanguard® VIF Mid-Cap Index Portfolio	1,304,863	24.03	31,355,858	25,367,081
Vanguard® VIF Real Estate Index Portfolio	1,996,010	13.74	27,425,181	24,898,676
Vanguard® VIF Small Company Growth Portfolio	978,695	23.08	22,588,279	20,165,033

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP International Fund - Class I	21,094	(115,579)	(94,485)
American Century VP Value Fund - Class II	25,732	(74,063)	(48,331)
American Funds Growth Fund - Class 2	39,994	(211,137)	(171,143)
American Funds Growth-Income Fund - Class 2	69,107	(231,288)	(162,181)
Delaware VIP® High Yield Series - Standard Class	50,079	(71,812)	(21,733)
DWS Small Cap Index VIP Portfolio - Class B	15,978	(46,573)	(30,595)
Fidelity® VIP Contrafund® Portfolio - Initial Class	31,499	(212,389)	(180,890)
Fidelity® VIP Equity-Income Portfolio - Initial Class	71,812	(173,672)	(101,860)
Fidelity® VIP Growth Portfolio - Initial Class	33,627	(201,506)	(167,879)
Fidelity® VIP High Income Portfolio - Initial Class	—	(2,241)	(2,241)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	96,545	(193,462)	(96,917)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	38,089	(81,711)	(43,622)
Franklin Small Cap Value VIP Fund - Class 2	25,935	(64,617)	(38,682)
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	12,341	(46,631)	(34,290)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	44,723	(85,364)	(40,641)
LVIP Delaware Bond Fund - Service Class	64,962	(105,874)	(40,912)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	26,370	(89,088)	(62,718)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	30,783	(66,903)	(36,120)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	21,729	(22,373)	(644)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	42,494	(17,793)	24,701
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	51,137	(179,711)	(128,574)
LVIP Government Money Market Fund - Standard Class	481,672	(328,946)	152,726
LVIP JPMorgan Retirement Income Fund - Service Class	34,494	(83,492)	(48,998)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	15,560	(48,587)	(33,027)
LVIP MFS International Growth Fund - Standard Class	112,678	(178,758)	(66,080)
LVIP MFS Value Fund - Standard Class	137,589	(111,634)	25,955
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	7,988	(13,573)	(5,585)
LVIP SSGA S&P 500 Index Fund - Standard Class	101,328	(522,622)	(421,294)
LVIP SSGA Small-Cap Index Fund - Standard Class	10,656	(53,915)	(43,259)
LVIP T. Rowe Price 2010 Fund - Standard Class	61,154	(101,253)	(40,099)
LVIP T. Rowe Price 2020 Fund - Standard Class	9,209	(10,657)	(1,448)
LVIP T. Rowe Price 2030 Fund - Standard Class	13,615	(15,119)	(1,504)
LVIP T. Rowe Price 2040 Fund - Standard Class	9,241	(8,796)	445
LVIP T. Rowe Price Growth Stock Fund - Standard Class	18,291	(140,536)	(122,245)
LVIP Wellington Capital Growth Fund - Standard Class	107,745	(162,776)	(55,031)
LVIP Wellington Mid-Cap Value Fund - Standard Class	20,832	(61,836)	(41,004)
MFS® VIT Research Series - Initial Class	5,350	(49,373)	(44,023)

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS® VIT Utilities Series - Initial Class	17,612	(115,985)	(98,373)
PIMCO VIT Total Return Portfolio - Administrative Class	61,367	(333,965)	(272,598)
ProFund® VP Asia 30	41,061	(65,474)	(24,413)
ProFund® VP Europe 30	25,114	(38,422)	(13,308)
ProFund® VP Financials	13,440	(48,241)	(34,801)
ProFund® VP Health Care	10,303	(40,553)	(30,250)
ProFund® VP Large-Cap Growth	4,589	(7,404)	(2,815)
ProFund® VP Large-Cap Value	6,446	(13,498)	(7,052)
ProFund® VP Rising Rates Opportunity	145,688	(305,451)	(159,763)
ProFund® VP Small-Cap Growth	5,710	(14,967)	(9,257)
ProFund® VP Small-Cap Value	7,964	(19,241)	(11,277)
ProFund® VP Technology	28,590	(99,752)	(71,162)
ProFund® VP U.S. Government Plus	32,156	(39,471)	(7,315)
T. Rowe Price Mid-Cap Growth Portfolio - Class II	917	(10,823)	(9,906)
Templeton Foreign VIP Fund - Class 1	42,228	(58,148)	(15,920)
Templeton Foreign VIP Fund - Class 2	77,085	(151,275)	(74,190)
Vanguard® VIF Mid-Cap Index Portfolio	134,215	(81,600)	52,615
Vanguard® VIF Real Estate Index Portfolio	39,736	(114,700)	(74,964)
Vanguard® VIF Small Company Growth Portfolio	39,986	(125,937)	(85,951)

The change in units outstanding for the year ended December 31, 2018, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP International Fund - Class I	81,950	(117,975)	(36,025)
American Century VP Value Fund - Class II	18,279	(64,885)	(46,606)
American Funds Growth Fund - Class 2	146,956	(176,195)	(29,239)
American Funds Growth-Income Fund - Class 2	173,622	(172,075)	1,547
Delaware VIP® High Yield Series - Standard Class	39,659	(87,877)	(48,218)
DWS Small Cap Index VIP Portfolio - Class B	24,460	(51,995)	(27,535)
Fidelity® VIP Contrafund® Portfolio - Initial Class	30,383	(188,437)	(158,054)
Fidelity® VIP Equity-Income Portfolio - Initial Class	39,987	(119,707)	(79,720)
Fidelity® VIP Growth Portfolio - Initial Class	57,463	(144,292)	(86,829)
Fidelity® VIP High Income Portfolio - Initial Class	—	(1,565)	(1,565)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	118,758	(147,907)	(29,149)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	37,881	(72,395)	(34,514)
Franklin Small Cap Value VIP Fund - Class 2	34,872	(54,649)	(19,777)
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	69,318	(75,810)	(6,492)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	11,747	(71,611)	(59,864)
LVIP Delaware Bond Fund - Service Class	90,450	(81,416)	9,034
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	39,006	(79,171)	(40,165)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	30,221	(100,744)	(70,523)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	50,272	(33,892)	16,380
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	19,220	(102,185)	(82,965)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	46,533	(238,798)	(192,265)
LVIP Government Money Market Fund - Standard Class	283,913	(551,164)	(267,251)
LVIP JPMorgan Retirement Income Fund - Service Class	39,107	(177,532)	(138,425)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	7,908	(33,314)	(25,406)
LVIP MFS International Growth Fund - Standard Class	63,951	(207,751)	(143,800)
LVIP MFS Value Fund - Standard Class	104,346	(140,469)	(36,123)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,602	(14,371)	(11,769)
LVIP SSGA S&P 500 Index Fund - Standard Class	136,678	(479,658)	(342,980)
LVIP SSGA Small-Cap Index Fund - Standard Class	13,677	(70,409)	(56,732)
LVIP T. Rowe Price 2010 Fund - Standard Class	6,077	(18,171)	(12,094)
LVIP T. Rowe Price 2020 Fund - Standard Class	30,212	(50,175)	(19,963)
LVIP T. Rowe Price 2030 Fund - Standard Class	37,359	(58,397)	(21,038)
LVIP T. Rowe Price 2040 Fund - Standard Class	23,715	(30,957)	(7,242)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	28,008	(181,306)	(153,298)
LVIP Wellington Capital Growth Fund - Standard Class	28,114	(183,114)	(155,000)
LVIP Wellington Mid-Cap Value Fund - Standard Class	15,425	(96,507)	(81,082)
MFS® VIT Research Series - Initial Class	4,561	(37,946)	(33,385)
MFS® VIT Utilities Series - Initial Class	89,858	(107,751)	(17,893)

Lincoln Life Flexible Premium Variable Life Account JF-A

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT Total Return Portfolio - Administrative Class	112,007	(434,040)	(322,033)
ProFund® VP Asia 30	44,217	(52,967)	(8,750)
ProFund® VP Europe 30	29,566	(40,339)	(10,773)
ProFund® VP Financials	28,833	(36,841)	(8,008)
ProFund® VP Health Care	47,041	(135,025)	(87,984)
ProFund® VP Large-Cap Growth	4,136	(28,346)	(24,210)
ProFund® VP Large-Cap Value	5,456	(12,630)	(7,174)
ProFund® VP Rising Rates Opportunity	355,466	(236,499)	118,967
ProFund® VP Small-Cap Growth	28,453	(22,887)	5,566
ProFund® VP Small-Cap Value	20,545	(23,481)	(2,936)
ProFund® VP Technology	49,037	(72,087)	(23,050)
ProFund® VP U.S. Government Plus	15,285	(36,333)	(21,048)
T. Rowe Price Mid-Cap Growth Portfolio - Class II	1,461	(15,773)	(14,312)
Templeton Foreign VIP Fund - Class 1	30,444	(80,523)	(50,079)
Templeton Foreign VIP Fund - Class 2	118,114	(96,150)	21,964
Vanguard® VIF Mid-Cap Index Portfolio	59,197	(98,534)	(39,337)
Vanguard® VIF Real Estate Index Portfolio	67,837	(128,789)	(60,952)
Vanguard® VIF Small Company Growth Portfolio	68,565	(89,374)	(20,809)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued.

The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn and volatility of the financial markets and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to evolve, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Management identified no other items or events required for disclosure.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account JF-A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account JF-A ("Variable Account"), as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since 1995.
Philadelphia, Pennsylvania
April 23, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Century VP International Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Century VP Value Fund - Class II	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth-Income Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Small Cap Index VIP Portfolio - Class B	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP High Income Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Small Cap Value VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Bond Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Government Money Market Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP MFS Value Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Research Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Utilities Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund® VP Asia 30	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund® VP Europe 30	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund® VP Financials	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund® VP Health Care	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund® VP Large-Cap Growth	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund® VP Large-Cap Value	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund® VP Rising Rates Opportunity	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
ProFund® VP Small-Cap Growth	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund® VP Small-Cap Value	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund® VP Technology	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ProFund® VP U.S. Government Plus	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
T. Rowe Price Mid-Cap Growth Portfolio - Class II	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Foreign VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Foreign VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Mid-Cap Index Portfolio	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Real Estate Index Portfolio	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Small Company Growth Portfolio	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Part C - Ensemble III

Item 26:  Exhibits

(1)

Resolution of Board of Directors of the Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984 incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No.: 033-7734) filed on April 18, 1996.

(2)	N/A

(3)

Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 24 on Form S-6 (File No.: 333-61554) filed on December 18, 2007.

(a)  Form of Broker/Dealer Selling agreement among The Lincoln National Life Insurance Company, Lincoln Life Annuity Company of New York and Lincoln Financial Distribution, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.

(4)	Policy incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No: 333-93367) filed on April 19, 2000.

Specimen Riders incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No.: 33-77496) filed on April 22, 1996.

	(a)	Death Benefit Maintenance Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(b)	Accelerated Benefits Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(c)	Accidental Death Benefit Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(d)	Automatic Increase Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(e)	Accelerated Benefits Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(f)	Guaranteed Death Benefit Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(g)	Guaranteed Insurability Option Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(h)	Supplemental Coverage Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(i)	Spouse Term Insurance Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(j)	Disability Waiver of Monthly Deduction Benefit Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(k)	Disability Waiver of Specified Premium Benefit Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

	(l)	Children’s Term Insurance Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No.: 033-07734) filed on April 29, 2003.

(5)	Specimen Application incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(6)	(a)	Articles of Incorporation of The Lincoln National Life Insurance Company incorporated by reference to Pre-Effective Amendment No. 1 (File No.: 333-04999) filed on September 25, 1996.

	(b)	By-laws of The Lincoln National Life Insurance Company incorporated by reference to Post-Effective Amendment No. 3 (File No.: 333-118478) filed on April 5, 2007.

(7)	Reinsurance Contracts incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(8)	Fund Participation Agreement between The Lincoln National Life Insurance Company and:

	(a)	American Century Variable Portfolios, Inc. incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.

	(b)	American Funds Insurance Series incorporated by reference to Post-Effective Amendment No. 26 on From N-6 (File No.: 333-146507) filed on April 3, 2017.

(a) Amendment No. 15 incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.

	(c)	Delaware VIP Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No.: 333-146507) filed on April 1, 2015.

	(d)	Deutsche Investments VIT Funds incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No.: 333-146507) filed on April 2, 2013.

	(e)	Fidelity(R) Variable Insurance Products incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.

	(f)	Franklin Templeton Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No.: 333-146507) filed on April 1, 2015.

	(g)	Goldman Sachs Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No.: 333-146507) filed on April 1, 2015.

	(h)	Lincoln Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 24 (File No.: 333-146507) filed on April 1, 2016.

	(i)	MFS(R) Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No.: 333-146507) filed on April 1, 2015.

	(j)	PIMCO Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.

	(k)	ProFunds VP incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-144274) filed on April 24, 2019.

(l)

T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 25, 1996. (Fund Participation Agreement)

(a)           T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-05827) filed on April 3, 2003. (Amendment)

(b)           T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 333-04999) filed on April 6, 2011. (Amendment dated February 9, 2011)

(c)           T. Rowe Price International Series, Inc. and T. Rowe Price Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-04999) filed on April 6, 2012. (Amendment dated October 10, 2011)

(d) Amendment dated March 24, 2014 incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No. 333-125790) filed on April 1, 2015.

(m) Vanguard Variable Insurance Fund incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No.: 333-93367) filed on April 24, 2003.

(9)

Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity of NewYork incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.

(10)	N/A

(11)	Opinion and Consent of Scott C. Durocher, Esq. (Filed Herewith)

(12)	N/A

(13)	N/A

(14)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

(15)	N/A

(16)	N/A

(17)	Compliance Procedures incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.

Item 27. Directors and Officers of the Depositor

Name	Positions and Offices with Depositor
Dennis R. Glass**	President, Director and Chairman
Leon E. Roday**	Executive Vice President, General Counsel and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Christopher A. Giovanni**	Senior Vice President and Treasurer
Stephen B. Harris**	Senior Vice President and Chief Ethics and Compliance Officer
Keith J. Ryan*	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts

*      Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

**   Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

*** Principal business address is 350 Church Street, Hartford, CT 06103

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 File No: 333-222786 filed on May 14, 2018)

Item 29. Indemnification

(a) Brief description of indemnification provisions:

In general, Article VII of the By-Laws of The Lincoln National Life  Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify  certain persons against expenses, judgments and certain other specified  costs incurred by any such person if he/she is made a party or is  threatened to be made a party to a suit or proceeding because he/she was a  director, officer, or employee of Lincoln Life, as long as he/she acted in  good faith and in a manner he/she reasonably believed to be in the best  interests of, or not opposed to the best interests of, Lincoln Life.  Certain additional conditions apply to indemnification in criminal  proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(8) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities  Act of 1933 may be permitted to directors, officers and controlling  persons of the Registrant pursuant to the provisions described in Item  28(a) above or otherwise, the Registrant has been advised that in the  opinion of the Securities and Exchange Commission such indemnification is  against public policy as expressed in the Act and is, therefore,  unenforceable. In the event that a claim for indemnification against such  liabilities (other than the payment by the Registrant of expenses incurred  or paid by a director, officer, or controlling person of the Registrant in  the successful defense of any such action, suit or proceeding) is asserted  by such director, officer or controlling person in connection with the  securities being registered, the Registrant will, unless in the opinion of  its counsel the matter has been settled by controlling precedent, submit  to a court of appropriate jurisdiction the question whether such  indemnification by it is against public policy as expressed in the Act and  will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a)      Lincoln Financial Distributors, Inc. is the Principal Underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

(b)      Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Claire H. Hanna*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Christopher A. Giovanni*	Senior Vice President, Treasurer
Thomas O’Neill*	Senior Vice President, Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director

*      Principal Business address is 150 North Radnor Chester Road, Philadelphia, PA 19102

**   Principal Business address is 350 Church Street, Hartford, CT 06103

(c)     N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused these Post-Effective Amendments to the Registration Statements listed below on Form N-6/S-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 7th day of April, 2020 at 12:00 pm.

Lincoln Life Flexible Premium Variable Life Account M (File No. 811-08557; CIK: 0001048607)

333-200100 (Amendment No: 9)	333-146507 (Amendment No: 29)	333-111137 (Amendment No: 21)
333-191329 (Amendment No: 16)	333-181796 (Amendment No: 10)	333-118477 (Amendment No: 20)
333-139960 (Amendment No: 21) 333-229198 (Amendment No: 1)	333-118478 (Amendment No: 20)	333-229292 (Amendment No: 3)

Lincoln Life Flexible Premium Variable Life Account R (File No. 811-08579; CIK: 0001051932)

333-232013 (Amendment No: 1)	333-188891 (Amendment No: 9)
333-207968 (Amendment No: 6)	333-115882 (Amendment No: 21)

Lincoln Life Flexible Premium Variable Life Account JF-A
(File No: 811-04160; CIK No. 000757552)

333-144272 (Amendment No: 16)	333-144274 (Amendment No: 15)

Lincoln Life Flexible Premium Variable Life Account G (File No. 811-05585; CIK: 0000835414)

033-22740 (Amendment No: 33)

Lincoln Life & Annuity Flexible Premium Variable Life Account M
(File No: 811-08559; CIK: 0001051629)

333-203099 (Amendment No: 11)

Lincoln Life Premium Life Account M, R, S, JF-A and G

Lincoln Life & Annuity Flexible Premium Variable Life Account M

LLANY Separate Account S for Flexible Premium Variable Life Insurance

(Registrant)

By	/s/Joshua R. Durand
Joshua R. Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/Joshua R. Durand
Joshua R. Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, these Post-Effective Amendments to the Registration Statements listed above on Form N-6/S-6 have been signed below on April 7, 2020 at 12:35 pm, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	/s/ Leon E. Roday*	Executive Vice President, Chief Counsel and Director
Leon E. Roday

	/s/ Wilford H. Fuller*	Executive Vice President and Director
Wilford H. Fuller

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/Scott C. Durocher
Scott C. Durocher
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Michelle Grindle,  Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6, N-4 or S-3 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)

VULdb / VULdb ES

VULdb-II ES

VUL-I / VULcv

VULcv-II / VULcvII ES / VUL Flex

VULcv-III ES

MoneyGuard VUL

VULone ES / VULone 2005 ES

Momentum VULone / Momentum VULone 2005

VULcv-IV ES

VULdb-IV ES

Momentum VULone 2007

VULone 2007

AssetEdge VUL

AssetEdge VUL2015/AssetEdge Exec VUL 2015

VULone2012

VULone2014

InReach VULone2014

VULone2019

AssetEdge VUL2019/AssetEdge Exec VUL 2019

AssetEdge VUL2019-2/AssetEdge Exec VUL 2019-2

Lincoln Life Flexible Premium Variable Life Account R (811-08579)	SVUL / SVUL-I SVUL-II / SVUL-II ES SVUL-III ES SVUL-IV ES / PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007 ES Momentum SVULone 2007 SVULone2013 SVULone2016 SVULone2019

Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL Lincoln Corporate Executive VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)

American Legacy VULcv-III

American Legacy VULdb-II

American Legacy SVUL-II

American Legacy SVUL-III

American Legacy VULcv-IV

American Legacy VULdb-IV

American Legacy SVUL-IV/PreservationEdge SVUL

American Legacy AssetEdge

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)

American Legacy II

American Legacy III

American Legacy III B Class

American Legacy III C Share

American Legacy III Plus

American Legacy III View

American Legacy Design

American Legacy Signature

American Legacy Fusion

American Legacy Series

American Legacy Advisory

American Legacy Target Date Income B Share

American Legacy Target Date Income Advisory

Shareholder’s Advantage

Shareholder’s Advantage A Class

Shareholder’s Advantage purchased on and after May 21, 2018

Lincoln National Variable Annuity Account L (811-07645)

Group Variable Annuity

Secured Retirement Income Version 1

Secured Retirement Income Version 2

Secured Retirement Income Version 3

Secured Retirement Income Version 4

Retirement Income Rollover Version 1

Retirement Income Rollover Version 2

Retirement Income Rollover Version 3

Retirement Income Rollover Version 4

Lincoln Life Variable Annuity Account N (811-08517)

ChoicePlus Assurance (A Share)

ChoicePlus Assurance (A Class)

ChoicePlus Assurance (B Share)

ChoicePlus Assurance (B Class)

ChoicePlus Assurance (C Share)

ChoicePlus Assurance (L Share)

ChoicePlus Assurance (Bonus)

Choice Plus

Choice Plus II

ChoicePlus Access

ChoicePlus II Access

ChoicePlus Bonus

ChoicePlus II Bonus

Lincoln Life Variable Annuity Account N (811-08517) Continued

ChoicePlus II Advance

ChoicePlus Design

ChoicePlus Signature

ChoicePlus Rollover

ChoicePlus Fusion

ChoicePlus Series

ChoicePlus Prime

ChoicePlus Advisory

ChoicePlus Select B-Share

InvestmentSolutions

InvestmentSolutions RIA

Lincoln Investor Advantage

Lincoln Invester Advantage 2018

Lincoln Investor Advantage Fee-Based

Lincoln Investor Advantage RIA

Lincoln Investor Advantage Advisory

Lincoln Investor Advantage RIA Class

Lincoln Level Advantage B Share Indexed Variable Annuity

Lincoln Level Advantage Advisory Indexed Variable Annuity

Lincoln Level Advantage B Class Indexed Variable Annuity

Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Lincoln Level Advantage Fee-Based Indexed Variable Annuity

Lincoln Level Advantage Select B-Share Indexed Variable Annuity

Lincoln Level Advantage Design B-Share Indexed Variable Annuity

Lincoln Level Advantage Design Advisory Indexed Variable Annuity

Core Income

Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group
Lincoln Life S-3 Filing (File No. 333-231487)

Lincoln Level Advantage B Share Indexed Variable Annuity

Lincoln Level Advantage Advisory Indexed Variable Annuity

Lincoln Level Advantage B Class Indexed Variable Annuity

Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Lincoln Level Advantage Fee-Based Indexed Variable Annuity

Lincoln Level Advantage Select B Share Indexed Variable Annuity

Lincoln Level Advantage Design B-Share Indexed Variable Annuity

Lincoln Level Advantage Design Advisory Indexed Variable Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/Dennis R. Glass	President, Chairman and Director
Dennis R. Glass

/s/Ellen G. Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

/s/Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/Christine A. Janofsky	Senior Vice President and Controller
Christine A. Janofsky

/s/Leon E. Roday	Executive Vice President, General Counsel and Director
Leon E. Roday

/s/Wilford H. Fuller	Executive Vice President and Director
Wilford H. Fuller

/s/Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller,  Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/Delson R. Campbell	/s/Scott C. Durocher
Delson R. Campbell	Scott C. Durocher

/s/Kimberly A. Genovese	/s/Daniel P. Herr
Kimberly A. Genovese	Daniel P. Herr

/s/Donald E. Keller	/s/Michelle Grindle
Donald E. Keller	Michelle Grindle

/s/Jeffrey L. Smith	/s/John D. Weber
Jeffrey L. Smith	John D. Weber

/s/Jassmin McIver-Jones	/s/Caroly Augur
Jassmin McIver-Jones	Carolyn Augur

Version dated: February 2020